UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A (Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement
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Soliciting Material Pursuant to §240.14a-12

AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To Fellow Shareholders:

Aetna Inc.’s 2013 Annual Meeting of Shareholders will be held on Friday, May 17, 2013, at 9:30 a.m. Eastern time at the InterContinental Tampa in Tampa, Florida. We hope you will attend.

This document includes the Notice of the Annual Meeting and Aetna’s 2013 Proxy Statement. The Proxy Statement provides information about Aetna and describes the business we will conduct at the meeting.

At the meeting, in addition to specific agenda items, we will discuss generally the operations of Aetna. We welcome any questions you have concerning Aetna and will provide time during the meeting for questions from shareholders.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. These rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. As a result, beginning on or about April 5, 2013, we are mailing a notice of Internet availability to many of our shareholders instead of paper copies of our Proxy Statement and our 2012 Annual Report, Financial Report to Shareholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including the Proxy Statement, our 2012 Annual Report, Financial Report to Shareholders and Proxy Card.

If you plan to attend the meeting, please follow the advance registration instructions on page 5 of the Proxy Statement under “How Can I Obtain an Admission Ticket For the Annual Meeting?” and on page 80 of the Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 10, 2013. An admission ticket, which is required for admission to the meeting, will be mailed to you prior to the meeting.

Your vote is very important to us. If you are unable to attend the Annual Meeting, it is still important that your shares be represented. Please vote your shares promptly.

Thank you for being an Aetna shareholder and for the trust you have in our Company.

Mark T. Bertolini
Chairman, Chief Executive Officer and President
April 5, 2013

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Aetna Inc. 151 Farmington Avenue Hartford, Connecticut 06156	Judith H. Jones Vice President and Corporate Secretary
Notice of Annual Meeting of Shareholders of Aetna Inc.

Friday, May 17, 2013

9:30 a.m. Eastern time

InterContinental Tampa in Tampa, Florida

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Aetna Inc. will be held at the InterContinental Tampa in Tampa, Florida on Friday, May 17, 2013, at 9:30 a.m. Eastern time for the following purposes:

1.

To elect as Directors of Aetna Inc. the 12 nominees named in this Proxy Statement;

2.

To approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013;

3.

To approve the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan;

4.

To approve the Company’s executive compensation on a non-binding advisory basis;

5.

To consider and act on three shareholder proposals, if properly presented at the meeting; and

6.

To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 15, 2013, as the record date for determination of the shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

The Annual Meeting is open to all shareholders as of the record date, the close of business on March 15, 2013, or their authorized representatives. Parking is available at the InterContinental Tampa in Tampa, Florida, and public parking is also available in the vicinity. See page C-1 for directions to the InterContinental Tampa in Tampa, Florida.

In order to attend the Annual Meeting, you must present an admission ticket, along with government-issued photo identification (for example, a driver’s license or passport). You must request a ticket in advance by following the instructions on pages 5 and 80 of the attached Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 10, 2013.

It is important that your shares be represented and voted at the Annual Meeting. We urge you to vote by using the Internet, by telephone or, if you received a proxy/voting instruction card, by marking, dating, signing and returning it by mail in the postage-paid envelope furnished for that purpose. If you attend the Annual Meeting, you may vote in person if you wish, even if you have voted previously.

This Notice of Annual Meeting and Proxy Statement and the Company’s 2012 Annual Report, Financial Report to Shareholders are available on Aetna’s Internet website at www.aetna.com/proxymaterials.

The Annual Meeting will be audiocast live on the Internet at www.aetna.com/investor.

April 5, 2013	By order of the Board of Directors,

Judith H. Jones
Vice President and Corporate Secretary

Table of Contents

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2013	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
GOVERNANCE OF THE COMPANY	9
Aetna’s Corporate Governance Guidelines	9
Aetna’s Board of Directors	9
Director Elections — Majority Voting Standard	10
Director Retirement Age	10
Executive Sessions	10
Board Leadership Structure and the Lead Director	10
Communications with the Board	11
Director Independence	12
Compensation Committee Interlocks and Insider Participation	13
Meeting Attendance	14
Aetna’s Code of Conduct	14
Related Party Transaction Policy	14
Consideration of Director Nominees	19
I.	ELECTION OF DIRECTORS	20
Nominees for Directorships	20
Director Compensation Philosophy and Elements	27
Director Stock Ownership Guidelines	27
2012 Nonmanagement Director Compensation	27
2012 Director Compensation	28
Additional Director Compensation Information	29
Section 16(a) Beneficial Ownership Reporting Compliance	31
Security Ownership of Certain Beneficial Owners, Directors, Nominees and Executive Officers	31
Beneficial Ownership Table	32
COMPENSATION DISCUSSION AND ANALYSIS	34
EXECUTIVE COMPENSATION	45
2012 Summary Compensation Table	45
2012 Grants of Plan-Based Awards	48
Outstanding Equity Awards at 2012 Fiscal Year-End	49
2012 Option Exercises and Stock Vested	51
2012 Pension Benefits	51

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Pension Plan Narrative	52
2012 Nonqualified Deferred Compensation	53
Deferred Compensation Narrative	54
Potential Post-Employment Payments	54
Equity Compensation Plans	62
COMPENSATION COMMITTEE REPORT	63
REPORT OF THE AUDIT COMMITTEE	63
II.	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64
III.	APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN	65
IV.	APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON A NON-BINDING ADVISORY BASIS	72
V.	SHAREHOLDER PROPOSALS	73
ADDITIONAL INFORMATION	79
ADMISSION AND TICKET REQUEST PROCEDURE	80
ANNEX A - RECONCILIATION OF CERTAIN AMOUNTS TO THE MOST DIRECTLY COMPARABLE GAAP MEASURE	A-1
ANNEX B - AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN	B-1
ANNEX C - DIRECTIONS TO INTERCONTINENTAL TAMPA IN TAMPA, FLORIDA	C-1

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2013

This Proxy Statement and the related 2012 Annual Report, Financial Report to Shareholders are available at www.aetna.com/proxymaterials.

Among other things, the “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING” section of this Proxy Statement contains information regarding:

•

The date, time and location of the Annual Meeting;

•

A list of the matters being submitted to shareholders for vote and the recommendations of the Board of Directors of Aetna Inc., if any, regarding each of those matters; and

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Information about attending the Annual Meeting and voting in person.

Any control/identification number that a shareholder needs to access his or her form of proxy is included with his or her proxy or voting instruction card or notice of Internet availability of proxy materials.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why Am I Receiving This Proxy Statement?

The Board of Directors (the “Board”) of Aetna Inc. (“Aetna”) is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Aetna’s Annual Meeting of Shareholders that will take place on May 17, 2013, and any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. A notice of the Internet availability of proxy materials or the proxy materials and an enclosed proxy card are being mailed to shareholders beginning on or about April 5, 2013.

Why Did I Receive in the Mail a Notice of the Internet Availability of Proxy Materials?

You received in the mail either a notice of the Internet availability of proxy materials or a printed Proxy Statement and 2012 Annual Report, Financial Report to Shareholders because you owned Aetna common shares at the close of business on March 15, 2013, the RECORD DATE, and that entitles you to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the Annual Meeting or at any later meeting if the Annual Meeting is adjourned or postponed for any reason. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.

This Proxy Statement describes the matters on which Aetna would like you to vote, provides information on those matters, and provides information about Aetna that we must disclose when we solicit your proxy.

Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet to many shareholders. We believe that Internet delivery of our proxy materials allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

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Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to many of our shareholders (including beneficial owners) as of the Record Date. Our shareholders who receive the Notice will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet or to request a printed copy. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by calling Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-579-1639. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

Are the Proxy Materials Available Online?

Yes. As described in more detail in response to the prior question, most shareholders will receive the proxy statement online. If you received a paper copy, you can also view these documents on the Internet by accessing our website at www.aetna.com/proxymaterials.

What Information Is Contained in These Materials?

This Proxy Statement provides you with information about Aetna’s governance structure, our Director nominating process, the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our Directors and our named executive officers, and certain other required information.

What Proposals Will Be Voted on at the Annual Meeting?

There are seven items scheduled to be voted on at the Annual Meeting:

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Election of the 12 nominees named in this Proxy Statement as Directors of Aetna for the coming year.

•

Approval of the appointment of KPMG LLP as the independent registered public accounting firm of Aetna and its subsidiaries (collectively, the “Company”) for the year 2013.

•

Approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan.

•

Approval of the Company’s executive compensation on a non-binding advisory basis.

•

Consideration of a shareholder proposal relating to adopting a policy that the Chairman of the Board be an independent director who has not previously served as an employee of the Company, if properly presented at the Annual Meeting.

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Consideration of a shareholder proposal relating to implementing a simple majority vote in our governance documents, if properly presented at the Annual Meeting.

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Consideration of a shareholder proposal relating to amending Aetna’s political contributions policy to include certain provisions regarding Board oversight, if properly presented at the Annual Meeting.

What Are Aetna’s Voting Recommendations?

The Board recommends that you vote your shares as follows:

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FOR each of Aetna’s nominees to the Board;

•

FOR the approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2013;

•

FOR the approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan;

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FOR the approval of the Company’s executive compensation on a non-binding advisory basis; and

•

AGAINST each of the shareholder proposals.

Which of My Shares Can I Vote?

You may vote all Aetna common shares, par value $.01 per share (“Common Stock”), that you owned as of the close of business on March 15, 2013, the RECORD DATE. These shares include those (1) held directly in your name as the SHAREHOLDER OF RECORD, including shares purchased through Aetna’s Computershare Investment Plan, and (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank or other holder of record.

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What Is the Difference Between Holding Shares As a Shareholder of Record and as a Beneficial Owner?

Many Aetna shareholders hold their shares through a stockbroker, bank or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

•

SHAREHOLDER OF RECORD — If your shares are registered directly in your name with Aetna’s transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”), you are considered the shareholder of record with respect to those shares, and Aetna is sending these proxy materials or the Notice directly to you. As the shareholder of record, you have the right to grant your voting proxy to the persons appointed by Aetna, to vote in person at the Annual Meeting or to grant your voting proxy to your representative. Aetna has enclosed a proxy card for you to use. Any shares held for you under the Computershare Investment Plan are included on the enclosed proxy card.

•

BENEFICIAL OWNER — If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and these proxy materials or the Notice are being forwarded to you by your broker or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares, and you also are invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you to the Annual Meeting a proxy, executed in your favor, from the shareholder of record. Your broker or other nominee also is obligated to provide you with a voting instruction card for you to use to direct them as to how to vote your shares.

How Can I Vote My Shares Before the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may vote before the Annual Meeting by granting a proxy to each of Barbara Hackman Franklin, Ellen M. Hancock and Edward J. Ludwig or, for shares you beneficially own, by submitting voting instructions to your broker or other nominee. Shareholders have a choice of voting by using the Internet, by calling a toll-free telephone number within the United States or Puerto Rico, or by completing a proxy or voting instruction card and mailing it in the postage-paid envelope provided. Please refer to the summary instructions below and carefully follow the instructions included on your Notice, on your proxy card or, for shares you beneficially own, the voting instruction card provided by your broker or other nominee. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

•

BY MAIL — You may vote by mail by marking, signing and dating your proxy card or, for shares held in street name, the voting instruction card provided by your broker or other nominee and mailing it back to your broker or other nominee in accordance with their instructions. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and date your proxy or voting instruction card but do not provide instructions, your shares will be voted as described under “What If I Return My Proxy Card or Voting Instruction Card But Do Not Provide Voting Instructions?” on page 4.

•

BY INTERNET — Go to www.proxyvote.com and follow the instructions. You will need to have your proxy card (or the Notice or the e-mail message you receive with instructions on how to vote) in hand when you access the website.

•

BY TELEPHONE — Call toll-free on a touchtone telephone 1-800-690-6903 inside the United States or Puerto Rico and follow the instructions. You will need to have your proxy card (or the e-mail message you receive with instructions on how to vote) in hand when you call.

The Internet and telephone voting procedures are designed to authenticate shareholders and to allow shareholders to confirm that their instructions have been properly recorded. In order to provide shareholders of record with additional time to vote their shares while still permitting an orderly tabulation of votes, Internet and telephone voting for these shareholders will be available until 11:59 p.m. Eastern time on May 16, 2013.

How Can I Vote the Shares I Hold Through the 401(k) Plan?

Participants in the Aetna 401(k) Plan (the “401(k) Plan”) who receive this Proxy Statement in their capacity as participants in the 401(k) Plan will receive voting instruction cards instead of proxy cards. The voting instruction card directs the trustee of the 401(k) Plan to vote the shares as indicated on the card. Shares held through the 401(k) Plan may be voted by using the Internet, by calling a toll-free telephone number or by marking, signing and dating the voting instruction card and mailing it to the trustee of the 401(k) Plan in accordance with the trustee’s instructions. Internet and telephone voting of shares held through the 401(k) Plan will be available until 11:59 p.m. Eastern time on May 14, 2013. Shares held through the 401(k) Plan for which no instructions are received will be voted by the trustee of the 401(k) Plan in the same percentage as the shares held through the 401(k) Plan for which the trustee receives voting instructions.

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How Can I Vote the Shares I Acquired Through an Aetna Employee Stock Purchase Plan?

You hold the Common Stock you acquired through any of Aetna’s employee stock purchase plans as the beneficial owner of shares held in street name. You can vote these shares as described above on page 3 under “How Can I Vote My Shares Before the Annual Meeting?”

Can I Change My Vote?

Yes. For shares you hold directly in your name, you may change your vote by (1) signing another proxy card with a later date and delivering it to us before the date of the Annual Meeting, (2) submitting revised votes over the Internet or by telephone before 11:59 p.m. Eastern time on May 16, 2013, or (3) attending the Annual Meeting in person and voting your shares at the Annual Meeting. The last-dated proxy card or Internet or telephone vote will be the only one that counts. Attendance at the Annual Meeting will not cause your previously granted proxy or Internet or telephone vote to be revoked unless you specifically so request. You may revoke your proxy by providing written notice to Aetna’s Corporate Secretary at 151 Farmington Avenue, RW61, Hartford, CT 06156. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the instructions you receive from your broker or other nominee and in a manner that allows your broker or other nominee sufficient time to process your new instructions and vote your shares.

Can I Vote at the Annual Meeting?

You may vote your shares at the Annual Meeting if you attend in person. You may vote the shares you hold directly in your name by completing a ballot at the Annual Meeting. You may only vote the shares you hold in street name at the Annual Meeting if you bring with you to the Annual Meeting a proxy, executed in your favor, from the shareholder of record. You may not vote shares you hold through the 401(k) Plan at the Annual Meeting.

How Can I Vote on Each Proposal?

In the election of Directors, you may vote FOR or AGAINST or ABSTAIN with respect to each of the Director nominees. In uncontested elections, Aetna’s Corporate Governance Guidelines require any incumbent Director nominee who receives more “AGAINST” votes than “FOR” votes to promptly submit his or her resignation for consideration by the Nominating and Corporate Governance Committee (the “Nominating Committee”) and the Board. Please see “Director Elections — Majority Voting Standard” on page 10. For all other proposals, you may vote FOR or AGAINST or ABSTAIN. For a discussion of the votes needed to approve each proposal, see “What Is the Voting Requirement to Approve Each of the Proposals, and How Will Votes Be Counted?” on page 6.

What If I Return My Proxy Card or Voting Instruction Card But Do Not Provide Voting Instructions?

If you sign and date your proxy card with no further instructions, your shares will be voted:

•

FOR the election as Directors of each of the nominees named on pages 20 through 26 of this Proxy Statement;

•

FOR the approval of KPMG LLP as the Company’s independent registered public accounting firm for 2013;

•

FOR the approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan;

•

FOR the approval of the Company’s executive compensation on a non-binding advisory basis; and

•

AGAINST each of the shareholder proposals.

If you sign and date your broker voting instruction card with no further instructions, your shares will be voted as described on your broker voting instruction card.

If you sign and date your 401(k) Plan voting instruction card with no further instructions, all shares you hold through the 401(k) Plan will be voted by the trustee of the 401(k) Plan in the same percentage as the shares held through the 401(k) Plan for which the trustee receives voting instructions.

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What If I Don’t Return My Proxy Card or Voting Instruction Card and Don’t Vote By Internet or Phone?

If you do not return your proxy card and do not vote by Internet or phone, shares that you hold directly in your name (i.e., shares for which you are the shareholder of record) will not be voted at the Annual Meeting. If you do not return your voting instruction card and do not vote by Internet or phone, shares that you beneficially own that are held in the name of a brokerage firm or other nominee may be voted in certain circumstances even if you do not provide the brokerage firm with voting instructions. Under New York Stock Exchange (“NYSE”) rules, brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The approval of KPMG LLP as the Company’s independent registered public accounting firm for 2013 is considered a routine matter for which brokerage firms may vote uninstructed shares. The election of Directors; the approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan; the approval of the Company’s executive compensation on a non-binding advisory basis; and each of the shareholder proposals to be voted on at the Annual Meeting are not considered routine under the applicable rules, and therefore brokerage firms may not vote uninstructed shares on any of those proposals. Any uninstructed shares you hold through the 401(k) Plan will be voted by the trustee of the 401(k) Plan in the same percentage as the shares held through the 401(k) Plan for which the trustee receives voting instructions.

What Does It Mean If I Receive More Than One Set of Proxy Materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all of the Notices and proxy and voting instruction cards you receive.

What Should I Do If I Want to Attend the Annual Meeting?

The Annual Meeting will be held at the InterContinental Tampa in Tampa, FL. Directions to the Intercontinental Tampa are on page C-1. The Annual Meeting is open to all shareholders as of the RECORD DATE (the close of business on March 15, 2013) or their authorized representatives. Anyone who attends the Annual Meeting must have an admission ticket. Follow the instructions below under “How Can I Obtain an Admission Ticket for the Annual Meeting?” to obtain an admission ticket.

How Can I Obtain an Admission Ticket For the Annual Meeting?

In accordance with Aetna’s security procedures, anyone wishing to attend the Annual Meeting must have an admission ticket issued in his or her name. Admission is limited to:

•

Shareholders at the close of business on March 15, 2013;

•

An authorized proxy holder of a shareholder of record at the close of business on March 15, 2013; or

•

An authorized representative of a shareholder of record who has been designated to present a shareholder proposal.

You must provide evidence of your ownership of shares with your ticket request and follow the requirements for obtaining an admission ticket specified in the “ADMISSION AND TICKET REQUEST PROCEDURE” on page 80. Aetna’s Corporate Secretary must receive your request for an admission ticket on or before May 10, 2013.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched, and all persons who attend the Annual Meeting may be required to pass through a metal detector. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the Annual Meeting once the meeting has commenced.

Can I Listen to the Annual Meeting If I Don’t Attend in Person?

Yes. You can listen to the live audio webcast of the Annual Meeting by going to Aetna’s Internet website at www.aetna.com/investor and then clicking on the link to the webcast.

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Where Can I Find the Voting Results of the Annual Meeting?

We will publish the voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting, and you will be able to find this report on Aetna’s Internet website at www.aetna.com/investor.

What Class of Shares Is Entitled to Be Voted?

Each share of Common Stock outstanding as of the RECORD DATE (the close of business on March 15, 2013) is entitled to one vote at the Annual Meeting. At the close of business on March 15, 2013, 326,606,173 shares of Common Stock were outstanding.

How Many Shares Must Be Present to Hold the Annual Meeting?

A majority of the shares of Common Stock outstanding as of the RECORD DATE (the close of business on March 15, 2013) must be present in person or by proxy for us to hold the Annual Meeting and transact business. This is referred to as a quorum. Shares subject to one or more broker nonvotes are counted as present for the purpose of determining the presence of a quorum if the broker votes the shares on a routine matter, such as the appointment of the Company’s independent registered public accounting firm. Generally, broker nonvotes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the proposal is not a routine matter, and the broker has not received voting instructions from the beneficial owner of the shares. If you abstain from voting on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum unless you abstain on all proposals.

What Is the Voting Requirement to Approve Each of the Proposals, and How Will Votes Be Counted?

Under Pennsylvania corporation law and Aetna’s Articles of Incorporation and By-Laws, the approval of any corporate action taken at the Annual Meeting is based on votes cast. For the proposals that will be considered at the Annual Meeting, other than the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan (the “Plan Proposal”), shareholder approval occurs if the votes cast in favor of the proposal exceed the votes cast against the proposal. “Votes cast” on these proposals means votes “for” or “against” a particular proposal, whether by proxy or in person. Abstentions and broker nonvotes are not considered “votes cast” on these proposals and therefore have no effect on the outcome. In uncontested elections, Directors are elected by a majority of votes cast. As described in more detail on page 10 under “Director Elections — Majority Voting Standard,” in uncontested elections, Aetna’s Corporate Governance Guidelines require any incumbent Director nominee who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee and the Board.

The vote necessary to approve the Plan Proposal, including the impact of abstentions and broker nonvotes, is subject to separate NYSE rules. For the Plan Proposal, under NYSE rules, shareholder approval occurs if a majority of votes cast are “for” the Plan Proposal and the total number of votes cast are a majority of the shares of Common Stock outstanding at the Record Date. Under NYSE rules, “votes cast” on the Plan Proposal consist of votes “for” or “against” the Plan Proposal as well as abstentions. As a result, abstentions have the effect of a vote “against” the Plan Proposal. Broker nonvotes are not considered “votes cast” and therefore have no effect on the number of votes cast on the Plan Proposal. However, broker nonvotes can have the effect of a vote “against” the Plan Proposal if the broker nonvote causes the total number of votes cast on the Plan Proposal to be less than a majority of the shares of Common Stock outstanding at the Record Date.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker nonvotes, as described under “How Many Shares Must Be Present to Hold the Annual Meeting?” above.

Who Will Bear the Cost of Soliciting Votes For the Annual Meeting?

Aetna will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and the Notice, except that you will pay for Internet access if you choose to access these proxy materials over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our Directors, officers and employees, none of whom will receive any additional compensation for such solicitation activities. We also have hired Georgeson Inc. to assist us in the solicitation of votes for a fee of $21,000 plus reasonable out-of-pocket expenses for these services, which vary from year to year. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of Common Stock and obtaining their voting instructions.

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Does Aetna Allow Shareholders to Choose to View Annual Reports to Shareholders and Proxy Statements Via the Internet?

Yes. Aetna allows shareholders of record to choose to view future annual reports to shareholders and proxy statements via the Internet instead of receiving paper copies of these documents in the mail. The 2013 Aetna Inc. Notice of Annual Meeting and Proxy Statement and 2012 Aetna Annual Report, Financial Report to Shareholders are available on Aetna’s Internet website at www.aetna.com/proxymaterials. Under Pennsylvania law, Aetna may provide shareholders who give Aetna their e-mail addresses with electronic notice of its shareholder meetings as described below.

If you are a shareholder of record, you can choose to view annual reports to shareholders and proxy statements via the Internet and save Aetna the cost of producing and mailing these documents in the future by following the instructions under “How Do I Elect to View Annual Reports to Shareholders and Proxy Statements Via the Internet?” below. If you hold your shares through a stockbroker, bank or other holder of record, check the information provided by that entity for instructions on how to elect to view future notices of shareholder meetings, proxy statements and annual reports via the Internet.

If you are a shareholder of record and choose to receive future notices of shareholder meetings by e-mail and view future annual reports and proxy statements over the Internet, you must supply an e-mail address, and you will receive your notice of the meeting by e-mail when those materials are posted. The notice you receive will include instructions and contain the Internet address for those materials.

Many shareholders who hold their shares through a stockbroker, bank or other holder of record and elect electronic access will receive an e-mail containing the Internet address to access Aetna’s notices of shareholder meetings, proxy statements and annual reports when those materials are posted.

How Do I Elect to View Annual Reports to Shareholders and Proxy Statements Via the Internet?

If you are a shareholder of record and are interested in receiving future notices of shareholder meetings by e-mail and viewing future annual reports and proxy statements via the Internet instead of receiving paper copies of these documents, you may elect this option when voting by using the Internet at www.proxyvote.com and following the instructions. You will need to have your proxy card (or the Notice or the e-mail message you receive with instructions on how to vote) in hand when you access the website.

What If I Get More Than One Copy of Aetna’s Annual Report?

The 2012 Aetna Annual Report, Financial Report to Shareholders is being mailed to shareholders in advance of, or together with, this Proxy Statement. If you hold Aetna shares in your own name and received more than one copy of the 2012 Aetna Annual Report, Financial Report to Shareholders at your address and wish to reduce the number of reports you receive and save Aetna the cost of producing and mailing these reports, you should contact Aetna’s Transfer Agent at 1-800-446-2617 to discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive an annual report, unless you elect to view future annual reports over the Internet. The mailing of dividend checks, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of annual reports. Registered shareholders may resume the mailing of an annual report to an account by calling Aetna’s Transfer Agent at 1-800-446-2617. If you own shares through a stockbroker, bank or other holder of record and received more than one 2012 Aetna Annual Report, Financial Report to Shareholders, please contact the holder of record to eliminate duplicate mailings.

“Householding” occurs when a single copy of our annual report and proxy statement is sent to any household at which two or more shareholders reside if they appear to be members of the same family. Although we do not “household” for registered shareholders, a number of brokerage firms have instituted householding for shares held in street name. This procedure reduces our printing and mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way.

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What If a Director Nominee Is Unwilling or Unable to Serve?

If for any reason one or more of Aetna’s nominees is not available to be a candidate for Director, the persons named as proxy holders on your proxy card may vote your shares for such other candidate or candidates as may be nominated by the Board, or the Board may reduce the number of Directors to be elected.

What Happens If Additional Proposals Are Presented at the Meeting?

Other than the election of Directors and the other proposals described in this Proxy Statement, Aetna has not received proper notice of, and is not aware of, any matters to be presented for a vote at the Annual Meeting. If you grant a proxy using your proxy card, the persons named as proxies on your proxy card, or any of them, will have discretion to, and intend to, vote your shares according to their best judgment on any additional proposals or other matters properly presented for a vote at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place.

Can I Propose Actions for Consideration at Next Year’s Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?

Yes. You can submit proposals for consideration at future annual meetings, including Director nominations.

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SHAREHOLDER PROPOSALS: In order for a shareholder proposal to be considered for inclusion in Aetna’s proxy statement for the 2014 Annual Meeting, the written proposal must be RECEIVED by Aetna’s Corporate Secretary no later than the close of business Eastern time on December 6, 2013. Such proposals must be sent to: Corporate Secretary, Aetna Inc., 151 Farmington Avenue, RW61, Hartford, CT 06156. Such proposals also will need to comply with the SEC’s rules and regulations, namely Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of shareholder proposals in Aetna-sponsored proxy materials.

In order for a shareholder proposal to be raised from the floor during the 2014 Annual Meeting instead of being submitted for inclusion in Aetna’s proxy statement, the shareholder’s written notice must be RECEIVED by Aetna’s Corporate Secretary at least 90 calendar days before the date of the 2014 Annual Meeting and must contain the information required by Aetna’s By-Laws. Please note that the 90-day advance notice requirement relates only to matters a shareholder wishes to bring before the 2014 Annual Meeting from the floor. It does not apply to proposals a shareholder wishes to have included in Aetna’s proxy statement; that procedure is explained in the immediately preceding paragraph.

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NOMINATION OF DIRECTOR CANDIDATES: You may propose Director candidates for consideration by the Nominating Committee. In addition, Aetna’s By-Laws permit shareholders to nominate Directors for consideration at a meeting of shareholders at which one or more Directors are to be elected. In order to nominate a Director candidate at the 2014 Annual Meeting, the shareholder’s written notice must be RECEIVED by Aetna’s Corporate Secretary at least 90 calendar days before the date of the 2014 Annual Meeting and must contain the information required by Aetna’s By-Laws. (Please see “Director Qualifications” on page 19 for a description of qualifications that the Board believes are required for Board nominees.)

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COPY OF BY-LAW PROVISIONS: You may contact the Corporate Secretary at Aetna’s headquarters, 151 Farmington Avenue, RW61, Hartford, CT 06156, for a copy of the relevant provisions of Aetna’s By-Laws regarding the requirements for making shareholder proposals and nominating Director candidates. You also can visit Aetna’s website at www.aetna.com/governance to review and download a copy of Aetna’s By-Laws.

Can Shareholders Ask Questions at the Annual Meeting?

Yes. You can ask questions regarding each of the items to be voted on when those items are discussed at the Annual Meeting. Shareholders also will have an opportunity to ask questions of general interest at the end of the Annual Meeting.

Who Counts the Votes Cast at the Annual Meeting?

Votes are counted by employees of Broadridge Financial Solutions, Inc. and certified by the judge of election for the Annual Meeting who is an employee of Governance Consulting Services, LLC, an independent consultant of Broadridge Financial Solutions, Inc. The judge will determine the number of shares outstanding and the voting power of each share, determine the shares represented at the Annual Meeting, determine the existence of a quorum, determine the validity of proxies and ballots, count all votes and determine the results of the actions taken at the Annual Meeting.

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Is My Vote Confidential?

Yes. The vote of each shareholder is held in confidence from Aetna’s Directors, officers and employees except (a) as necessary to meet applicable legal requirements (including stock exchange listing requirements) and to assert or defend claims for or against Aetna and/or one or more of its consolidated subsidiaries, (b) as necessary to assist in resolving any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote, (c) if there is a contested proxy solicitation, (d) if a shareholder makes a written comment on a proxy card or other means of voting or otherwise communicates to management, or (e) as necessary to obtain a quorum.

GOVERNANCE OF THE COMPANY

At Aetna, we believe sound corporate governance principles are good for our business, our industry, the competitive marketplace and for all of those who place their trust in us. We have embraced the principles behind the Sarbanes-Oxley Act of 2002, as well as the governance rules for companies listed on the NYSE. These principles are reflected in the structure and composition of our Board and in the charters of our Board Committees, and are reinforced through Aetna’s Code of Conduct, which applies to every Aetna employee and every member of the Board.

Aetna’s Corporate Governance Guidelines

Aetna’s Corporate Governance Guidelines (the “Guidelines”) provide the framework for the governance of Aetna. The governance rules for companies listed on the NYSE and those contained in the Sarbanes-Oxley Act of 2002 are reflected in the Guidelines. The Guidelines address the role of the Board (including advising on key strategic, financial and business objectives); the composition of the Board and selection of Directors; the functioning of the Board (including its annual self-evaluation); the Committees of the Board; the compensation of Directors; and the conduct and ethics standards for Directors, including a prohibition against any nonmanagement Director having a direct or indirect material relationship with the Company except as authorized by the Board or our Nominating Committee, and a prohibition against Company loans to, or guarantees of obligations of, Directors and their family members. The Guidelines are available at www.aetna.com/governance.

The Board reviews the Company’s corporate governance practices annually. These reviews include a comparison of our current practices to those suggested by various groups or authorities active in corporate governance and to those of other public companies.

Aetna’s Board of Directors

Aetna’s business and affairs are managed under the direction of the Board. Under Aetna’s By-Laws, the size of the Board may range from 3 to 21 members, with any change to the size of the Board to be designated from time to time by the Board. The Board currently consists of 12 individuals. The Board appoints Aetna’s officers, who serve at the discretion of the Board.

Under Aetna’s Articles of Incorporation, at each annual meeting of shareholders, all of the Directors are elected to hold office for a term of one year and until their successors are elected and qualified.

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Director Elections — Majority Voting Standard

Aetna’s Articles of Incorporation provide for majority voting in uncontested elections of Directors. Under the Articles of Incorporation, a Director nominee will be elected if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. An abstention will not have any effect on the outcome of the election. In contested elections, those in which there are more candidates for election than the number of Directors to be elected and one or more candidates have been properly proposed by shareholders, the voting standard will be a plurality of votes cast. Under Pennsylvania law and the Articles of Incorporation, if an incumbent Director nominee does not receive a majority of the votes cast in an uncontested election, the incumbent Director will continue to serve on the Board until his or her successor is elected and qualified. To address this situation, the Guidelines require any incumbent nominee for Director in an uncontested election who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee. The Nominating Committee is then required to recommend to the Board the action to be taken with respect to the resignation, and the Board is required to act on the resignation, in each case within a reasonable period of time. Aetna will disclose promptly to the public each such resignation and decision by the Board. New nominees not already serving on the Board who fail to receive a majority of votes cast in an uncontested election will not be elected to the Board in the first instance.

Director Retirement Age

The Nominating Committee regularly assesses the appropriate size and composition of the Board and, among other matters, whether any vacancies on the Board are expected due to retirement or otherwise. The current Director retirement age is 76. Each year, the Nominating Committee considers the characteristics and performance of each individual Director candidate as part of its nomination process, regardless of the candidate’s age.

Executive Sessions

Aetna’s nonmanagement Directors meet in regularly scheduled executive sessions without management present at every regular Aetna Board meeting. During 2012, the nonmanagement Directors, each of whom is independent other than Dr. Coye, met eight times to discuss certain Board policies, processes and practices, the performance and proposed performance-based compensation of the Chairman, Chief Executive Officer and President, management succession and other matters relating to the Company and the functioning of the Board. Dr. Coye was an independent Director until September 2010, when she joined UCLA Health System. In addition, Aetna’s independent Directors met once in executive session during 2012 without management present.

Board Leadership Structure and the Lead Director

The Board, assisted by the Nominating Committee, regularly reviews the leadership structure of the Company, including whether the position of Chairman should be held by an independent Director. The Board believes that the decision to combine or separate the positions of Chairman and Chief Executive Officer is highly dependent on the strengths and personalities of the personnel involved and must take into account current business conditions and the environment in which the Company operates. The Board also strongly believes Mr. Bertolini, who continues to serve as Chief Executive Officer and President, is a successful leader of the Board and an effective bridge between the Directors and Company management. While the Board has decided to keep the roles of Chairman and Chief Executive Officer combined at this time, the Board also has taken steps to ensure that it effectively carries out its responsibility for independent oversight of management. These steps include the appointment of a Lead Director (with comprehensive and clearly delineated duties); the scheduling at every regular Board meeting of an executive session of the nonmanagement Directors (without Mr. Bertolini or other management attendees present); and assuring that substantially all of the nonmanagement Directors are independent. In addition, each Board Committee meets regularly in executive session without management attendees.

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During 2012, the Board expanded the duties of the Presiding Director and changed the role to Lead Director. The duties of the Lead Director include the following:

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presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the nonmanagement directors;

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approving meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items;

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approving information sent to the Board;

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calling special meetings of the Board (including meetings of the nonmanagement or independent Directors); and

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making himself or herself available as appropriate for consultation and direct communication upon the reasonable request of a major shareholder.

Edward J. Ludwig, an independent Director, has served as the Lead Director since February 24, 2012. Mr. Ludwig served as Presiding Director from September 2011 to February 24, 2012. The Lead Director is elected annually. Commencing in 2012, the Lead Director began to receive an annual cash retainer of $15,000, the same amount currently paid to the Chairman of the Audit Committee and the Chairman of the Committee on Compensation and Organization (the “Compensation Committee”).

Communications with the Board

To contact Aetna’s management Director, you may write to him at:

Mark T. Bertolini Chairman, Chief Executive Officer and President Aetna Inc. 151 Farmington Avenue Hartford, CT 06156

Communications sent to Aetna’s management Director will be delivered directly to him. Anyone wishing to make their concerns known to Aetna’s nonmanagement Directors or the Lead Director or to send a communication to the entire Board may contact:

Edward J. Ludwig Lead Director P.O. Box 370205 West Hartford, CT 06137-0205

All such communications will be kept confidential and forwarded directly to the Lead Director. Items that are unrelated to a Director’s duties and responsibilities as a Board member, such as junk mail, may be excluded by the Corporate Secretary.

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Director Independence

The Board has established guidelines (“Director Independence Standards”) to assist it in determining Director independence. In accordance with the Director Independence Standards, the Board must determine that each independent Director has no material relationship with the Company other than as a Director and/or a shareholder of the Company. Consistent with the NYSE listing standards, the Director Independence Standards specify the criteria by which the independence of our Directors will be determined, including guidelines for Directors and their immediate family members with respect to past employment or affiliation with the Company or its external auditor. The Director Independence Standards are available at www.aetna.com/governance.

Pursuant to the Director Independence Standards, the Board undertook its annual review of Director independence in February 2013. The purpose of this review was to determine whether any nonmanagement Director’s relationships or transactions are inconsistent with a determination that the Director is independent. During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family (or any entity of which a Director or an immediate family member is a partner, major shareholder or officer) and the Company. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family with members of the Company’s senior management or their affiliates.

As a result of this review, the Board affirmatively determined in its business judgment that each of Fernando Aguirre, Frank M. Clark, Betsy Z. Cohen, Roger N. Farah, Barbara Hackman Franklin, Jeffrey E. Garten, Ellen M. Hancock, Richard J. Harrington, Edward J. Ludwig and Joseph P. Newhouse, each of whom also is standing for election at the Annual Meeting, is independent as defined in the NYSE listing standards and under Aetna’s Director Independence Standards and that any relationship with the Company (either directly or as a partner, major shareholder or officer of any organization that has a relationship with the Company) is not material under the independence thresholds contained in the NYSE listing standards and under Aetna’s Director Independence Standards. In 2012, the Board affirmatively determined that Gerald Greenwald was independent under both such standards and that any such relationship with the Company was not material. Mr. Greenwald retired from the Board in May 2012. The Board has determined that Molly J. Coye, M.D., is not independent under the NYSE listing standards and under Aetna’s Director Independence Standards due to the Company’s business relationship with her employer. Dr. Coye is not involved in that relationship.

In determining that each of the nonmanagement Directors other than Dr. Coye is independent, the Board considered that the Company in the ordinary course of business sells products and services to, and/or purchases products and services from, companies and other entities at which some of our Directors or their immediate family members are or have been officers and/or significant equity holders or have certain other relationships. Specifically, the Board considered the existence of and approved the transactions listed in the tables on page 13, all of which were made in the ordinary course of business, on terms and conditions substantially similar to those with unrelated third parties, and which the Board believes were in, or not inconsistent with, the best interests of the Company. The aggregate amounts paid to or received from these companies or other entities in each of the last three years did not approach the threshold in the Director Independence Standards (i.e., the greater of $1 million or 2% of the other company’s consolidated gross revenues) for 2012, except in the case of Dr. Coye. The tables on page 13 set forth such aggregate amounts for 2012.

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2012 SALES AND OTHER AMOUNTS RECEIVED BY THE COMPANY

Director	Organization	Type of Organization	Relationship to Organization	Type of Transaction, Relationship or Agreement(a)	2012 Amount(b)
Fernando Aguirre	Chiquita Brands International, Inc.	Global Distributor of Consumer Products	Former Executive Officer	FSA/COBRA administrative services	<1% <$500,000
Frank M. Clark	Exelon Corporation	Energy Services Company	Former Executive Officer	Health Care Benefits (Dental)	≈0.02% >$1 million
Roger N. Farah	Ralph Lauren Corporation	Lifestyle Products	Executive Officer	Health Care Benefits (Medical/Dental)	<1% <$500,000
Jeffrey E. Garten	Yale University	Educational Institution	Employee	Health Care Benefits (Medical/Life)	≈0.08% >$1 million
Edward J. Ludwig	Becton, Dickinson and Company	Global Medical Technology Company	Former Executive Officer	Health Care Benefits (Medical/Dental); Manufacturer Discounts	≈0.09% >$1 million

(a)

All premiums and fees were determined on the same terms and conditions as premiums and fees for our other customers.

(b)

Percentages are determined by dividing (1) calendar year 2012 payments due and owing to the Company by (2) the applicable entity’s most recently available annual consolidated gross revenues.

2012 PURCHASES BY THE COMPANY

Director	Organization	Type of Organization	Relationship to Organization	Type of, Transaction, Relationship or Agreement(A)	2012 Amount(B)
Frank M. Clark	Exelon Corporation, and/or its subsidiary companies	Energy Services Company	Former Executive Officer	Utility Services; Rent for Parking Easement	<1% <$500,000
Molly J. Coye, M.D.	UCLA Health System	Provider of Hospital/Physician Services	Chief Innovation Officer	Contract with Provider for Hospital/Physician Services for Members(C)	≈4.45% >$1 million
Jeffrey E. Garten	Yale University	Educational Institution	Employee	Childhood Obesity Study	≈0.002% <$500,000
Joseph P. Newhouse	Harvard University	Educational Institution	Employee	Medical Content for InteliHealth/Active Health/Event Sponsorship	≈0.01% <$1 million

(A)

None of the transactions or relationships included consulting services provided to the Company.

(B)

Percentages are determined by dividing (1) calendar year 2012 purchases by the Company by (2) the applicable entity’s most recently available annual consolidated gross revenues.

(C)

Dr. Coye is Chief Innovation Officer of the UCLA Health System, which includes health institutions and other health care providers. These providers are part of the Company’s broad national network of hospitals and physicians and other health care providers. Dr. Coye has no interest in or involvement with the UCLA Health System’s relationship with the Company.

In addition to the transactions in the second table listed on this page, the Company also may, in the ordinary course of its business, hold as investments equity and/or debt securities in corporations or organizations with which Messrs. Clark, Farah and/or Garten are or were affiliated. The amount of each such holding is below the 5% threshold amount in the Director Independence Standards. The Board determined that none of these investment relationships was material or impaired the independence of any Director.

All members of the Audit Committee, the Compensation Committee and the Nominating Committee are, in the business judgment of the Board, independent Directors as defined in the NYSE listing standards and in Aetna’s Director Independence Standards.

Compensation Committee Interlocks and Insider Participation

As of April 5, 2013, the members of the Compensation Committee are Roger N. Farah (Chair), Frank M. Clark, Barbara Hackman Franklin and Jeffrey E. Garten. None of the members of the Compensation Committee has ever been an officer or employee of the Company. There are no interlocking relationships between any of our executive officers or Compensation Committee members.

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Meeting Attendance

The Board and its Committees meet throughout the year on a set schedule and also hold special meetings from time to time, as appropriate. During 2012, the Board met eleven times. The average attendance of Directors at all meetings during the year was 89.6%, and no Director attended fewer than 75% of the aggregate number of Board and Committee meetings that he or she was eligible to attend, except Gerald Greenwald who retired from the Board in May 2012 and did not stand for election at Aetna’s 2012 Annual Meeting of Shareholders. It is the policy of the Board that all Directors should be present at Aetna’s Annual Meeting of Shareholders. Eleven of the twelve Directors then in office and standing for election attended Aetna’s 2012 Annual Meeting of Shareholders.

Aetna’s Code of Conduct

Aetna’s Code of Conduct applies to every Aetna employee and to every member of the Board and is available at www.aetna.com/governance. The Code of Conduct is designed to ensure that Aetna’s business is conducted in a consistently legal and ethical manner. The Code of Conduct includes policies on employee conduct, conflicts of interest and the protection of confidential information and requires compliance with all applicable laws and regulations. Aetna will disclose any amendments to the Code of Conduct or waivers of the Code of Conduct relating to Aetna’s Directors, executive officers and principal financial and accounting officers or persons performing similar functions on its website at www.aetna.com/governance within four business days following the date of any such amendment or waiver. To date, no waivers have been requested or granted.

Related Party Transaction Policy

Under Aetna’s Code of Conduct, the Board or an independent Committee reviews any potential conflicts between the Company and any Director. In addition, the Board has adopted a written Related Party Transaction Policy (the “Policy”) which applies to Directors, executive officers, significant shareholders and their immediate family members (each a “Related Person”). Under the Policy, all transactions involving the Company in which a Related Person has a direct or indirect material interest must be reviewed and approved (1) by the Board or the Nominating Committee if involving a Director, (2) by the Board or the Audit Committee if involving an executive officer, or (3) by the Board if involving a significant shareholder. The Board or appropriate Committee considers relevant facts and circumstances, which may include, without limitation, the commercial reasonableness of the terms, the benefit to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. A transaction may be approved if it is determined, in the Board’s or appropriate Committee’s reasonable business judgment, that the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders, and considering the interests of other relevant constituents, when deemed appropriate. Determinations of materiality are made by the Board or appropriate Committee, as applicable.

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BOARD’S ROLE IN THE OVERSIGHT OF RISK

The Company relies on its comprehensive enterprise risk management (“ERM”) process to aggregate, monitor, measure and manage risk. The ERM process is dynamic and ongoing. It is designed to identify the most important risks facing the Company as well as to prioritize those risks in the context of the Company’s overall strategy. The Company’s ERM team is led by the Company’s Chief Enterprise Risk Officer, who is also the Company’s Chief Financial Officer. In collaboration with the Audit Committee and the Board, the ERM team annually conducts a risk assessment of the Company’s businesses. All of our key business leaders are involved in the risk assessment process. The risk assessment is presented to, and reviewed by, the Audit Committee and, after reflecting the Audit Committee’s views, the list of enterprise risks is then reviewed and approved by the Board. As part of their reviews, the Audit Committee and the Board consider the internal governance structure for managing risks, and the Board assigns responsibility for ongoing oversight of each identified risk to a specific Committee of the Board or to the Board. Discussions of assigned risks are then incorporated into the agenda for each Committee (or the Board) throughout the year. Risk management is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the Company develops and implements its strategy. Consequently, our Chief Enterprise Risk Officer, in consultation with the Chairman, Chief Executive Officer and President, monitors risk management and mitigation activities across the organization throughout the year and reports periodically to the Audit Committee and the Board concerning the Company’s risk management profile and activities. As a result, we believe having the same individual serve as both Chairman and Chief Executive Officer assists the Board in performing its risk oversight function because the Chairman, Chief Executive Officer and President is directly involved in the Company’s ERM process. The Audit Committee also meets regularly in private sessions with the Company’s Chief Enterprise Risk Officer.

Board and Committee Membership; Committee Descriptions

Aetna’s Board oversees and guides the Company’s management and its business. Committees support the role of the Board on issues that are better addressed by smaller, more focused subsets of Directors.

The following table presents, as of December 31, 2012, the key standing Committees of the Board, the membership of such Committees and the number of times each such Committee met in 2012. Board Committee Charters adopted by the Board for each of the six Committees listed below are available at www.aetna.com/governance.

Board Committee
Nominee/Director	Audit		Compensation and Organization		Executive		Investment and Finance		Medical Affairs		Nominating and Corporate Governance
Fernando Aguirre	X								X
Mark T. Bertolini						*	X
Frank M. Clark			X						X
Betsy Z. Cohen							X				X
Molly J. Coye, M.D.					X		X			*
Roger N. Farah				*	X		X
Barbara Hackman Franklin			X								X
Jeffrey E. Garten			X						X
Ellen M. Hancock	X				X							*
Richard J. Harrington		*			X		X
Edward J. Ludwig	X				X			*			X
Joseph P. Newhouse	X								X
Number of Meetings in 2012	10		10		0		6		6		6
* Committee Chair.

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Committee Functions and Responsibilities

The functions and responsibilities of the key standing Committees of Aetna’s Board are described below.

Audit Committee

Richard J. Harrington

Chair

The Board has determined in its business judgment that all members of the Audit Committee meet the independence, financial literacy and expertise requirements for audit committee members set forth in the NYSE listing standards. Additionally, the Board has determined in its business judgment that each Audit Committee member, based on his or her background and experience (including that described in this Proxy Statement), has the requisite attributes of an “audit committee financial expert” as defined by the SEC. The Audit Committee assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accountants”), (3) the performance of the Company’s internal audit function and the Independent Accountants, and (4) compliance by the Company with legal and regulatory requirements. The Audit Committee periodically discusses management’s policies with respect to risk assessment and risk management, and periodically discusses with the Independent Accountants, management and the Internal Audit department significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Accountants and any other accounting firm engaged to perform audit, review or attest services (including the resolution of any disagreements between management and any auditor regarding financial reporting). The Independent Accountants and any other such accounting firm report directly to the Audit Committee. The Company’s Chief Compliance Officer is authorized to communicate promptly and personally to the Audit Committee on all matters he or she deems appropriate, including, without limitation, any matter involving criminal conduct or potential criminal conduct. The Audit Committee is empowered, to the extent it deems necessary or appropriate, to retain outside legal, accounting or other advisers having special competence as necessary to assist it in fulfilling its responsibilities and duties. The Audit Committee has available from the Company such funding as the Audit Committee determines for compensation to the Independent Accountants and any other accounting firm or other advisers engaged by the Audit Committee, and for the Audit Committee’s ordinary administrative expenses. The Audit Committee conducts an annual evaluation of its performance. For more information regarding the role, responsibilities and limitations of the Audit Committee, please refer to the Report of the Audit Committee beginning on page 63.

The Audit Committee can be confidentially contacted by employees and others wishing to raise concerns or complaints about the Company’s accounting, internal accounting controls or auditing matters by calling AlertLine®, an independent toll-free service, at 1-888-891-8910 (available seven days a week, 24 hours a day), or by writing to: Aetna Inc. Audit Committee, c/o Corporate Compliance, P.O. Box 370205, West Hartford, CT 06137-0205.

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Committee on Compensation and Organization

Roger N. Farah

Chair

The Board has determined in its business judgment that all members of the Compensation Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards. The Compensation Committee is directly responsible for reviewing and approving the corporate goals and objectives relevant to Chief Executive Officer and other executive officer compensation; evaluating the Chief Executive Officer’s and other executive officers’ performance in light of those goals and objectives; and establishing the Chief Executive Officer’s and other executive officers’ compensation levels based on this evaluation. The Chief Executive Officer’s compensation is determined after reviewing the Chief Executive Officer’s performance and consulting with the nonmanagement Directors of the Board. The Compensation Committee also evaluates and determines the compensation of the Company’s executive officers and oversees the compensation and benefit plans, policies and programs of the Company. The Compensation Committee consults with the Chief Executive Officer regarding the compensation of all executive officers other than the Chief Executive Officer, but the Compensation Committee does not delegate its authority with regard to these executive compensation decisions. The Compensation Committee also administers Aetna’s stock-based incentive plans and Aetna’s 2001 Annual Incentive Plan (the “Annual Incentive Plan”). The Compensation Committee reviews and makes recommendations, as appropriate, to the Board as to the development and succession plans for the senior management of the Company. The Compensation Committee conducts an annual evaluation of its performance.

The Compensation Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Compensation Committee has the sole authority to select, retain and terminate any consultant used to assist the Compensation Committee and has the sole authority to approve each consultant’s fees and other retention terms. In accordance with this authority, the Compensation Committee engages Frederic W. Cook & Co., Inc. (“Cook”) as an independent outside compensation consultant to advise the Compensation Committee on all matters related to Chief Executive Officer and other executive compensation. The Company may not engage Cook for any services other than in support of the Compensation Committee without the prior approval of the Chair of the Compensation Committee. Cook also advises the Nominating Committee regarding Director compensation. The Company does not engage Cook for any services other than in support of these Committees. A representative of Cook attended five of the Compensation Committee’s meetings in 2012.

Executive Committee

Mark T. Bertolini

Chair

This Committee is authorized to act on behalf of the Board between regularly scheduled Board meetings, usually when timing is critical. The Executive Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate.

Investment and Finance Committee

Edward J. Ludwig

Chair

This Committee assists the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Investment and Finance Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Investment and Finance Committee conducts an annual evaluation of its performance.

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Medical Affairs Committee

Molly J. Coye, M.D.

Chair

This Committee provides general oversight of Company policies and practices that relate to providing the Company’s members with access to cost-effective, quality health care. The Medical Affairs Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Medical Affairs Committee conducts an annual evaluation of its performance.

Nominating and Corporate Governance Committee

Ellen M. Hancock

Chair

The Board has determined in its business judgment that all members of the Nominating Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards. The Nominating Committee assists the Board in identifying individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends to the Board corporate governance principles. Other specific duties and responsibilities of the Nominating Committee include: annually assessing the size and composition of the Board; annually reviewing and recommending Directors for continued service; reviewing the compensation of, and benefits for, Directors; recommending the retirement policy for Directors; coordinating and assisting the Board in recruiting new members to the Board; reviewing potential conflicts of interest or other issues arising out of other positions held or proposed to be held by, or any changes in circumstances of, a Director; recommending Board Committee assignments; overseeing the annual evaluation of the Board; conducting an annual performance evaluation of the Nominating Committee; conducting a preliminary review of Director independence and the financial literacy and expertise of Audit Committee members; and interpreting, as well as reviewing any proposed waiver of, Aetna’s Code of Conduct, the code of business conduct and ethics applicable to Directors. The Nominating Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Nominating Committee has the sole authority to select, retain and terminate any search firm used to identify Director candidates and has the sole authority to approve the search firm’s fees and other retention terms.

The Board makes all Director compensation determinations after considering the recommendations of the Nominating Committee. In setting Director compensation, both the Nominating Committee and the Board review director compensation data obtained from Cook. Cook advises the Nominating Committee regarding Director compensation, but neither the Nominating Committee nor the Board delegates any Director compensation decision-making authority.

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Consideration of Director Nominees

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Shareholder Nominees The Nominating Committee will consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Director Qualifications” and “Identifying and Evaluating Nominees for Director.” Any shareholder nominations of candidates proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership, and otherwise comply with applicable rules and regulations, and should be addressed to:

Corporate Secretary

Aetna Inc.

151 Farmington Avenue, RW61

Hartford, CT 06156

In addition, Aetna’s By-Laws permit shareholders to nominate Directors for consideration at a meeting of shareholders at which one or more Directors are to be elected. For a description of the process for nominating Directors in accordance with Aetna’s By-Laws, see “Can I Propose Actions for Consideration at Next Year’s Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?” on page 8.

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Director Qualifications. The Nominating Committee Charter sets out the criteria weighed by the Nominating Committee in considering all Director candidates, including shareholder-identified candidates. The criteria are re-evaluated periodically and currently include: the relevance of the candidate’s experience to the business of the Company; enhancing the diversity of the Board; the candidate’s independence from conflict or direct economic relationship with the Company; and the candidate’s ability to attend Board meetings regularly and devote an appropriate amount of effort in preparation for those meetings. It also is expected that nonmanagement Directors nominated by the Board are individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company, and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.

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Diversity. The Nominating Committee believes that, in addition to the traditional concepts of diversity (e.g., gender, race and ethnicity), it also is important to achieve a diversity of knowledge, experience and capabilities on the Board that supports the Company’s strategic direction. The Nominating Committee and the Board believe that having a Board of Directors with a broad background of skills, perspectives and experiences is crucial to enhancing the quality of Board decision making and governance. As a result, identifying Director candidates with diverse experiences, qualifications and skills that complement those already present on the Board has been and will continue to be central to the Nominating Committee’s Director nomination process. Although the Board does not have a formal diversity policy, our Directors come from many different fields, including academia, technology, manufacturing, retail, service, consumer products, not-for-profit and regulatory. Our Director Nominees for 2013 include four women, one Latino male and one African American male.

The specific experiences, qualifications, attributes and skills that the Nominating Committee and the Board believe each Nominee possesses are set forth below each Nominee’s biography beginning on page 20.

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Identifying and Evaluating Nominees for Director. The Nominating Committee uses a variety of methods to identify and evaluate nominees for Director. In recommending Director nominees to the Board, the Nominating Committee solicits candidate recommendations from its own members, other Directors and management. It also may engage the services and pay the fees of a professional search firm to assist it in identifying potential Director nominees. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with its consideration of nominees. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers whether to fill those vacancies and, if applicable, considers various potential Director candidates. These candidates are evaluated against the current Director criteria at regular or special meetings of the Nominating Committee and may be considered at any point during the year. As described above, the Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of the person(s) proposing a candidate, a shareholder nominee will be considered by the Nominating Committee at a meeting of the Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a Director candidate, such materials are forwarded to the Nominating Committee.

The Board and the Nominating Committee each considered the characteristics and performance of the individual Directors standing for election to the Board at the Annual Meeting against the foregoing criteria, and, to the extent applicable, reviewed the impact of any change in the principal occupations of all Directors during the last year. Upon completion of its review process, the Nominating Committee reported to the Board its conclusions and recommendations for nominations to the Board, and the Board nominated the 12 Director nominees named in this Proxy Statement based on that recommendation.

In 2012, the Nominating Committee engaged and paid the fees of a professional search firm to assist the Nominating Committee in identifying and evaluating potential nominees.

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I .    ELECTION OF DIRECTORS

This year, Aetna will nominate 12 individuals for election as Directors at the Annual Meeting (the “Nominees”) to replace the current Board. The terms of office for the Directors elected at the Annual Meeting will run until the next annual meeting and until their successors are duly elected and qualified. The Nominating Committee recommended the 12 Nominees for nomination by the Board. Based on that recommendation, the Board nominated each of the Nominees for election at the Annual Meeting.

All Nominees are currently Directors of Aetna. The following pages list the names and ages of the Nominees as of the date of the Annual Meeting, the year each first became a Director of Aetna or one of its predecessors, the principal occupation of each Nominee as of March 15, 2013, the publicly traded company directorships and certain other directorships held by each Nominee for the past five years, a brief description of the business experience of each Nominee for at least the last five years, and the specific experience, qualifications, attributes and skills that each Nominee possesses. The specific experience, qualifications, attributes and skills listed below for each Nominee are in addition to the individual qualifications required for all nominees as outlined under “Director Qualifications” on page 19.

Each of the 12 individuals listed below (or such lesser number if the Board has reduced the number of Directors to be elected at the Annual Meeting as described on page 8 under “What If a Director Nominee Is Unwilling or Unable to Serve?”) who receives more “for” votes than “against” votes cast at the Annual Meeting will be elected a Director. In addition, as described in more detail on page 10 under “Director Elections — Majority Voting Standard,” Aetna’s Corporate Governance Guidelines require any incumbent nominee for Director in an uncontested election who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee. The Nominating Committee and the Board are then required to act on the resignation, in each case within a reasonable period of time.

The Board recommends a vote FOR each of the 12 Nominees. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR the election of all 12 Nominees.

Nominees for Directorships

Fernando Aguirre Independent Director Age: 55 Director of Aetna Since: 2011 Committees Served: Audit, Medical Affairs Other Public Directorships: Levi Strauss & Co.

Mr. Aguirre served as President and Chief Executive Officer from January 2004 to October 2012 and Chairman from May 2004 to October 2012 of Chiquita Brands International, Inc. (global distributor of consumer products). Prior to joining Chiquita, Mr. Aguirre worked for more than 23 years in brand management, general management and turnarounds at The Procter & Gamble Company (P&G) (manufacturer and distributor of consumer products). Mr. Aguirre began his P&G career in 1980, serving in various capacities including President and General Manager of P&G Brazil, President of P&G Mexico, Vice President of P&G’s global snacks and US food products, and President of global feminine care. In July 2002, Mr. Aguirre was named President, special projects, reporting to P&G’s Chairman and CEO, working on strategy. Mr. Aguirre served as a director of Coca-Cola Enterprises Inc. from 2005 until November 2010.

Experience, Qualifications, Attributes and Skills

Mr. Aguirre brings to the Board extensive consumer products, global business and executive leadership experience. As a former Chairman and CEO of a large public company that produces and distributes consumer products worldwide, he has significant brand management and international experience that is valuable to the Board’s strategic and operational understanding of global markets. He possesses significant experience as a director, as demonstrated by his current and prior service on other public company boards.

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Mark T. Bertolini Management Director Age: 56 Director of Aetna Since: 2010 Committees Served: Executive, Investment & Finance

Mr. Bertolini is Chairman, Chief Executive Officer and President of Aetna. He assumed the role of Chairman on April 8, 2011 and Chief Executive Officer on November 29, 2010. Mr. Bertolini came to Aetna in 2003 as head of Aetna’s Specialty Products. In July 2007, he was named President, responsible for all of Aetna’s businesses and operations across the company’s broad range of health care products and related services.  Prior to serving as Aetna’s President, Mr. Bertolini was executive vice president and head of Aetna’s regional businesses, which included the company’s individual, retiree, small group and middle market businesses, as well as numerous product, network and service areas.  Prior to joining Aetna, Mr. Bertolini held executive positions at Cigna, NYLCare Health Plans, and SelectCare, Inc., where he served as president and chief executive officer. Among his civic activities, Mr. Bertolini serves on the Board of Directors of The Hole in the Wall Gang Camp, an organization founded by Paul Newman that serves children with cancer and other serious illnesses, and the Fidelco Guide Dog Foundation, an organization that breeds, trains and places German Shepherd guide dogs with people with visual disabilities.

Experience, Qualifications, Attributes and Skills

Mr. Bertolini brings to his position as Chairman, Chief Executive Officer and President extensive health care industry expertise, with over 25 years in the health care business. He has strong leadership skills and business experience, as he has demonstrated as President and then as Chairman and Chief Executive Officer of Aetna and in several prior executive-level positions. He is a well-recognized leader in the health care industry and possesses deep insights into health care issues as well as broad knowledge and appreciation of public policy issues affecting the Company.

Frank M. Clark

Independent Director

Age: 67

Director of Aetna Since: 2006

Committees Served: Compensation & Organization, Medical Affairs

Other Public Directorships: Waste Management, Inc. (waste disposal services)

Mr. Clark retired in February 2012 as the Chairman and Chief Executive Officer of Commonwealth Edison Company (“ComEd”) (an electric energy distribution subsidiary of Exelon Corporation), having served in this position since November 2005. Mr. Clark served as President of ComEd from October 2001 to 2005 and served as Executive Vice President and Chief of Staff to the Exelon Corporation Chairman from 2004 to 2005. After joining ComEd in 1966, Mr. Clark held key leadership positions in operational and policy-related responsibilities, including regulatory and governmental affairs, customer service operations, marketing and sales, information technology, human resources and labor relations, and distribution support services. Mr. Clark is non-executive chairman of BMO Financial Corporation (financial services).

Experience, Qualifications, Attributes and Skills

Mr. Clark brings to the Board a broad background of senior leadership experience, gained from his over 45 years of service with ComEd and Exelon Corporation. He possesses significant management ability and business acumen which gives Mr. Clark critical insights into the operational issues facing a large public company. Mr. Clark is an experienced manager in a business that is intensely customer service oriented, whose knowledge of customer relations, marketing and human resources offers the Board important perspectives on similar issues affecting the Company. Mr. Clark also possesses significant public company board experience.

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Betsy Z. Cohen

Independent Director

Age: 71

Director of Aetna or its predecessors since: 1994

Committees Served: Investment & Finance, Nominating & Corporate Governance

Other Public Directorships: The Bancorp, Inc. (financial holding company)

Mrs. Cohen is Chief Executive Officer of The Bancorp, Inc. (and its subsidiary, The Bancorp Bank (Internet banking and financial services)), a position she has held since September 2000. Mrs. Cohen served as Chairman of The Bancorp Bank from November 2003 to February 2004. From August 1997 to her retirement in December 2010, Mrs. Cohen served as Chairman and a trustee of RAIT Financial Trust (real estate investment trust). Until December 2006, she also held the position of Chief Executive Officer. From 1999 to 2000, Mrs. Cohen also served as a director of Hudson United Bancorp (holding company), the successor to JeffBanks, Inc., where she had been Chairman and Chief Executive Officer since its inception in 1981 and also served as Chairman and Chief Executive Officer of its subsidiaries, Jefferson Bank (which she founded in 1974) and Jefferson Bank New Jersey (which she founded in 1987) prior to JeffBanks’ merger with Hudson United Bancorp in December 1999. From 1985 until 1993, Mrs. Cohen was a director of First Union Corp. of Virginia (bank holding company) and its predecessor, Dominion Bankshares, Inc. In 1969, Mrs. Cohen co-founded a commercial law firm and served as a Senior Partner until 1984.

Experience, Qualifications, Attributes and Skills

Mrs. Cohen brings to the Board a broad and diverse background in the financial services industry, having founded and successfully led financial institutions both in the U.S. and abroad. She possesses extensive leadership and business management expertise focused on the financial industry, an important knowledge base for the Board. Mrs. Cohen has extensive legal, financial and real estate investment expertise and has been recognized both nationally and internationally for her business acumen and leadership skills, which contribute important expertise to the Board.

Molly J. Coye, M.D. Outside Director Age: 66 Director of Aetna Since: 2005 Committees Served: Medical Affairs, Executive, Investment & Finance

Dr. Coye is Chief Innovation Officer of the UCLA Health System (comprehensive health care organization), a position she has held since September 2010.  Before assuming her current position, Dr. Coye served as President and Chief Executive Officer of CalRHIO (non-profit California health information exchange organization) and Chief Executive Officer of the Health Technology Center (non-profit education and research organization), which she founded in December 2000. She also served as a Senior Advisor to the Public Health Institute until January 2010. Previously, Dr. Coye served in both the public and private sectors as Senior Vice President of the West Coast Office of The Lewin Group (consulting) from 1997 to December 2000; Executive Vice President, Strategic Development, of HealthDesk Corporation from 1996 to 1997; Senior Vice President, Clinical Operations, Good Samaritan Health Hospital from 1993 to 1996; Director of the California Department of Health Services from 1991 to 1993; Head of the Division of Public Health, Department of Health Policy and Management, Johns Hopkins School of Hygiene and Public Health from 1990 to 1991; Commissioner of Health of the New Jersey State Department of Health from 1986 to 1989; Special Advisor for Health and the Environment, State of New Jersey Office of the Governor from 1985 to 1986; and National Institute for Occupational Safety and Health Medical Investigative Officer from 1980 to 1985. She also is chair of PATH (non-profit organization developing technologies for international health), and serves on the board of directors of Prosetta, Inc. (biotechnology firm developing assays and therapeutics). Dr. Coye also serves on the Board of Directors of Aetna Foundation, Inc.

Experience, Qualifications, Attributes and Skills

Dr. Coye brings to the Board significant clinical, health policy and health-related technology expertise. She has developed this expertise through over 30 years of service in the public and private health care sectors, where she has managed major research studies, led health technology initiatives and held several senior advisory roles. Her in-depth knowledge of innovative health information technology and global health issues provides the Board with valuable insights into an area of growing importance to the Company.

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Roger N. Farah

Independent Director

Age: 60

Director of Aetna Since: 2007

Committees Served: Compensation & Organization, Executive, Investment & Finance

Other Public Directorships: Ralph Lauren Corporation (lifestyle products), The Progressive Corporation (auto insurance)

Mr. Farah has been President, Chief Operating Officer and a Director of Ralph Lauren Corporation since April 2000. Prior to that, he served as Chairman of the Board of Venator Group, Inc. (now Foot Locker, Inc.) from December 1994 to April 2000, and as its Chief Executive Officer from December 1994 to August 1999. Mr. Farah served as President and Chief Operating Officer of R.H. Macy & Co., Inc. (retailing) from July 1994 to October 1994. From June 1991 to July 1994, he was Chairman and Chief Executive Officer of Federated Merchandising Services (retailing), the central buying and product development arm of Federated Department Stores, Inc. (retailing). From 1988 to 1991, Mr. Farah served as Chairman and Chief Executive Officer of Rich’s/Goldsmith’s Department Stores (retailing) and President of Rich’s/Goldsmith’s Department Stores from 1987 to 1988. He held a number of positions of increasing responsibility at Saks Fifth Avenue, Inc. (retailing) from 1975 to 1987.

Experience, Qualifications, Attributes and Skills

Mr. Farah brings to the Board extensive business and leadership experience. He has strong marketing, brand management and consumer insights developed in his over 35 years of experience in the retail industry. His current position as President and Chief Operating Officer of Ralph Lauren Corporation gives Mr. Farah an important perspective on the complex financial and operational issues facing the Company. He also possesses significant public company experience as demonstrated by his past and current service on a number of public company boards.

Barbara Hackman Franklin

Independent Director

Age: 73

Director of Aetna or its predecessors: from 1979 to 1992; and since 1993

Committees Served: Compensation & Organization, Nominating & Corporate Governance

Other Public Directorships: four American Funds mutual funds and the JP Morgan Value Opportunities Fund

Ms. Franklin is President and Chief Executive Officer of Barbara Franklin Enterprises (private international consulting firm). From 1992 to 1993, she served as the 29th U.S. Secretary of Commerce. Prior to that appointment, Ms. Franklin was President and Chief Executive Officer of Franklin Associates (management consulting firm), which she founded in 1984. She has received the John J. McCloy Award for contributions to audit excellence, the Director of the Year Award from the National Association of Corporate Directors, an Outstanding Director Award from the Outstanding Director Exchange, and was named by Directorship as one of the 100 most influential people in governance. Ms. Franklin was Senior Fellow of The Wharton School of Business from 1979 to 1988, an original Commissioner and Vice Chair of the U.S. Consumer Product Safety Commission from 1973 to 1979, and a Staff Assistant to the President of the United States from 1971 to 1973. Earlier, she was an executive at Citibank and the Singer Company. Ms. Franklin serves on the international advisory board of LaFarge, Paris, France (building materials). She is Chairman of the National Association of Corporate Directors, Chairman Emerita of the Economic Club of New York, a director of the US-China Business Council, the National Committee on US-China Relations, the Committee for Economic Development and the Atlantic Council. Ms. Franklin served as a director of The Dow Chemical Company from 1980 to 1992 and from April 1993 to May 2012.

Experience, Qualifications, Attributes and Skills

Ms. Franklin brings to the Board a wealth of business and leadership experience from her private and public sector accomplishments over more than 40 years. She is a recognized expert on corporate governance, auditing and financial reporting matters whose expertise has helped the Board navigate the changing governance landscape. Her extensive senior-level government service (Cabinet, regulatory commission, White House) provides the Board with unique perspectives into the political, regulatory, and international environment affecting the Company. Ms. Franklin has extensive international business expertise, demonstrated by her service as Secretary of Commerce, her private sector business experience and her past service on the President’s Advisory Committee for Trade Policy and Negotiations. Ms. Franklin also possesses significant public company experience as demonstrated by her past service on fourteen public company boards, including Dow Chemical. She has served as a presiding director and the chair of multiple audit, governance and ethics committees.

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Jeffrey E. Garten

Independent Director

Age: 66

Director of Aetna or its predecessors since: 2000

Committees Served: Compensation & Organization, Medical Affairs

Other Public Directorships: CarMax, Inc. (automotive retailer), seven Credit Suisse mutual funds

Mr. Garten has been the Juan Trippe Professor in the Practice of International Trade, Finance and Business at Yale University since July 1, 2005, having served previously as the Dean of the Yale School of Management since 1995. He also is Chairman of Garten Rothkopf (global consulting firm), a position he assumed in October 2005. Mr. Garten held senior posts on the White House staff and at the U.S. Department of State from 1973 to 1979. He joined Shearson Lehman Brothers (investment banking) in 1979 and served as Managing Director from 1984 to 1987. In 1987, Mr. Garten founded Eliot Group, Inc. (investment banking) and served as President until 1990, when he became Managing Director of The Blackstone Group (private merchant bank). From 1992 to 1993, Mr. Garten was Professor of Finance and Economics at Columbia University’s Graduate School of Business. He was appointed U.S. Under Secretary of Commerce for International Trade in 1993 and served in that position until 1995. He is the author of A Cold Peace: America, Japan, Germany and the Struggle for Supremacy; The Big Ten: Big Emerging Markets and How They Will Change Our Lives; The Mind of the CEO; and The Politics of Fortune: A New Agenda for Business Leaders. Mr. Garten is a trustee of the International Rescue Committee and a director of Aetna Foundation, Inc. He also serves on the Board of Managers of Standard & Poor’s LLC, a division of The McGraw-Hill Companies.

Experience, Qualifications, Attributes and Skills

Mr. Garten brings to the Board extensive experience in global investment banking and many years of government service during which he held senior policy positions that focused on trade and investment. His background includes work with corporations in the United States and abroad, Congress, regulatory agencies and foreign governments. He possesses significant business and leadership experience as the former Dean of the Yale School of Management and as a current principal of Garten Rothkopf, an international consulting firm. Mr. Garten is a recognized expert on finance and international trade, and has written extensively on leadership, the relationship between business and government and the challenges of operating in a global marketplace. His experience leading a national working group on accounting standards and as a former advisor to the Public Company Accounting Oversight Board provides him with a thorough understanding of accounting issues. Mr. Garten also possesses significant public company board experience.

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Ellen M. Hancock

Independent Director

Age: 70

Director of Aetna or its predecessors since: 1995

Committees Served: Nominating & Corporate Governance, Audit, Executive

Other Public Directorships: Colgate-Palmolive Company (consumer products)

Mrs. Hancock served as the President of Jazz Technologies, Inc. and President and Chief Operating Officer of its predecessor, Acquicor Technology Inc., from August 2005 to June 2007. Prior to its merger with Jazz Semiconductor, Inc., a wafer foundry, in February 2007, Jazz Technologies (then known as Acquicor) was a blank check company formed for the purpose of acquiring businesses in the technology, multimedia and networking sector. Mrs. Hancock previously served as Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. (Internet system and network management services). She joined Exodus in March 1998 and served as Chairman from June 2000 to September 2001, Chief Executive Officer from September 1998 to September 2001, and President from March 1998 to June 2000. Mrs. Hancock held various staff, managerial and executive positions at International Business Machines Corporation (information-handling systems, equipment and services) from 1966 to 1995. She became a Vice President of IBM in 1985 and served as President, Communication Products Division, from 1986 to 1988, when she was named General Manager, Networking Systems. Mrs. Hancock was elected an IBM Senior Vice President in November 1992, and in 1993 was appointed Senior Vice President and Group Executive, which position she held until February 1995. Mrs. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation (semiconductors) from September 1995 to May 1996, and served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. (personal computers) from July 1996 to July 1997. Mrs. Hancock served as a director of Electronic Data Systems Corporation from February 2004 to August 2008.

Experience, Qualifications, Attributes and Skills

Mrs. Hancock brings to the Board highly relevant experience in the field of information technology and consumer products, where she has held senior leadership positions and also led a start-up company. Her technology background provides the Board with an important perspective on the health information technology challenges and opportunities of the Company. Mrs. Hancock also has significant public company board experience. Her experience positions her well as Chair of the Nominating and Corporate Governance Committee.

Richard J. Harrington

Independent Director

Age: 66

Director of Aetna Since: 2008

Committees Served: Audit, Executive, Investment & Finance

Other Public Directorships: Xerox Corporation (document management, technology and service enterprise)

Mr. Harrington served as President and Chief Executive Officer of The Thomson Corporation (business technology and integrated information solutions) prior to its acquisition of Reuters Group PLC in April 2008. From April 2008 to October 2009, he served as Chairman of the Thomson Reuters Foundation. He currently serves as Chairman of The Cue Ball Group (a venture capital firm) and Stylesight Corporation (web-based fashion content and technology solutions). Mr. Harrington held a number of senior leadership positions within Thomson since 1982, including CEO of Thomson Newspapers, and CEO of Thomson Professional Publishing. Mr. Harrington began his professional career with Arthur Young & Co. (public accounting firm) in 1972, where he became a licensed certified public accountant. In 2002, he was presented an Honorary Doctorate of Laws from University of Rhode Island. In 2007, he received the “Legend in Leadership” award from the Yale University Chief Executive Leadership Institute; the “CEO of the Year” award from the Executive Council, and the “Man of the Year” award from the National Executive Council for his many philanthropic activities.

Experience, Qualifications, Attributes and Skills

Mr. Harrington brings to the Board the skills and insights of a seasoned business leader with over 25 years’ experience in the business technology and information solutions area. He has strategic vision and leadership expertise, and led The Thomson Corporation at the time of its acquisition of Reuters Group PLC. Mr. Harrington’s experience in change management and strategic differentiation gives the Board a unique perspective on these important issues. Mr. Harrington, who has worked as a certified public accountant, also chairs the audit committee of Xerox Corporation. These experiences position him well to serve as Chair of our Audit Committee.

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Edward J. Ludwig

Independent Director

Age: 61

Director of Aetna Since: 2003

Committees Served: Investment & Finance, Audit, Executive, Nominating & Corporate Governance

Other Public Directorships: Xylem, Inc. (water technology company)

Mr. Ludwig is former Chairman of the Board of Becton, Dickinson and Company (“BD”) (global medical technology company) having served in that position from February 2002 through June 2012. He also served as Chief Executive Officer from January 2000 to September 2011 and as President from May 1999 to December 2008. Mr. Ludwig joined BD as a Senior Financial Analyst in 1979. Prior to joining BD, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers) where he earned his CPA and as a financial and strategic analyst at Kidde, Inc. He is a member of the Board of Trustees of the College of the Holy Cross and is a member of the Network Board of the Hackensack (NJ) University Medical Center. He also serves as a Director of Project Hope.

Experience, Qualifications, Attributes and Skills

Mr. Ludwig brings to the Board significant executive-level leadership experience and business expertise. His more than 30 years of experience in the field of medical technology give Mr. Ludwig a unique perspective on the Company’s strategy. As former Chairman of BD, Mr. Ludwig brings a thorough appreciation of the strategic and operational issues facing a large public company in the health care industry. Mr. Ludwig served as chief financial officer of a Fortune 500 company and has worked as a certified public accountant. He offers the Board a deep understanding of financial, accounting and audit-related issues. These experiences position Mr. Ludwig well to serve as our Lead Director and Chair of our Investment & Finance Committee.

Joseph P. Newhouse Independent Director Age: 71 Director of Aetna Since: 2001 Committees Served: Audit, Medical Affairs

Dr. Newhouse is the John D. MacArthur Professor of Health Policy and Management at Harvard University, a position he assumed in 1988. At Harvard, he also is the Director of the Division of Health Policy Research and Education, the Director of the Interfaculty Initiative on Health Policy, Chair of the Committee on Higher Degrees in Health Policy and a member of the faculties of the John F. Kennedy School of Government, the Harvard Medical School, the Harvard School of Public Health and the Faculty of Arts and Sciences. Prior to joining Harvard, Dr. Newhouse held various positions at The RAND Corporation from 1968 to 1988, serving as a faculty member of the RAND Graduate School from 1972 to 1988, as Deputy Program Manager for Health Sciences Research from 1971 to 1988, Senior Staff Economist from 1972 to 1981, Head of the Economics Department from 1981 to 1985 and as a Senior Corporate Fellow from 1985 to 1988. Dr. Newhouse was the Founding Editor of the Journal of Health Economics, which he edited for 30 years. He is a Faculty Research Associate of the National Bureau of Economic Research, a member of the Institute of Medicine of the National Academy of Sciences, a member of the New England Journal of Medicine Editorial Board, a fellow of the American Academy of Arts and Sciences, and a director of the National Committee for Quality Assurance. Dr. Newhouse is the author of Free for All: Lessons from the RAND Health Insurance Experiment and Pricing the Priceless: A Health Care Conundrum. He also serves on the Board of Directors of Aetna Foundation, Inc.

Experience, Qualifications, Attributes and Skills

Dr. Newhouse’s experience of over 40 years in the health policy arena significantly enhances the Board’s understanding of health policy issues, which is particularly important in the current public policy reform environment. He has written extensively on U.S. health policy matters, and he is a highly-regarded expert in economics and business. Dr. Newhouse’s expertise in health policy and health care financing has enhanced the Board’s understanding of these issues.

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Director Compensation Philosophy and Elements

Each year, the Nominating Committee reviews compensation for nonmanagement Directors and makes recommendations regarding the prospective level and composition of Director compensation to the Board for its approval.

The Nominating Committee’s goal is to develop a compensation program that:

•

Attracts and retains qualified Directors;

•

Recognizes Directors’ critical contributions; and

•

Aligns, through the offering of stock-based compensation, the interests of Aetna’s Directors with the long-term interests of our shareholders.

As part of their review, the Nominating Committee and the Board consider, among other factors, the Director compensation practices at a comparative group of public companies (the “comparative group”), based on market comparison studies prepared by Cook, an outside consultant. Cook also serves as the compensation consultant to the Compensation Committee as described on page 17.

The primary elements of Aetna’s Director compensation program are annual cash retainer fees and annual restricted stock unit (“RSU”) awards. Directors also receive certain benefits. Directors who are officers of Aetna receive no additional compensation for membership on the Board or any of its Committees. Commencing in 2012, the Lead Director began to receive an annual cash retainer of $15,000, the same amount currently paid to the Chair of the Audit Committee and the Chair of the Compensation Committee.

Director Stock Ownership Guidelines

The Board has established Director Stock Ownership Guidelines under which each nonmanagement Director is required to own, within five years of joining the Board, shares of Common Stock or stock units having a dollar value equal to $400,000. As of March 15, 2013, all of Aetna’s nonmanagement Directors are in compliance with these guidelines.

Aetna’s Code of Conduct prohibits Directors from engaging in hedging strategies using puts, calls or other types of derivative securities based on the value of the Common Stock.

2012 Nonmanagement Director Compensation

For 2012, Director compensation for Aetna’s nonmanagement Directors approximated the median level paid to nonmanagement directors in the prior year in the comparative group.

The 2012 comparative group is a blend of:

•

Public health care companies consisting of Assurant, Inc., Cigna Corporation, Coventry Health Care, Inc., Health Net, Inc., Humana Inc., UnitedHealth Group Incorporated and WellPoint, Inc. (the “Public Health Care Company Group”); and

•

The companies listed in the National Association of Corporate Directors (“NACD”) 2010/2011 Director Compensation Report for companies with revenues greater than $10 billion.

Competitive data indicate that on a per director basis, Aetna’s nonmanagement Director compensation level is below the 25th percentile of the Public Health Care Company Group, although the range is narrow between Aetna’s actual pay and median due to the limited number of companies in the Public Health Care Company Group. According to the NACD data, Aetna’s nonmanagement Director compensation level is between the median and the 75th percentile of general industry peers and below the median of health care industry peers of similar size in terms of the value of all compensation, including equity compensation.

Details regarding retainer fees for Board and Committee service are set forth in footnote 2 to the 2012 Director Compensation table.

The 2012 Director Compensation table sets forth for 2012 the total compensation of each of the nonmanagement Directors. Actual compensation for any Director, and amounts shown in the 2012 Director Compensation table, may vary by Director due to the Committees on which a Director serves and other factors described in footnote 4 to the 2012 Director Compensation table.

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2012 Director Compensation

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)	All Other Compensation(4)	Total(5)
Fernando Aguirre	$ 86,500	$ 160,019	$ 15,776	$ 262,295
Frank M. Clark	86,500	160,019	46,404	292,923
Betsy Z. Cohen	87,751	160,019	47,826	295,596
Molly J. Coye, M.D.	91,000	160,019	46,404	297,423
Roger N. Farah	96,042	160,019	44,892	300,953
Barbara Hackman Franklin	87,500	160,019	47,826	295,345
Jeffrey E. Garten	86,500	160,019	41,404	287,923
Gerald Greenwald(1)	36,667	0	45,663	82,330
Ellen M. Hancock	96,500	160,019	46,404	302,923
Richard J. Harrington	98,000	160,019	17,288	275,307
Edward J. Ludwig	114,500	160,019	45,306	319,825
Joseph P. Newhouse	86,500	160,019	32,826	279,345

(1)

Mr. Greenwald retired from Aetna’s Board of Directors on May 18, 2012.

(2)

The amounts shown in this column include any cash compensation that was deferred by Directors during 2012 under the Aetna Inc. Non-Employee Director Compensation Plan (the “Director Plan”). See “Additional Director Compensation Information” beginning on page 29 for a discussion of Director compensation deferrals. Amounts in this column consist of one or more of the following:

	Activity	Fees Earned or Paid in Cash
	Annual Retainer Fee	$ 75,000
	Lead Director	15,000
	Chair of the Audit Committee	15,000
	Membership on the Audit Committee	7,500
	Chair of the Compensation Committee	15,000
	Membership on the Compensation Committee	7,500
	Chair of the Nominating Committee	10,000
	Membership on the Nominating Committee	5,000
	Chair of the Investment and Finance Committee	8,000
	Chair of the Medical Affairs Committee	8,000
	Committee Membership (except as set forth above) (other than the Chairs)	4,000
(3)

Amounts shown in this column represent the full grant date fair value for RSUs granted in 2012 computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. Refer to pages 115-117 of Aetna’s 2012 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of the stock awards included in this column. On May 18, 2012, Aetna granted each nonmanagement Director then in office 4,079 RSUs. The full grant date fair value is calculated by multiplying the number of units granted times the closing price of Aetna’s Common Stock on the date of grant. See “Additional Director Compensation Information” beginning on page 29 for a discussion of various stock unit awards and their respective deferrals.

As of December 31, 2012, the number of outstanding stock awards held by each Director was as follows: Fernando Aguirre, 2,040, Frank M. Clark, 2,040; Betsy Z. Cohen, 2,040; Molly J. Coye, M.D., 2,040; Roger N. Farah, 2,040; Barbara Hackman Franklin, 2,040; Jeffrey E. Garten, 2,040; Gerald Greenwald, 0; Ellen M. Hancock, 2,040; Richard J. Harrington, 2,040; Edward J. Ludwig, 2,040; and Joseph P. Newhouse, 2,040. Refer to the Beneficial Ownership Table on page 32 for more information on Director holdings of Common Stock.

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(4)	All Other Compensation consists of the items in the following table. See “Additional Director Compensation Information” below for a discussion of certain components of All Other Compensation.
	Group Life Insurance and Business Travel Accident Insurance Premiums	Charitable Award Program(a)	Matching Charitable Contributions(b)	Total
Fernando Aguirre	$ 776	$ 0	$ 15,000	$ 15,776
Frank M. Clark	2,288	29,116	15,000	46,404
Betsy Z. Cohen	3,710	29,116	15,000	47,826
Molly J. Coye, M.D.	2,288	29,116	15,000	46,404
Roger N. Farah	776	29,116	15,000	44,892
Barbara Hackman Franklin	3,710	29,116	15,000	47,826
Jeffrey E. Garten	2,288	29,116	10,000	41,404
Gerald Greenwald	1,547	29,116	15,000	45,663
Ellen M. Hancock	2,288	29,116	15,000	46,404
Richard J. Harrington	2,288	0	15,000	17,288
Edward J. Ludwig	1,190	29,116	15,000	45,306
Joseph P. Newhouse	3,710	29,116	0	32,826

(a)

Refer to “Director Charitable Award Program” on page 30 for information about the Charitable Award Program, which was discontinued for any new Director joining the Board after January 25, 2008. Amounts shown are pre-tax, and do not reflect the anticipated tax benefit to the Company from the charitable contributions under the Charitable Award Program. Directors derive no personal financial or tax benefit from this program.

(b)

These amounts represent matching contributions made by Aetna Foundation, Inc. pursuant to Aetna’s charitable giving programs, which encourage contributions by eligible persons to charitable organizations. Through the 2012 Aetna Foundation Matching Grants Program for Directors, up to $15,000 in eligible contributions per person per program year are matched at 100% by Aetna Foundation, Inc. Amounts shown are pre-tax. Directors derive no personal financial or tax benefit from this program.

(5)

The Company has not granted stock appreciation rights (“SARs”) to nonmanagement Directors and has not granted stock options to nonmanagement Directors since 2004. Therefore, no amount associated with SARs or stock options is included in this column. As of December 31, 2012, the only outstanding stock options held by Directors were as follows: Ellen M. Hancock, 14,000 and Joseph P. Newhouse, 14,000.

Additional Director Compensation Information

Director Deferrals

The amounts shown in the “Fees Earned or Paid in Cash” and “Stock Awards” columns of the 2012 Director Compensation table include amounts that were deferred by Directors during 2012 under the Director Plan. Under the Director Plan, nonmanagement Directors may defer payment of some or all of their annual retainer fees, vested RSUs and dividend equivalents paid on stock units to an unfunded stock unit account or unfunded interest account until after they have resigned or retired (as defined in the Director Plan) from the Board or elect to diversify their stock unit holdings as described below.

During the period of deferral, amounts deferred to the stock unit account track the value of the Common Stock and earn dividend equivalents. During the period of deferral, amounts deferred to the interest account accrue interest pursuant to a formula equal to the rate of interest paid from time to time under the fixed interest rate fund option of the 401(k) Plan, which was 2.6% for the period January to June 2012; 2.55% for the period July 2012 to September 2012; and 2.50% for the period October to December  2012.

Under the Director Plan, beginning at age 68, Directors are allowed to make an annual election to diversify up to 100% of their voluntary deferrals into the stock unit account out of stock units and into an interest account. During 2012, no Director made such a diversification election. Directors who make a diversification election remain subject to the Board’s Director Stock Ownership Guidelines.

Stock Unit and Restricted Stock Unit Awards

Prior to 2012, nonmanagement Directors, upon their initial election to the Board, received a one-time grant of Initial Units convertible upon retirement from Board service into 6,000 shares of Common Stock. Generally, to become fully vested in the Initial Units, a Director must complete three years of service following the grant. If service is terminated sooner by reason of death, disability, retirement or acceptance of a position in government service, a Director is entitled to receive the full grant if the Director has completed a minimum of six consecutive months of service as a Director from the date of grant.

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A Director’s right with respect to unvested Initial Units also will vest upon a change in control of Aetna (as defined in the Director Plan). If a Director terminates Board service prior to completion of three years of service from the grant date of any Initial Units that have not otherwise vested under the terms of the Director Plan, the Director will be entitled to receive a pro rata portion of the award. Although Directors receive dividend equivalents on the Initial Units, they have no voting rights with respect to the Initial Units granted. The Initial Units granted are not transferable. All of the current nonmanagement Directors received Initial Units.

On May 18, 2012, Aetna granted each nonmanagement Director then in office 4,079 RSUs under the Director Plan. The full grant date fair value of the RSUs granted to each nonmanagement Director was $160,019. The RSUs vest in quarterly increments over a one-year period beginning May 18, 2012, and are payable at the end of the one-year period in shares of Common Stock or can be deferred under the Director Plan to a stock unit account or an interest account as described above. The RSUs granted to a nonmanagement Director will vest immediately if the Director ceases to be a Director because of death, disability, retirement or acceptance of a position in government service. All RSUs granted to nonmanagement Directors also will vest upon a change in control of Aetna (as defined in the Director Plan). The unvested RSUs granted to nonmanagement Directors do not earn dividend equivalents, have no voting rights and are not transferable.

Director Charitable Award Program

Prior to January 26, 2008, Aetna maintained a Director Charitable Award Program (the “Program”) for nonmanagement Directors serving on the Board. After a review of the Program and competitive practices, the Board decided to close the Program, and any Director who first joins the Board after January 25, 2008 will not be eligible to participate. However, to recognize pre-existing commitments, the Program remains in place for Directors serving prior to that date. Under the Program, Aetna will make a charitable contribution of $1 million in ten equal annual installments allocated among up to five charitable organizations recommended by a participating Director once he or she reaches age 72. For Mr. Farah, who joined the Board in 2007, contributions would occur once he reaches age 75. The Program may be funded indirectly by life insurance on the lives of the participating Directors. Messrs. Harrington and Aguirre are not eligible to participate in the Program because they joined the Board after the Program closed to new Directors.

Beneficiary organizations recommended by Directors must be, among other things, tax exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). Donations Aetna ultimately makes are expected to be deductible from Aetna’s taxable income for purposes of U.S. federal and other income taxes. Directors derive no personal financial or tax benefit from the Program, since all insurance proceeds and charitable deductions accrue solely to Aetna.

The Program values included in footnote 4 to the 2012 Director Compensation table represent an estimate of the present value of the total annual economic net cost of the Program, pre-tax, for current and former Directors, allocated equally among the Directors still participating in the Program. The present value calculation considers estimates of (a) premiums paid on whole life insurance policies purchased with respect to certain of the Directors to fund part of the Program; (b) the expected future charitable contributions to be paid by Aetna on behalf of current and former Directors; (c) expenses associated with administering the Program; and (d) the expected future proceeds from such whole life insurance policies which are, in turn, based on expected mortality, as well as assumptions related to future investment returns of the policies.

Other Benefits

Aetna provides $150,000 of group life insurance and $100,000 of business travel accident insurance (which includes accidental death and dismemberment coverage) for its nonmanagement Directors. Optional medical, dental and long-term care coverage for nonmanagement Directors and their eligible dependents also is available to Directors at a cost similar to that charged to Aetna employees and may be continued into retirement by eligible Directors.

Aetna also reimburses nonmanagement Directors for the out-of-pocket expenses they incur that pertain to Board membership, including travel expenses incurred in connection with attending Board, Committee and shareholder meetings, and for other Aetna business-related expenses (including the business-related travel expenses of spouses if they are specifically invited to attend an event).

From time to time, Aetna also may transport Directors to and from Board meetings or Directors and their guests to and from other Aetna business functions on Company aircraft.

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2013 Nonmanagement Director Compensation

On November 30, 2012, following a review with Cook, the Board set the value of cash and equity compensation for nonmanagement Directors for 2013 to be the same as their 2012 cash and equity compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, our executive officers and certain other persons to file reports of holdings and transactions in our Common Stock with the SEC. Based on our records and other information, we believe that during our fiscal year ended December 31, 2012, our Directors and executive officers timely met all applicable SEC filing requirements.

Security Ownership of Certain Beneficial Owners, Directors, Nominees and Executive Officers

The following table presents, as of December 31, 2012, the names of the only persons known to Aetna to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock. The information set forth in the table below and in the related footnotes was furnished by the identified persons to the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent(1)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	25,406,597	(2)	7.76%
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	22,971,500	(3)	7.01%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	21,709,251	(4)	6.63%

(1)

Based on number of outstanding shares at December 31, 2012: 327,469,366.

(2)

Of the reported shares of Common Stock, BlackRock, Inc. reports that it has sole voting and sole dispositive power with respect to all 25,406,597 shares.

(3)

Of the reported shares of Common Stock, Capital Research Global Investors, a division of Capital Research and Management Company, reports that it has sole voting and sole dispositive power with respect to all 22,971,500 shares.

(4)

Of the reported shares of Common Stock, State Street Corporation reports that it has shared voting and shared dispositive power with respect to all 21,709,251 shares. Of the reported shares of Common Stock, 8,181,000 shares are held by State Street Corporation in its capacity as the trustee of the 401(k) Plan.

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Beneficial Ownership Table

The following table presents, as of March 15, 2013, the beneficial ownership of, and other interests in, shares of our Common Stock of each current Director, each Nominee, each executive officer named in the 2012 Summary Compensation Table on page 45 and Aetna’s Directors and executive officers as a group. The information set forth in the table below and in the related footnotes has been furnished by the respective persons.

Amount and Nature of Beneficial Ownership
Name of Beneficial Owner and Position	Common Stock		Percent of Common Stock		Common Stock Equivalents	(10)	Total
Fernando Aguirre	2,575			*	10,079	(11)	12,654
(current Director and Nominee)
Frank M. Clark	4,551	(1)		*	28,003	(11)	32,554
(current Director and Nominee)
Betsy Z. Cohen	71,484			*	85,892	(11)	157,376
(current Director and Nominee)
Molly J. Coye, M.D.	7,741			*	18,143	(11)	25,884
(current Director and Nominee)
Roger N. Farah	3,000			*	39,691	(11)	42,691
(current Director and Nominee)
Barbara Hackman Franklin	25,948			*	43,795	(11)	69,743
(current Director and Nominee)
Jeffrey E. Garten	23,242	(2)		*	28,835	(11)	52,077
(current Director and Nominee)
Ellen M. Hancock	46,854	(3)		*	108,894	(11)	155,748
(current Director and Nominee)
Richard J. Harrington	414			*	35,210	(11)	35,624
(current Director and Nominee)
Edward J. Ludwig	6,959	(4)		*	40,249	(11)	47,208
(current Director and Nominee)
Joseph P. Newhouse	16,000	(5)		*	74,802	(11)	90,802
(current Director and Nominee)
Mark T. Bertolini	1,815,682	(6)		*	429,401	(12)	2,245,083
(Chairman, Chief Executive Officer and President, current Director and Nominee and named executive officer)
Joseph M. Zubretsky	980,681	(7)		*	267,056	(13)	1,247,737
(named executive officer)
Kristi Ann Matus	13,792			*	105,713	(14)	119,505
(named executive officer)
Margaret M. McCarthy	251,554	(8)		*	185,299	(15)	436,853
(named executive officer)
Karen S. Rohan	4,035			*	135,676	(16)	139,711
(named executive officer)
Directors and Executive	3,888,059	(9)	1.18%		1,870,843	(17)	5,758,902
Officers as a group (19 persons)

*

Less than 1%

Unless noted in the following footnotes, each person currently has sole voting and investment powers over the shares set forth in the Beneficial Ownership Table. None of the shares reported are pledged as security.

(1)

Includes 3,551 shares held in an irrevocable trust of which Mr. Clark is sole trustee; and 1,000 shares held jointly with Mr. Clark’s spouse, as to which Mr. Clark shares voting and investment powers.

(2)

Includes 14,123 shares held jointly with Mr. Garten’s spouse, as to which Mr. Garten shares voting and investment powers.

(3)

Includes 14,000 shares that Mrs. Hancock has the right to acquire currently or within 60 days of March 15, 2013, upon the exercise of stock options.

(4)

Includes 6,959 shares held jointly with Mr. Ludwig’s spouse, as to which Mr. Ludwig shares voting and investment powers.

(5)

Includes 14,000 shares that Dr. Newhouse has the right to acquire currently or within 60 days of March 15, 2013, upon the exercise of stock options; and 2,000 shares held jointly with his spouse, as to which Dr. Newhouse shares voting and investment powers.

(6)

Includes 1,288,744 shares that Mr. Bertolini has the right to acquire currently or within 60 days of March 15, 2013, upon the exercise of stock options and SARs; and 526,938 shares held by Mr. Bertolini.

(7)

Includes 640,716 shares that Mr. Zubretsky has the right to acquire currently or within 60 days of March 15, 2013, upon the exercise of SARs; and 339,965 shares held by Mr. Zubretsky.

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(8)

Includes 214,073 shares that Ms. McCarthy has the right to acquire currently or within 60 days of March 15, 2013, upon the exercise of stock options and SARs; 35,963 shares held in a revocable living trust of which Ms. McCarthy is sole trustee; and 1,518 shares held through the 401(k) Plan by Ms. McCarthy.

(9)

Directors and executive officers as a group have sole voting and investment power over 1,186,836 shares, share voting and investment power with respect to 70,271 shares (including 6,226 shares held through the 401(k) Plan). Also includes 2,630,952 shares that Directors and executive officers have the right to acquire currently or within 60 days of March 15, 2013, upon the exercise of stock options and SARs.

(10)

Common stock equivalents include unvested stock units, RSUs, Performance Stock Units (“PSUs”) and Market Stock Units (“MSUs”) that do not earn dividend equivalents and have no voting rights. Common stock equivalents also include vested stock units that earn dividend equivalents but do not have voting rights.

(11)

Includes stock units issued under the Director Plan and plans of Aetna’s predecessors, as applicable. Certain of the stock units are not vested — see “Stock Unit and Restricted Stock Unit Awards” beginning on page 29. Stock units track the value of the Common Stock and vested stock units earn dividend equivalents that may be reinvested, but do not have voting rights. Also includes RSUs granted to each nonmanagement Director under the Director Plan which are unvested, or vested but not yet payable, and are payable in shares of the Common Stock.

(12)

Includes 27,624 RSUs that will vest in three annual installments beginning on February 1, 2014; and 44,653 RSUs that will vest in two annual installments beginning on February 2, 2014. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 56,312 PSUs that may vest on February 1, 2015, 22,196 PSUs that will vest on February 2, 2014, and 27,177 PSUs that may vest on February 2, 2014. Also includes 61,384 MSUs, 60,741 MSUs and 129,314 MSUs that may vest on February 2, 2014, February 2, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period.

(13)

Includes 65,574 RSUs that will vest on December 2, 2013. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 32,272 PSUs that may vest on February 1, 2015, 12,309 PSUs that will vest on February 2, 2014, and 15,071 PSUs that may vest on February 2, 2014. Also includes 34,040 MSUs, 33,683 MSUs and 74,107 MSUs that may vest on February 2, 2014, February 2, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period.

(14)

Includes 28,496 RSUs that will vest in two annual installments beginning on March 5, 2014. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 12,378 PSUs that may vest on February 1, 2015, 4,714 PSUs that will vest on March 5, 2014, and 5,771 PSUs that may vest on March 5, 2014. Also includes 13,036 MSUs, 12,897 MSUs and 28,421 MSUs that may vest on March 5, 2014, March 5, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period.

(15)

Includes 38,297 vested deferred stock units that earn dividend equivalents that are reinvested in stock units. Stock units do not have voting rights. Also includes 32,787 RSUs that will vest on December 2, 2013. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 17,018 PSUs that may vest on February 1, 2015, 7,522 PSUs that will vest on February 2, 2014, and 9,210 PSUs that may vest on February 2, 2014. Also includes 20,802 MSUs, 20,584 MSUs and 39,079 MSUs that may vest on February 2, 2014, February 2, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period.

(16)

Includes 53,706 RSUs that will vest in three annual installments beginning on July 23, 2013. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 11,758 PSUs that may vest on February 1, 2015, 5,593 PSUs that will vest on July 23, 2014, and 6,848 PSUs that may vest on July 23, 2014. Also includes 15,467 MSUs, 15,304 MSUs and 27,000 MSUs that may vest on July 23, 2014, July 23, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period.

(17)

Includes 468,724 stock units issued to Directors; 22,440 unvested RSUs issued to Directors; 22,429 RSUs that are vested but not yet payable issued to Directors; 38,297 vested deferred stock units issued to Ms. McCarthy; and 1,318,953 unvested RSUs, MSUs and PSUs issued to executive officers as a group.

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COMPENSATION DISCUSSION AND ANALYSIS

I.   2012 — A Year of Strong Operating Performance and Effective Execution of Our Strategy

A.   Company 2012 Performance and Related Impact on Compensation Decisions

The Company’s financial performance in 2012 was solid and continued to reflect our attention to capital deployment, a balanced business mix and effective execution of our strategy. During 2012, the Company delivered:

•

Strong Shareholder Returns. During 2012, our stock price increased 9.2%, from $42.40 on January 3, 2012 to $46.31 on December 31, 2012. On March 15, 2013, our stock closed at $50.87. Our total shareholder return for 2012 is just over 11% and our three-year total shareholder return is 50%.

•

Pre-tax Operating Margins in high single digits. Aetna reported a 2012 pre-tax operating margin of 8.7%. Our pre-tax operating margin is among the highest of our diversified managed healthcare peers, and remained within our targeted high single digit range.

Pre-tax operating margin and operating earnings per share are non-GAAP financial measures. Refer to Annex A to this Proxy Statement for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures.

•

Increase to Dividend. On November 30, 2012, we announced a 14% increase to our quarterly dividend from $0.175 per share to $0.20 per share ($0.80 annualized), reflecting continued confidence in our strategy and our commitment to enhancing total return for our shareholders. This is the third increase to our dividend since February 2011.

•

Excellent Progress on Strategic Initiatives. Aetna reported excellent progress on several strategic initiatives. Through acquisitions and developing technologies, Aetna has created a unique set of capabilities that permit the Company to capitalize on exciting new consumer and provider opportunities in the marketplace. These strategic initiatives include: the proposed acquisition of Coventry Health Care, Inc., which will enhance our core businesses, increase our exposure to government programs and create synergy value; growing our Accountable Care Solutions business, which differentiates, reduces cost and drives membership growth through integrated solutions using our technology assets; and expanding our International business. In addition, in 2012 we successfully launched our new brand and marketing campaign.

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Despite this solid financial and strategic performance, the Company did not fully meet all of the performance goals it had set for itself in 2012:

•

Operating Earnings per Share. Aetna reported 2012 operating earnings per share of $5.13 (a decrease from 2011) which was below the objective we had set for a full pay-out of our annual bonus program. This financial performance also resulted in below target vesting of the first half (50%) of the 2012 PSU award.

The Company’s executive pay decisions reflect the alignment between executive compensation and Company performance as follows:

•

Annual Bonus Payments Below Target.  Our annual bonus program (the “ABP”), which is weighted 80% on annual financial metrics, was funded at 74.4% of target, a reduction of 54.9% compared to 2011’s funding of 164.9% of target.

•

2012 Equity Incentive Program/Performance Goals Achieved.  The one-year performance goal for the MSUs granted in 2012 was achieved as more fully described on page 40. Fifty percent of the grant date fair value of the 2012 MSU award will vest in February, 2014 and the remainder will vest in February, 2015. The one-year performance goal applicable to 50% of the PSUs granted in 2012, however, was achieved at a below target level (81.67%), as more fully described on page 40. The remaining half of the 2012 PSU award will be subject to a performance goal during 2013. The 2012 PSU awards are not payable to executives until February, 2014.

B.   2012 “Say on Pay” Vote/Compensation Plan Design Changes

At the 2012 annual meeting, 93% of the Company’s shareholders voted on a non-binding advisory basis to approve the Company’s 2011 NEO compensation, reflecting strong concurrence with the Company’s executive compensation program. Despite this high shareholder vote in favor of our executive compensation programs, the Compensation Committee continues to refine the Company’s programs to improve the alignment of our programs with the interests of our shareholders and to respond to shareholder feedback. During 2012, with the assistance of its independent compensation consultant, Frederic W. Cook & Co., Inc. (“Cook”), the Committee reviewed the Company’s executive compensation programs. As a result of this review and reflecting conversations the Company has had with certain of its largest shareholders, the Company adopted the following compensation program changes for 2012 and 2013:

2012 Change

•

Lengthened the performance and vesting periods for equity awards under our long-term incentive equity program. The 2012 long-term incentive equity program was modified to lengthen the performance and vesting periods of the equity awards under the program. As more fully described on page 40, MSUs granted in 2012 vest over 36 months if performance targets are met (50% of grant date fair value is eligible to vest in 2014; the remaining grant date fair value is eligible to vest in 2015) (changed from 100% over 24 months). As more fully described on page 40, PSUs granted in 2012 will vest at the end of 24 months if performance targets for 2012 and 2013 are met (changed from a one year performance period).

2013 Change

•

Lengthened the performance and vesting periods for MSUs granted under our long-term incentive equity program. For 2013, the MSU portion of the long-term incentive equity program was modified so that the award will vest only if one or both two-year aggregate operating earnings or revenue goals are met. Subject to that performance threshold, the award will fully vest 36 months from the grant date, based on the Company’s stock price performance over that period up to a maximum of 150% of the units granted.

II.   Objectives of Our Executive Compensation Program

An understanding of our executive compensation program begins with the program objectives. Although we have made changes to our program in recent years, our objectives remain the same. These include:

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Aligning the interests of our executives and shareholders.  We seek to align the interests of our executives with those of our shareholders through equity-based compensation that is settled in shares of Aetna Common Stock and executive share ownership requirements.

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Linking rewards to performance.  We seek to implement a pay-for-performance philosophy by tying a significant portion of our executives’ compensation to their achievement of financial and other goals that are linked to the Company’s business strategy and each executive’s contributions towards the achievement of those goals.

•

Offering competitive compensation.  We seek to offer an executive compensation program that is competitive and that helps us attract, motivate and retain top performing executives in the highly competitive global market for health care talent.

We continue to believe that a significant portion of executive compensation should be variable and based on defined performance goals and/or stock price change (i.e., “at risk”). Our program meets this goal by delivering compensation in the form of equity and other performance-based awards.

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The chart below shows the 2012 mix of target compensation opportunity for Mr. Bertolini and for the other Named Executive Officers as a group.

III.   Summary of Chief Executive Officer Compensation Decisions

MR. BERTOLINI’S COMPENSATION

	2011		2012
Salary	$1,000,000		$1,000,000
Annual Bonus(1)
Target = 300% of Salary
Cash Delivered	$2,000,000		$892,800
Equity Delivered	$3,000,034		$1,339,200
Long-term Incentive Opportunity	$7,299,731	(2)	$8,125,387	(3)

(1)

Bonus amount was paid 40% in cash and 60% in RSUs. The RSUs for performance year 2012 were granted on February 1, 2013 and will vest over a 36 month period (one-third per year). Due to Securities and Exchange Commission reporting rules for equity awards, the RSUs granted for performance year 2011 are reported in the Summary Compensation Table on page 45, and the RSUs granted for performance year 2012 will be reported in Aetna’s 2014 Proxy Statement.

(2)

Reflects the grant date fair value of MSUs ($5,126,060) and PSUs ($2,173,671) granted on February 7, 2011.

(3)

Reflects the grant date fair value of MSUs ($5,690,871) and PSUs ($2,434,516) granted on February 2, 2012.

Below is a summary of the Compensation Committee’s compensation decisions for Mr. Bertolini:

•

2012 Compensation Opportunity

–

Mr. Bertolini’s 2012 total direct compensation opportunity ($12,125,000 at target) was established at approximately the 50th percentile of the comparison groups we use to assess our compensation. (The Healthcare Comparison Group and the Cross-Industry Comparison Group are listed on page 44. Together, these groups are referred to as the “Comparison Group(s)”).

–

Within the total direct compensation opportunity, Mr. Bertolini’s 2012 annual bonus opportunity was set at 300% of his annual base salary. Of this amount, 60% was to be paid in an equity-based vehicle which would vest over three years. The Compensation Committee recognizes that Mr. Bertolini’s annual bonus opportunity is high compared to the annual bonus opportunity of his peers in the Comparison Groups when viewed in isolation. However, when this bonus target was established for 2011, there was a corresponding reduction to Mr. Bertolini’s long-term incentive equity grant value to keep his total compensation opportunity at the levels noted above. This change in mix of pay opportunity was made to more directly align Mr. Bertolini’s total direct compensation opportunity with the Company’s annual financial performance, while continuing the focus on creation of long-term shareholder value and retention.

–

Mr. Bertolini’s 2012 long-term incentive opportunity was set at $8,125,387. As described more fully on page 40, this grant was delivered 70% in MSUs ($5,690,871) and 30% in PSUs ($2,434,516). The MSUs and PSUs granted in 2012 are described on page 40 and will vest during 2014 and 2015, subject to continued employment and Company performance.

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Compensation Decisions for 2012

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Base Salary.  Mr. Bertolini’s salary was not adjusted in 2012. His annual base salary is slightly below the median base salary of the CEOs of the Healthcare Comparison Group.

–

Annual Bonus. Mr. Bertolini’s annual bonus for 2012 was determined primarily on the basis of Company performance against the ABP goals described in detail beginning on page 38 and paid out at 74.4%. The Compensation Committee also conducted a subjective review of Mr. Bertolini’s individual performance. The individual performance factors considered by the Compensation Committee and the Board consisted primarily of execution of strategy (including development of new business opportunities and innovation) and results of business operations (including improved national accounts performance, development of the Company’s low-cost operating model and implementation of Accountable Care Organizations) and leadership with respect to the proposed acquisition of Coventry Health Care, Inc. The Compensation Committee also considered that Mr. Bertolini has continued to serve as a positive and constructive influence in the implementation of health care reform and has continued to build effective relations with coalitions, associations and other stakeholders. The Compensation Committee further considered that Mr. Bertolini continued to evolve the Company’s talent management and succession processes and the development of the Company’s high performance culture. The annual bonus for 2012 was paid 40% in cash and 60% in a grant of RSUs that will vest over a 36-month period.

–

Long-Term Incentive Awards.  The Compensation Committee determined that the performance targets set for the MSUs and PSUs granted in 2011 had been met. The 2011 awards were paid in December 2012. The timing of the payout in December 2012 (22 month vesting period) rather than February 2013 (24 month vesting period) was chosen to preserve tax deductibility to the Company of these awards (see pages 41-42 regarding certain tax changes applicable to the Company in 2013).

IV.   2012 Compensation Policies

What are the elements of the Company’s executive compensation program?

The 2012 compensation program for our Named Executive Officers consisted of the following components:

Component	Description	Purpose
Base Salary	Fixed cash compensation based on the executive’s past and potential future performance, scope of responsibilities, experience and competitive market pay practices.	Provide a fixed, baseline level of compensation that is not contingent upon Company performance.
Performance-Based Annual Bonus	Cash payment tied to meeting annual performance goals set for the fiscal year that are tied to the Company’s annual business plan and individual performance.	Motivate executives to achieve superior annual financial and operational performance.
Long-Term Equity Incentives:
MSUs

Performance-based stock units earned based on the achievement of two factors. The first factor is a one-year performance goal. The second factor is stock price change over a 24 and 36-month period. Fifty percent of the grant date fair value of the MSUs granted in 2012 will vest in a single installment at the end of a 24-month period and the remaining 50% will vest in a single installment at the end of a 36-month period, in each case based on stock price change over the applicable period as described on page 40.

Align compensation with changes in Aetna’s stock price and shareholder return experience. Awards are settled in stock and subject to stock ownership requirements.
PSUs

Performance-based stock units which pay out, if at all, based on the Company’s performance against separate year one (50%) and year two (50%) financial goals. If the goals are met, the PSUs granted in 2012 will vest in a single installment at the end of a 24-month vesting period as described on page 40.

Align achievement of specific internal financial performance objectives with the creation of shareholder value, increase executive stock ownership and provide retention incentives. Awards are settled in stock and subject to stock ownership requirements.

RSUs	Time-vested stock units that vest over the time period set at grant, typically 36 months.	Align compensation with changes in Aetna’s stock price and the creation of shareholder value, and strengthen retention. Awards are settled in stock and subject to stock ownership requirements.

The Company also provides health, welfare and retirement benefits to its executives and other employees generally.

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How are the total cash and equity compensation amounts determined?

Our compensation program is generally designed to set total cash and equity compensation opportunity (considered as base salary, performance-based annual bonus and long-term incentive equity awards) for senior executives at an amount that is competitively reasonable and appropriate for our business needs and circumstances. For the Named Executive Officers, the Compensation Committee reviews the cash and equity compensation opportunities available to similarly positioned executives of companies in the Comparison Groups. The Compensation Committee also reviews third-party compensation surveys. The companies that make up each Comparison Group and the reasons they were selected are listed on page 44. The third-party compensation surveys are purchased from outside compensation vendors selected by our human resources department, and the data provided by the vendors is reviewed by Cook. The data presented to the Compensation Committee includes a regression analysis (market compensation data adjusted to account for company size based on revenue) where available. The compensation of our Named Executive Officers is compared across the Named Executive Officer group and with the compensation of other senior executives of the Company for internal pay relativity purposes. The Compensation Committee, however, has not established a specific pay relativity percentage.

Our compensation program is generally designed to deliver above median total compensation for above median performance and below median total compensation for below median performance. For executives with compensation opportunities that are more highly variable or focused on longer-term incentives, including the Named Executive Officers, total cash and equity compensation opportunity may be above the median, but “at risk” amounts are paid only if performance goals are achieved or exceeded, and the value of those awards are directly subject to stock price change. In setting total compensation opportunity, the Compensation Committee does not, on a formulaic basis, set target compensation opportunity at the precise median of the Comparison Groups. Instead, the Compensation Committee uses Comparison Group information as a reference point and guide to make what is ultimately a subjective decision that balances (i) a competitive level of compensation for a position; (ii) executive experience and scope of responsibility; (iii) individual performance; (iv) percent of pay “at risk”; and (v) retention. There is not a pre-defined formula that determines which of these factors is more or less important, and the emphasis placed on a specific factor may vary among executive officers and will reflect market conditions and business needs at the time the pay decision is made.

How are base salaries for executive officers determined?

In making annual base salary determinations, the Compensation Committee considers the terms of any employment agreement with the executive, the recommendations of our CEO (as to other executives), salary paid to persons in comparable positions in the executive’s Comparison Groups, the executive’s experience and scope of responsibility, and a subjective assessment of the executive’s individual past and potential future contribution to Company results. Base salary, as a percent of total compensation, also differs based on the executive’s position and function. Although the Compensation Committee has not established a specific ratio of base salary to total compensation, in general, executives with the highest level and broadest scope of responsibility have the lowest percentage of their compensation fixed as salary and have the highest percentage of their compensation subject to performance-based standards (performance-based annual bonus and long-term incentives).

Ms. McCarthy and Mr. Zubretsky each received a salary increase in 2012 of 2.5%. This amount was consistent with the 2012 salary increase budget of 2.5% for employees company-wide. These increases became effective on April 9, 2012. Mr. Bertolini did not receive a salary increase in 2012 as his salary level was deemed appropriate at that time. Ms. Matus and Ms. Rohan were hired during 2012 and were not eligible for an increase.

How are annual performance-based bonuses determined?

Except for a portion of Mr. Bertolini’s bonus (described on page 37), 2012 annual bonuses were paid in cash. All executive officers and managers are eligible to participate in the ABP. The Compensation Committee, after consulting with the Board, establishes specific financial and operational goals at the beginning of each performance year, and annual bonus funding is linked directly to the achievement of these annual goals. Following the completion of the performance year, the Compensation Committee assesses performance against the pre-established performance goals to determine bonus funding for the year. The ABP goals, described in more detail below, are directly derived from our strategic and business operating plan approved by the Board. These goals, which measure annual results, require performance to be balanced between delivering financial results and achieving internal and external constituent goals. The Company believes it is important to consider these non-financial constituent goals, which have a 20% ABP weighting, because they help keep a focus on our longer-term success and the quality of our brand and reputation, rather than purely annual financial results.

Under the ABP, if all of the goals are met at the target level in the aggregate, then up to 100% of the target bonus pool is funded. If the goals are exceeded in the aggregate, by a sufficient margin, then up to a maximum of 200% of the target bonus pool is funded. At the threshold performance level, 25% of the target bonus pool is funded. For executive officers subject to Section 162(m) of the Code, their annual cash bonus cannot exceed $3 million.

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For 2012, bonus pool funding under the ABP was determined as set forth below:

Weight	Measure	Threshold	Target	Maximum	Actual Performance	Performance Level	Weighted Points
80%	Financial Performance
45%	Adjusted operating earnings per share(1)	$4.78	$5.24	$5.80	$5.13	<Target	36.9
12.5%	Adjusted Revenue(2)	$34,810	$36,815	$37,747	$35,545	<Target	7.1
12.5%	Risk Underwriting Margin(3)	$4,917	$5,350	$5,775	$5,037	<Target	6.3
10%	G&A as a % of Revenue(4)	15.97%	15.07%	14.34%	15.38%	<Target	7.1
20%	Constituent Index Performance
8%	Member(5)	85.5%	100%	111%	96.5%	<Target	6.4
4%	External(6)	61%	100%	139%	99%	~Target	3.9
8%	Internal(7)	85%	100%	115%	99%	~Target	6.7
TOTAL							74.4

(1)

Adjusted operating earnings per share is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of adjusted operating earnings per share to the most directly comparable GAAP measure. Adjusted operating earnings per share excludes from net income (a) net realized capital gains; (b) other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance; and (c) pension expense. These adjustments are established when the target is set at the start of the year.

(2)

Adjusted revenue is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of adjusted revenue to the most directly comparable GAAP measure. Adjusted revenue excludes from total revenue (a) net realized capital gains; and (b) other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. These adjustments are established when the target is set at the start of the year.

(3)

Risk underwriting margin is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of risk underwriting margin to the most directly comparable GAAP measure. Risk underwriting margin is calculated by subtracting health care costs and current and future benefits from total premiums. Other items, if any, also are excluded from the calculation of risk underwriting margin. These adjustments are established when the target is set at the start of the year.

(4)

General and administrative expenses (“G&A”) as a percentage of revenue is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of G&A as a percentage of revenue to the most directly comparable GAAP measure. G&A as a percentage of revenue is calculated by dividing total operating expenses, excluding selling expense and other items, if any, by adjusted revenue. Certain performance-based compensation expense is also excluded from the calculation of G&A as a percentage of revenue. These adjustments are established when the target is set at the start of the year.

(5)

This goal measures member health quality and satisfaction determined through external national and regional benchmarks (HEDIS and Quality Compass results) and a Company sponsored survey of consumer perceptions across the industry.

(6)

This goal measures external constituent satisfaction determined through a Company sponsored survey of plan sponsors, health care providers and brokers.

(7)

This goal measures employee engagement determined through responses to the Company’s all-employee survey as well as performance against diversity initiatives for employees and supplier groups.

The above reported actual performance for 2012 fell below the stretch goals established at the start of the year, reflecting the difficulty of the targets. As a result of this performance, after applying the weightings noted above, the Compensation Committee set the 2012 ABP bonus funding pool at 74.4% of target. Within this pool funding, the Compensation Committee set actual bonus amounts after conducting a subjective review of each Named Executive Officer’s individual performance for the year and considering the recommendations of Mr. Bertolini (as to executives other than himself). In determining the annual bonus for Mr. Bertolini, the Compensation Committee consulted with the nonmanagement members of the Board. The factors considered in determining individual bonus amounts for the Named Executive Officers are set forth below.

Named Executive Officer	2012 Annual Bonus Target as a Percent of Base Salary		2012 Actual Bonus as a Percent of Target	Individual Discretionary Factors(1)
Mr. Bertolini	300	%(2)	74.4%	• Described on page 37.
Ms. Matus	100%		57.7%	• Group Medicare enrollment results • Large Group Medicare Advantage enrollment results • Dual eligible contract wins
Ms. McCarthy	90%		73.2%	• Technology improvements driving profitable growth and efficiency • Delivery of 2012 technology plan • Substantial G&A cost savings
Ms. Rohan	40	%(3)	94.2%

        •

        Results of supplier diversity efforts

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        Results of businesses managed

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        Leadership of Coventry Health Care integration planning

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        Focus on sales and development of sales distribution framework

        •

        PayFlex integration

Mr. Zubretsky	110%		83.7%

        •

        Leadership on enterprise strategy

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        Leadership of efforts to acquire Coventry Health Care

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        Development of innovative business solutions through enhanced M&A activity

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        Capital management and deployment

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        Financial and operating results of business units managed

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        Development of Accountable Care Solutions and Emerging Businesses

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(1)

The Committee also determined that Internal Revenue Code Section 162(m) revenue and operating earnings performance measures had been met, and applied the above individual discretionary factors using negative discretion under the applicable rules. See discussion of Internal Revenue Code Section 162(m) beginning on page 41.

(2)

Bonus paid 40% in cash and 60% in RSUs that vest over 36 months. As described on page 36, the decision to increase Mr. Bertolini’s annual bonus target from 120% to 300% was accompanied by a corresponding reduction of his long-term incentive equity grant value. This program design change was made to more directly align Mr. Bertolini’s total direct compensation opportunity with the Company’s annual financial performance.

(3)

Target pro-rated to reflect less than full-year employment. 2013 full year bonus target will be 100%.

How are long-term incentive equity awards (MSUs and PSUs) determined?

In 2012, the Company’s long-term incentive equity award program was delivered in the form of MSUs and PSUs. The objective of the MSU and PSU awards is to advance the longer-term interests of the Company and our shareholders by directly aligning executive compensation with increases in our stock price and providing incentives for executives to meet the specified MSU and PSU performance goals. These awards complement cash incentives tied to annual performance as they motivate executives to increase earnings and shareholder value over time.

As described above, individual long-term equity awards (MSUs and PSUs) are set so that, in general, when combined with base salary and annual bonus, an executive’s total target compensation opportunity approximates the compensation paid to similarly positioned executives at companies in the executive’s Comparison Groups. In 2012, the theoretical value of the long-term incentive equity awards was delivered 70% in MSUs and 30% in PSUs. This split aligns the majority (70%) of the long-term incentive value directly with shareholder interest in increasing our stock price; the value of the award declines if the stock price declines. The remaining 30% of the long-term incentive value is also tied to the value of our stock and the attainment of specific financial operating goals. The MSUs granted in 2012 to the Named Executive Officers vest over a 24-month or 36-month period only if the one-year performance goal set at the time of grant is met. The PSUs granted in 2012 vest over a two-year period based on the Company’s attainment of two separate one-year performance goals. The MSU and PSU awards are settled in Common Stock, net of applicable withholding taxes, in order to reduce shareholder dilution resulting from the awards. The Company currently does not pay dividend equivalents on MSUs, PSUs or any unvested RSUs.

What is the MSU performance goal and why was it selected?

•

2012 MSU Program. Market Stock Units granted in 2012 were designed to vest based on two factors. The first factor required that the Company achieve in 2012 an adjusted operating earnings goal of at least $1,520 million and/or adjusted revenue goal of at least $33,612 million. The second factor is the change in Aetna’s stock price between the date of grant and the final 30 trading days of the applicable vesting period. Fifty percent of the grant date fair value of the MSUs granted in 2012 will be eligible to vest 24 months from the date of grant, and the remaining 50% will be eligible to vest 36 months from the date of grant. The number of MSUs that vest is formulaically determined based on the percentage change in the price of the Common Stock over the applicable vesting period (i.e., 24 or 36 months) up to a maximum of 150% of the units granted if the Common Stock price increases 50% from the closing price on the date of the grant. If the stock price declines, both the value and number of units that are eligible to vest will be reduced. The Compensation Committee determined that the 2012 MSU performance goal had been achieved. The average closing stock price for the final 30 days of trading of the applicable vesting periods will not be known until 2014 and 2015, respectively.

•

2013 MSU Program. Market Stock Units granted in 2013 will operate similarly to the 2012 MSU program except that the MSUs will vest only if one or both two-year aggregate adjusted operating earnings or total revenue goals are met. If the performance goal is met, 100% of the units granted will be eligible to vest 36 months from the date of grant based on the percentage change in stock price between the date of grant and the final 30 trading days of the 36-month vesting period up to a maximum of 150% of the units granted.

What is the PSU performance goal and why was it selected?

•

2012 PSU Program.  Fifty percent of the PSUs granted in 2012 were designed to vest at 100% if the Company attained a 2012 adjusted operating earnings per share goal of $5.24 per share. The remaining fifty percent of the PSUs were designed to vest at 100% if the Company attains a 2013 adjusted operating earnings per share goal of $5.64 (10% over the Company’s actual 2012 adjusted operating earnings per share). At maximum performance, the PSUs vest at 200% of the units granted. These goals were selected because, at the time they were established, they represented the Company’s adjusted operating earnings per share goals over the vesting period.

The PSU performance measurement period is a two-year period, with final vesting to occur at the end of the 24 months if the performance goals are achieved. The award also includes a service-based vesting element to increase retention. As noted above, the Company performed below target for its 2012 adjusted operating earnings per share goal and, as a result, on January 17, 2013, the Compensation Committee determined that 50% of the 2012 PSUs will vest at a below target level (81.67%). For this portion of the PSUs to vest at this level, an executive must continue to provide services to the Company through the vesting date in 2014. The remaining 50% of the 2012 PSUs will be eligible to vest if the Committee determines that the Company has met the 2013 adjusted operating earnings per share goal and the executive continues to provide services to the Company through the vesting date in 2014.

•

2013 PSU Program. Performance Stock Units granted in 2013 will operate similarly to the 2012 PSU program. Units granted in February 2013 will be eligible to vest in

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February 2015 based on Company performance against the 2013 and 2014 targets set by the Compensation Committee at the time of the grant and the executive’s continued service to the Company through the vesting date.

Why did the Company change the PSU and MSU program for 2012?

The Compensation Committee modified the MSUs and PSUs granted in 2012 from the 2011 design to lengthen the performance periods and, with respect to MSUs, the vesting period. The Compensation Committee had shortened the performance period for the 2010 and 2011 long-term incentive equity programs due to the extraordinary uncertainty surrounding health care reform, the economy and the related impact on the Company’s business. While uncertainty concerning the economy and health care reform remains, the Compensation Committee decided to transition to a longer period over which Company performance is measured and to lengthen the vesting period for MSUs to increase retention.

Does the Compensation Committee consider prior equity grants when making compensation decisions?

In making individual long-term incentive equity award decisions, the Compensation Committee does not take into account prior equity grants or amounts realized on the exercise or vesting of prior equity grants in determining the equity value to be granted. The Company’s philosophy is to pay an annualized market value for the executive’s position, sized according to the performance level of the individual in the position. The Compensation Committee does review prior equity grants to executives in evaluating the overall design, timing and size of the long-term incentive equity program. In addition, in assessing the recruitment/retention risk for executives, the Compensation Committee considers the value of unvested equity awards.

What is the Company’s policy on the grant date of equity awards?

As was the case with equity awards granted in prior years, the effective date of the annual long-term incentive equity grant is the stock market trading day after our annual earnings are announced, and the grant price of any annual award is the closing price of our Common Stock on that day. Our annual earnings are announced prior to the opening of trading on the NYSE. The Compensation Committee has selected this timing so that the award value reflects the current market value of our Common Stock, incorporating our most recent full-year earnings information and outlook.

The Compensation Committee also makes grants during the year, primarily in connection with hiring and promotions. Under our policy, off-cycle grants made in connection with hiring are effective on the date of hire or the 10th day of the month following the date of hire. Grants made in connection with promotions are generally effective on the date of the promotion.

What are the health, welfare and pension benefits offered?

To attract and retain employees at all levels, we offer a subsidized health and welfare benefits program that includes medical, dental, life, accident, disability, vacation and severance benefits. Our subsidy for employee health benefits is graduated so that executives’ pay a higher contribution than more moderately paid employees.

The Company makes a tax-qualified 401(k) plan available to substantially all of our U.S. based employees, including the Named Executive Officers. We also offer a Supplemental 401(k) Plan to provide benefits above Code contribution limits. There is no Aetna matching contribution under the Supplemental 401(k) Plan. The Pension Plan was frozen as of December 31, 2010, and the Company’s Supplemental Pension Plan was frozen in January 2007. Interest continues to accrue on outstanding pension cash balance accruals.

Does the Company have an Employee Stock Purchase Plan?

Our tax-qualified employee stock purchase plan is available to substantially all employees, including the Named Executive Officers. This program allows our employees to buy our Common Stock at a 5% discount to the market price on the purchase date (up to a maximum of $25,000 per year). We offer this program because we believe it is important for all employees to focus on increasing the value of our Common Stock and to have an opportunity to share in our success.

Does the Company provide other compensation to its Named Executive Officers?

The Company provides only limited other compensation to the Named Executive Officers (see the All Other Compensation table in footnote 9 to the 2012 Summary Compensation Table on page 47). In the interest of security, with certain exceptions, the Company requires that the CEO use corporate aircraft for personal travel whenever use of the aircraft is not required for a business purpose. Other senior executives are also permitted to use corporate aircraft for personal travel at the discretion of the CEO. The Compensation Committee believes this practice is reasonable and appropriate given security concerns and the demands put on our Named Executive Officers’ time. The Company does not provide any tax gross-ups related to other compensation, including perquisites (other than in connection with relocation benefits provided in connection with an executive’s relocation of residence on behalf of the Company).

What is the Company’s policy on Internal Revenue Code Section 162(m)?

Prior to 2013, Section 162(m) of the Code limited the tax deductibility of compensation in excess of $1 million paid to certain executive officers, unless the payments are made under plans that satisfy the technical requirements of the Code. It has been Company policy to maximize the tax-deductibility of payments as “performance-based compensation” under Section 162(m) to the extent practicable. Annual bonuses, MSUs and PSUs were designed so that the compensation paid would be tax deductible by the Company. As part of the new federal health care legislation enacted in 2010, Section 162(m) was revised with respect to compensation paid by health insurance companies, including the Company. Starting in 2013, an annual deduction limit of $500,000 per person will

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apply to the compensation we pay to any of our employees and certain service providers. This tax deduction limitation applies to compensation earned after 2009, if paid after 2012. The tax deduction limitation will apply whether or not the compensation is performance-based or is provided pursuant to a shareholder-approved plan.

Do executives have to meet stock ownership requirements?

The CEO and other senior executives are subject to minimum stock ownership requirements. The ownership requirements are based on the executive’s pay opportunity and position within the Company. The ownership levels (which include shares owned and vested stock units but not stock options, SARs or unvested MSUs or PSUs) are as follows:

STOCK OWNERSHIP AS A MULTIPLE OF BASE SALARY

Position	Multiple of Salary
Chief Executive Officer	5x
Other Named Executive Officers	3x
Other Executives	1/2x to 2x

Executives who do not meet their individual ownership requirement at the time an equity award vests or is exercised will be required to retain up to 35% of the after-tax equity payout in shares of Common Stock until their ownership requirement is met. These shares are required to be held until the executive terminates employment with the Company. This policy applies to equity awards granted in 2010 and later and is intended to further align the interests of our executives with the interests of our shareholders. The Company’s Code of Conduct prohibits all employees (including executives) and Directors from engaging in hedging strategies using puts, calls or other types of derivative securities based upon the value of our Common Stock. No Directors or Executive Officers entered into a pledge of Common Stock in 2012.

Why do the amounts of severance paid following termination of employment differ among the Named Executive Officers?

The narrative and tables beginning on page 54 outline the potential payments that would be made to the Named Executive Officers following their termination of employment under various scenarios. The difference in treatment among the Named Executive Officers is due to the dynamics of negotiation at the time the executive was hired (or promoted), the executive’s position in the Company, market practices and Company policies in effect at the time of entry into an executive’s agreement with the Company.

V.   Governance Policies

GOVERNANCE HIGHLIGHTS
The Company seeks to maintain best practice standards with respect to the oversight of executive compensation. The following policies and practices were in effect during 2012:
Compensation Committee composed solely of independent directors;
use of an independent compensation consultant retained directly by the Compensation Committee who performs no consulting or other services for management of the Company;
an annual review and approval of our executive compensation strategy by the Compensation Committee, including a review of our compensation-related risk;
robust stock ownership requirements for our executive officers;
a policy prohibiting all employees, including the Named Executive Officers, from engaging in hedging transactions with respect to equity securities of the Company;
a compensation “clawback” policy that permits the Company to recoup performance-based compensation if the Board determines that a senior executive has engaged in fraud or misconduct;
no tax gross-up benefits upon a change-in-control in new employment contracts and elimination of that provision from our Chairman and CEO’s employment agreement; and

limited perquisites and other personal benefits (and no tax gross-ups on perquisites and personal benefits, other than in connection with relocation benefits provided in connection with an executive’s relocation of residence on behalf of the Company).

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Many of these policies are described more fully below.

Does the Compensation Committee use an independent compensation consultant?

The Compensation Committee has engaged Cook to provide independent compensation consulting services to the Compensation Committee. The role of the compensation consultant is to ensure that the Compensation Committee has objective information needed to make informed decisions in the best interests of shareholders based on compensation trends and practices in public companies. During the past year, the Compensation Committee requested Cook to: (i) assist in the development of agendas and materials for Compensation Committee meetings; (ii) provide market data and alternatives to consider for making compensation decisions for the CEO and other executive officers; (iii) assist in the redesign of the Company’s long-term compensation program; and (iv) keep the Compensation Committee and the Board abreast of changes in the executive compensation environment. In 2012, a representative of Cook attended five of the nine Compensation Committee meetings, including, when invited, executive sessions. Cook also advises the Nominating Committee regarding Director compensation. In accordance with Compensation Committee policy, the Company does not engage Cook for any services other than in support of these two Committees. Cook has no other relationship with any member of the Compensation Committee or any Executive Officer of the Company. The Compensation Committee has the sole authority to determine the compensation for and to terminate the services of Cook. For services provided to the Compensation Committee and the Nominating Committee in 2012, we paid Cook $127,712. The Compensation Committee has reviewed the independence of Cook pursuant to applicable independence rules and determined that Cook’s work does not raise any conflicts.

What is the role of the CEO and the Board of Directors in determining compensation?

The CEO personally reviews and reports to the Compensation Committee on the performance of select senior executives (including all of the Named Executive Officers other than himself) and provides specific compensation recommendations to the Compensation Committee. The Compensation Committee considers this information in making compensation decisions for these executives, but the Compensation Committee does not delegate its decision-making authority to the CEO. The CEO also provides to the Compensation Committee a self-evaluation. The CEO does not, however, present a recommendation for his own compensation. Prior to making any decisions regarding CEO compensation, the Compensation Committee consults with the non-management Directors and receives input from Cook. After discussing proposed compensation decisions for the CEO with the non-management Directors, the Compensation Committee determines the CEO’s compensation. The CEO is not present when his performance or compensation is evaluated and determined, unless invited by the Compensation Committee.

Does the Compensation Committee review tally sheets?

In setting executive officer compensation, the Compensation Committee, with assistance from Cook, reviews tally sheets prepared for each executive officer. The tally sheets provide information that is in addition to the information shown in the 2012 Summary Compensation Table. The tally sheets show not only current year compensation, but also historical equity gains and the in-the-money value of outstanding equity awards (vested and unvested). The tally sheets also show amounts that would be paid under various termination of employment scenarios. While compensation decisions are based on competitive market pay data and individual performance, the Compensation Committee uses the tally sheets as a reference point and as a basis for comparing program participation across the executive group. In particular, the Compensation Committee uses the tally sheets to understand the effect compensation decisions have on various possible termination of employment scenarios. During 2012, the information in the tally sheets was consistent with the Compensation Committee’s expectations and, therefore, the tally sheets did not have an effect on individual compensation decisions.

Does the Compensation Committee review risk associated with the Company’s compensation policies and practices?

Annually, as part of its compensation review process, the Compensation Committee requests the Company’s Chief Enterprise Risk Officer to oversee a review of the Company’s compensation policies for executives and other employees to determine whether these programs create risks that, individually or in the aggregate, are reasonably likely to have a material adverse effect on the Company. As part of this risk review process in 2012, the Chief Enterprise Risk Officer, assisted by human resources personnel, inventoried Company compensation programs and established a financial framework, consistent with other enterprise risk management protocols, to identify compensation policies or practices that could have a material adverse effect on the Company. This review included the structure and material features of each program, the behaviors the programs are intended to reward, as well as program features or Company policies that operate to mitigate risk. After conducting the review and assessing potential risks, the Company determined, and the Compensation Committee concurred, that the design of each incentive program contains sufficient design features, controls, limits and/or financial requirements so that the program does not create risks that are reasonably likely to have a material adverse effect on the Company.

Although a significant portion of the Company’s executive compensation is performance-based, we do not believe that our programs encourage excessive or unnecessary risk-taking. Overall, our compensation mix, including the use of equity and other long-term incentives, is generally consistent with competitive market practice. While risk is a necessary part of growing a business, our executive compensation program attempts to mitigate risk and align the Company’s compensation policies with the long-term interests of the Company by selecting performance goals that are directly aligned with the Company’s strategic plan, balancing annual and longer-term incentives,

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using multiple performance measures (including financial and non-financial measures) and applying program caps. Other risk mitigation features include the Company’s executive stock ownership requirement and the Company’s “clawback” policy which are described on page 42 and page 44, respectively.

Does the Company have a clawback/recoupment policy?

Several years ago, the Company adopted a policy regarding the recoupment of performance-based incentive compensation. Under the policy, if the Board determines that a senior executive of the Company has engaged in fraud or intentional misconduct that has caused a material restatement of the Company’s financial statements, the Board will review the performance-based compensation earned by that senior executive on the basis of the Company’s performance during the periods materially affected by the restatement. If, in the Board’s view, the performance-based compensation would have been lower if it had been based on the restated results, the Board may seek to recoup the portion of the performance-based compensation that would not have been awarded to that senior executive. This policy applies to the Company’s executive officers as well as the Chief Accounting Officer and Head of Internal Audit. In addition, equity awards issued to employees include a provision that allows the Company to recoup gains if the employee violates covenants that prohibit terminated employees from soliciting our customers and employees, disclosing confidential information and, for some employees, providing services to certain competitors of the Company.

VI.   Comparison Group Company Lists

The companies in each of the compensation Comparison Groups are listed below. The companies in the Health Care Comparison Group were selected because they represent our closest competitors. The companies in the Cross-Industry Comparison Group were selected from the FORTUNE 200 and are companies that we compete against for talent and capital, without regard to industry. The pay information for each group is developed using market pay survey data provided by Cook and data purchased from other third-party compensation vendors.

2012 Health Care Comparison Group:

Assurant, Inc.	Health Net, Inc.	UnitedHealth Group Incorporated
Cigna Corporation	Humana Inc.	WellPoint, Inc.
Coventry Health Care, Inc.

2012 Cross-Industry Comparison Group:(1)

3M Company	Johnson & Johnson	Raytheon Company
The Allstate Corporation	Kimberly-Clark Corporation	State Farm Insurance Company
Bristol-Myers Squibb Company	Kraft Foods Group, Inc.	Time Warner Inc.
Cigna Corporation	Lockheed Martin Corporation	The Travelers Companies, Inc.
Comcast Corporation	Medco Health Solutions, Inc.	United Technologies Corporation
General Dynamics Corporation	Merck & Co., Inc.	The Walt Disney Company
HCA Holdings, Inc.	Metropolitan Life Insurance Company	WellPoint, Inc.
The Hartford Financial Services Group, Inc. Honeywell International Inc.	Nationwide Financial Services, Inc. Northrop Grumman Corporation	Xerox Corporation
Humana Inc.	PepsiCo, Inc.
International Paper Company	Pfizer Inc.
(1) If pay data for a comparable position is not available from a company on this list, the company is not included in the Cross-Industry Comparison Group for that position.

Third Party Compensation Surveys:

•

Frederic W. Cook & Co., Inc. Long-Term Incentive Survey;

•

Pearl Meyer Executive and Senior Management Total Compensation Survey;

•

Mercer’s Integrated Health Network Survey; and

•

Hewitt Total Compensation Measurement Survey.

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EXECUTIVE COMPENSATION

The 2012 Summary Compensation Table summarizes the total compensation paid or earned for the fiscal year ended December 31, 2012 and applicable comparative data for 2011 and 2010 by our Chairman, Chief Executive Officer and President, our Chief Financial Officer and our three other most highly paid executive officers (collectively, the “NEOs” or “Named Executive Officers”). When setting compensation for each of the Named Executive Officers, the Compensation Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

The cash ABP award amounts for 2012 are disclosed in the 2012 Summary Compensation Table as “Non-Equity Incentive Plan Compensation” and are not categorized as a “Bonus” payment under SEC rules. The amounts listed under “Non-Equity Incentive Plan Compensation” were approved by the Compensation Committee in January 2013. The amounts listed under “Bonus” were approved by the Compensation Committee and paid to Ms. Matus and Ms. Rohan in recognition of their career moves. Please refer to the 2012 Grants of Plan-Based Awards table and related footnotes beginning on page 48 for information about the number of RSUs, PSUs and MSUs, as applicable, awarded to each of the Named Executive Officers in the fiscal year ended December 31, 2012.

The Company has entered into employment arrangements with certain of the Named Executive Officers. Refer to “Agreements with Named Executive Officers” beginning on page 60 for a discussion of those employment arrangements.

2012 Summary Compensation Table

The following table shows the compensation provided by Aetna to each of the Named Executive Officers in 2012 and applicable comparative data for 2011 and 2010.

Name and Principal Position(1)	Year	Salary	Bonus(2)	Stock Awards(3)		Non-Equity Incentive Plan Compensation(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(8)	All Other Compensation(9)	Total
Mark T. Bertolini Chairman, Chief Executive Officer and President	2012	$ 977,159	$ 0	$ 11,125,421	(4)	$ 892,800	$ 33,584	$ 256,971	$ 13,285,935
	2011	1,000,000	0	7,299,731		2,000,000	5,208	251,396	10,556,335
	2010	937,318	0	5,827,331		1,894,848	31,890	117,465	8,808,852
Joseph M. Zubretsky Senior Executive Vice President, CFO and Chief Enterprise Risk Officer	2012	795,520	0	4,505,866	(4)	750,179	2,268	148,349	6,202,182
	2011	800,000	0	4,332,191		1,333,200	326	122,873	6,588,590
	2010	730,728	0	5,800,034		1,252,820	10,165	77,343	7,871,090

Kristi Ann Matus Executive Vice President Government Services	2012	569,498	800,000	3,801,577	(5)	418,325	0	725,976	6,315,376

Margaret M. McCarthy Executive Vice President, Operations and Technology	2012	611,556	0	2,753,567	(4)	413,079	11,670	212,232	4,002,104
	2011	610,962	0	2,770,593		935,763	4,283	170,831	4,492,432
	2010	588,506	0	3,600,037		837,312	18,550	65,905	5,110,310
Karen S. Rohan Executive Vice President Specialty Products	2012	241,424	135,000	3,676,450	(6)	254,345	0	52,892	4,360,111

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(1)

Principal position at December 31, 2012. In February 2013, Mr. Zubretsky became Senior Executive Vice President, National Businesses and was succeeded as Chief Financial Officer and Chief Enterprise Risk Officer by Shawn M. Guertin. Also in February 2013, Ms. Rohan was appointed Executive Vice President, Local and Regional Businesses. Ms. Matus and Ms. Rohan joined Aetna on March 5, 2012 and July 23, 2012, respectively, and therefore were not NEOs in 2011 or 2010.

(2)

The amounts reported in this column represent a one-time payment to each of Ms. Matus and Ms. Rohan in recognition of their career moves.

(3)

The amounts reported in this column represent the aggregate grant date fair value of the stock awards granted in the relevant year computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. Refer to pages 115-117 of Aetna’s 2012 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of the stock awards included in this column. Amounts shown in this column for 2012 include the grant date fair value of PSUs, MSUs and RSUs granted to each Named Executive Officer in 2012. The PSU and MSU grant date fair values are based upon the probable outcome of the performance conditions associated with these PSUs and MSUs as of the date of grant. The grant date fair value of the PSUs granted in 2012 assuming the highest level of performance conditions associated with these PSUs occurs is as follows: Mr. Bertolini $4,869,032; Mr. Zubretsky $2,700,120; Ms. Matus $1,080,100; Ms. McCarthy $1,650,064; and Ms. Rohan $1,020,078. There are two independent performance periods for the PSUs granted in 2012. Period One applies to 50% of the PSUs granted in 2012 and runs from January 1, 2012 through December 31, 2012. Period Two applies to the remaining 50% of the PSUs granted in 2012 and runs from January 1, 2013 through December 31, 2013. The Compensation Committee has determined that the Company achieved the one-year performance goals for Period One that were set at the time of the respective grants at the below target level. As a result, 50% of the PSUs granted in 2012 will convert into 0.8167 vested PSU per granted PSU on the applicable vesting date. The Compensation Committee will determine the Company’s achievement of the one-year performance goals for Period Two that were set at the time of the respective grants following the completion of Period Two. Vesting of all the PSUs granted in 2012 to Messrs. Bertolini and Zubretsky and Ms. McCarthy is subject to continued employment of the NEO on February 2, 2014. Vesting of all the PSUs granted to Ms. Matus and Ms. Rohan in 2012 is subject to continued employment of the NEO on March 5, 2014 and July 23, 2014, respectively. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes. Each vested MSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(4)

The grant date fair value of the MSUs granted in 2012 assuming the highest level of performance conditions associated with these MSUs occurs is as follows: Mr. Bertolini $8,536,306; Mr. Zubretsky $4,733,709; and Ms. McCarthy $2,892,803. The Compensation Committee has determined that the Company achieved the one-year operating earnings per share goal for 2012 set at the time of the grant. As a result: (a) at the end of the two year vesting period on February 2, 2014, MSUs representing 50% of the grant date fair value of the MSUs granted in 2012 will be converted into between zero and 1.5 vested MSUs and (b) at the end of the three year vesting period on February 2, 2015, the remaining MSUs granted in 2012 will be converted into between zero and 1.5 vested MSUs, in each case subject to the continued employment of Messrs. Bertolini and Zubretsky and Ms. McCarthy on the applicable vesting date. The conversion ratio on each vesting date will be calculated by dividing the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period by $44.79, the closing price of the Common Stock on the February 2, 2012 grant date. The resulting quotient will be capped at 1.5 and will be multiplied by the number of MSUs that are eligible to vest at the end of that vesting period to yield the number of MSUs that vest.

(5)

The grant date fair value of the MSUs granted to Ms. Matus in 2012 assuming the highest level of performance conditions associated with these MSUs occurs is $1,892,232. The Compensation Committee has determined that the Company achieved the one-year operating earnings per share goal for 2012 set at the time of the grant. As a result: (a) at the end of the two year vesting period on March 5, 2014, MSUs representing 50% of the grant date fair value of the MSUs granted in 2012 will be converted into between zero and 1.5 vested MSUs and (b) at the end of the three year vesting period on March 5, 2015, the remaining MSUs granted in 2012 will be converted into between zero and 1.5 vested MSUs, in each case subject to the continued employment of Ms. Matus on the applicable vesting date. The conversion ratio on each vesting date will be calculated by dividing the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period by $46.79, the closing price of the Common Stock on the March 5, 2012 grant date. The resulting quotient will be capped at 1.5 and will be multiplied by the number of MSUs that are eligible to vest at the end of that vesting period to yield the number of MSUs that vest.

(6)

The grant date fair value of the MSUs granted to Ms. Rohan in 2012 assuming the highest level of performance conditions associated with these MSUs occurs is $1,749,600. The Compensation Committee has determined that the Company achieved the one-year operating earnings per share goal for 2012 set at the time of the grant. As a result: (a) at the end of the two year vesting period on July 23, 2014, MSUs representing 50% of the grant date fair value of the MSUs granted in 2012 will be converted into between zero and 1.5 vested MSUs and (b) at the end of the three year vesting period on July 23, 2015, the remaining MSUs granted in 2012 will be converted into between zero and 1.5 vested MSUs, in each case subject to the continued employment of Ms. Rohan on the applicable vesting date. The conversion ratio on each vesting date will be calculated by dividing the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period by $37.24, the closing price of the Common Stock on the July 23, 2012 grant date. The resulting quotient will be capped at 1.5 and will be multiplied by the number of MSUs that are eligible to vest at the end of that vesting period to yield the number of MSUs that vest.

(7)

Amounts shown in this column represent cash bonus awards for the relevant calendar year under the ABP. For 2012, bonus pool funding under the ABP depended upon Aetna’s performance against certain measures discussed under “How are annual performance-based bonuses determined?” beginning on page 38. Mr. Bertolini’s 2012 ABP award was paid 40% ($892,800) in cash and 60% ($1,339,200) in RSUs with a grant date of February 1, 2013 that vest over three years (one-third per year). These RSUs will be included in the 2013 Grants of Plan Based Awards Table in the Company’s 2014 Proxy Statement.

(8)

Amounts in this column only reflect pension values and do not include earnings on deferred compensation amounts because such earnings are non-preferential. Refer to the 2012 Nonqualified Deferred Compensation table and “Deferred Compensation Narrative” on page 53 for a discussion of deferred compensation. The following table presents the change in present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan from December 31, 2011 through December 31, 2012. See “Pension Plan Narrative” on page 52 for a discussion of pension benefits and the economic assumptions behind the figures in this table.

Named Executive Officer	Pension Plan	Supplemental Pension Plan
Mark T. Bertolini	$10,897	$22,687
Joseph M. Zubretsky	2,268	0
Kristi Ann Matus(a)	0	0
Margaret M. McCarthy	5,780	5,890
Karen S. Rohan(a)	0	0

(a)

Ms. Matus and Ms. Rohan are not eligible to participate in the Pension Plan because they joined the Company after the Pension Plan was frozen on December 31, 2010. Ms. Matus and Ms. Rohan are not eligible to participate in the Supplemental Pension Plan.

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(9) All Other Compensation consists of the following for 2012:
	Mark T. Bertolini	Joseph M. Zubretsky	Kristi A. Matus	Margaret M. McCarthy	Karen S. Rohan
Personal Use of Corporate Aircraft(a)	$201,093	$70,502	$0	$196,551	$45,941
Personal Use of Corporate Vehicles(b)	13,978	40,847	301	681	54
Professional Association/Club Dues(c)	683	17,000	1,216	0	0
Financial Planning	10,000	5,000	9,638	0	0
Security System(d)	16,217	0	0	0	0
Relocation Expenses(e)	0	0	713,861	0	0
COBRA(f)	0	0	960	0	0
Company Matching Contributions Under 401(k) Plan(g)	15,000	15,000	0	15,000	6,897
TOTAL	$256,971	$148,349	$725,976	$212,232	$52,892

(a)

The calculation of incremental cost for personal use of Company aircraft includes only those variable costs incurred as a result of personal use, such as fuel and allocated maintenance costs, and excludes non-variable costs which the Company would have incurred regardless of whether there was any personal use of the aircraft.

(b)

Represents the aggregate incremental cost to the Company of personal use of a Company driver and vehicle.

(c)

Represents annual membership dues to professional organizations and clubs.

(d)

Represents the cost of upgrading Mr. Bertolini’s in-home security system in light of concerns regarding the safety of Mr. Bertolini and his family as a result of the national health care debate.

(e)

Represents reimbursement of certain of Ms. Matus’s relocation expenses, including $320,201 for the loss on the sale of her previous home, $292,737 for tax assistance, as well as real estate search expenses, moving costs, and new home closing and bank costs.

(f)

Represents reimbursement of COBRA expense that Ms. Matus incurred during the period between leaving her prior employer and being covered under the Company’s benefits plan.

(g)

Represents actual match received under the 401(k) Plan attributable to the 2012 plan year.

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2012 Grants of Plan-Based Awards

The following table sets forth information concerning plan-based equity and non-equity awards granted by Aetna during 2012 to the Named Executive Officers.

Name	Grant Date		Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(10)				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(13)
				Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark T. Bertolini	2/02/2012	(1)	1/19/2012	—	—		—	0	54,354	108,708		2,434,516
	2/02/2012	(2)	1/19/2012	—	—		—	0	122,125	183,188		5,690,871
	2/02/2012	(3)	1/19/2012	—	—		—				66,980	3,000,034
				0	1,200,000	(11)	3,000,000
Joseph M. Zubretsky	2/02/2012	(1)	1/19/2012	—	—		—	0	30,142	60,284		1,350,060
	2/02/2012	(2)	1/19/2012	—	—		—	0	67,723	101,585		3,155,806
				0	902,000		3,000,000
Kristi Ann Matus	3/05/2012	(4)	2/13/2012	—	—		—	0	11,542	23,084		540,050
	3/05/2012	(5)	2/13/2012	—	—		—	0	25,933	38,900		1,261,488
	3/05/2012	(6)	2/13/2012	—	—		—				42,745	2,000,039
				0	725,000		3,000,000
Margaret M. McCarthy	2/02/2012	(1)	1/19/2012	—	—		__	0	18,420	36,840		825,032
	2/02/2012	(2)	1/19/2012	—	—		—	0	41,386	62,079		1,928,535
				0	567,338		3,000,000
Karen S. Rohan	7/23/2012	(7)	5/18/2012	—	—		—	0	13,696	27,392		510,039
	7/23/2012	(8)	5/18/2012	—	—		—	0	30,771	46,157		1,166,400
	7/23/2012	(9)	5/18/2012	—	—		—				53,706	2,000,011
				0	270,000	(12)	3,000,000

(1)

Represents PSUs granted in 2012 under the Amended Aetna Inc. 2010 Stock Incentive Plan (the “2010 Stock Plan”) in the respective amounts listed. The Compensation Committee approved the grant of these PSUs at its meeting on January 19, 2012, with an effective grant date of February 2, 2012. As discussed in “What is the Company’s policy on the grant date of equity awards?” on page 41, the Company’s annual equity awards are made at the closing price of the Common Stock on the next stock market trading day after the release of Aetna’s full year earnings. The release of Aetna’s full year earnings occurs prior to the opening of trading on the NYSE. In 2012, Aetna announced its full year 2011 earnings on February 1, 2012, and the grants of equity awards were made effective at the close of business on February 2, 2012. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 40 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 3 on page 46 for a discussion of how the number of vested PSUs was determined for performance Period One and how the number of vested PSUs will be determined for performance Period Two. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(2)

Represents MSUs granted in 2012 under the 2010 Stock Plan in the respective amounts listed. The Compensation Committee approved the grant of these MSUs at its meeting on January 19, 2012, with an effective grant date of February 2, 2012. The Compensation Committee has determined that the Company met the one-year performance goal set at the time of grant of the MSUs granted in 2012, which allows for the continued vesting of these MSU awards. MSUs representing 50% of the grant date fair value of the MSUs granted in 2012 will vest on February 2, 2014, and the remaining MSUs granted in 2012 will vest on February 2, 2015, subject to continued employment of Messrs. Bertolini and Zubretsky and Ms. McCarthy on those dates. The MSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 40 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 4 on page 46 for a description of how the number of vested MSUs will be determined. Each vested MSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of the determination by the Compensation Committee described in this footnote.

(3)

Represents 60% of Mr. Bertolini’s 2011 ABP award which was awarded in RSUs with a grant date of February 2, 2012 that vest over three years (one-third per year).

(4)

Represents PSUs granted in 2012 under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSUs at its meeting on February 13, 2012, with an effective grant date of March 5, 2012, the date Ms. Matus joined Aetna. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 40 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 3 on page 46 for a discussion of how the number of vested PSUs was determined for performance Period One and how the number of vested PSUs will be determined for performance Period Two. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

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(5)

Represents MSUs granted in 2012 under the 2010 Stock Plan. The Compensation Committee approved the grant of these MSUs at its meeting on February 13, 2012, with an effective grant date of March 5, 2012, the date Ms. Matus joined Aetna. The Compensation Committee has determined that the Company met the one-year performance goal set at the time of grant of the MSUs granted in 2012, which allows for the continued vesting of these MSU awards. MSUs representing 50% of the grant date fair value of the MSUs granted in 2012 will vest on March 5, 2014, and the remaining MSUs granted in 2012 will vest on March 5, 2015, subject to continued employment of Ms. Matus on those dates. The MSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 40 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 5 on page 46 for a description of how the number of vested MSUs will be determined. Each vested MSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of the determination by the Compensation Committee described in this footnote.

(6)

Represents RSUs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these RSUs at its meeting on February 13, 2012, with an effective grant date of March 5, 2012, the date Ms. Matus joined Aetna. These RSUs will vest over three years (one-third per year).

(7)

Represents PSUs granted in 2012 under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSUs at its meeting on May 18, 2012, with an effective grant date of July 23, 2012, the date Ms. Rohan joined Aetna. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 40 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 3 on page 46 for a discussion of how the number of vested PSUs was determined for performance Period One and how the number of vested PSUs will be determined for performance Period Two. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(8)

Represents MSUs granted in 2012 under the 2010 Stock Plan. The Compensation Committee approved the grant of these MSUs at its meeting on May 18, 2012, with an effective grant date of July 23, 2012, the date Ms. Rohan joined Aetna. The Compensation Committee has determined that the Company met the one-year performance goal set at the time of grant of the MSUs granted in 2012, which allows for the continued vesting of these MSU awards. MSUs representing 50% of the grant date fair value of the MSUs granted in 2012 will vest on July 23, 2014, and the remaining MSUs granted in 2012 will vest on July 23, 2015, subject to continued employment of Ms. Rohan on those dates. The MSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 40 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 6 on page 46 for a description of how the number of vested MSUs will be determined. Each vested MSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of the determination by the Compensation Committee described in this footnote.

(9)

Represents RSUs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these RSUs at its meeting on May 18, 2012, with an effective grant date of July 23, 2012, the date Ms. Rohan joined Aetna. These RSUs will vest over three years (one-third per year).

(10)

Represents the range of possible cash bonus amounts available for 2012 under the ABP. See “How are annual performance-based bonuses determined?” beginning on page 38 for a discussion of bonus metrics and payouts.

(11)

Mr. Bertolini’s 2012 annual bonus opportunity at target was set at 300% of his base salary. Mr. Bertolini’s 2012 ABP award was paid 40% ($892,800) in cash and 60% ($1,339,200) in RSUs with a grant date of February 1, 2013 that vest over three years (one-third per year).

(12)

Ms. Rohan’s 2012 annual bonus opportunity at target represents a pro-rated bonus to reflect the date Ms. Rohan joined Aetna, July 23, 2012.

(13)

Refer to pages 115-117 of Aetna’s 2012 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information concerning outstanding stock options, SARs, PSUs, MSUs and RSUs as of December 31, 2012 held by the Named Executive Officers. Based on full year 2012 earnings which were available on January 31, 2013, the Compensation Committee determined that: the PSUs granted in 2012 met the one-year performance goal for Period One set at the respective times of the grants at the below target vesting level and will vest twenty-four months from the grant effective date, subject to continued employment of the NEO through that date; and the MSUs granted in 2012 met the one-year performance goal set at the respective times of grant, which allows for the continued vesting of these MSU awards. Fifty percent of the grant date fair value of the MSUs granted in 2012 will vest twenty-four months after the grant effective date, and the remaining 50% of the grant date fair value of the MSUs granted in 2012 will vest thirty-six months after the grant effective date, subject to continued employment of the NEO on that date. Unvested PSUs granted in 2012 are illustrated at below target performance, at 81.67%, for performance Period One and at target performance for performance Period Two. Unvested MSUs granted in 2012 are shown assuming that the average closing price of the Common Stock for the applicable measurement period is $46.31, the closing price of the Common Stock on December 31, 2012.

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Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Number of Unearned Units of Shares or Units of Stock (#)		Market Value of Unearned Units of Shares or Units of Stock ($)(11)
Mark T. Bertolini	130,272		33.375	2/10/2015	215,442	(2)	9,977,119	27,177	(8)	1,258,567
	97,474		50.205	2/09/2016
	106,570		39.93	6/29/2016
	148,138		42.57	2/08/2017
	308,642		48.65	7/26/2017
	197,897		50.70	2/07/2018
	299,751		32.11	2/12/2019
Joseph M. Zubretsky	84,890		44.22	2/27/2017	147,902	(3)	6,849,342	15,071	(8)	697,938
	203,736		44.22	2/27/2017
	138,068		50.70	2/07/2018
	207,101		32.11	2/12/2019
	6,921	(1)	32.11	2/12/2014
Kristi Ann Matus	--		--	--	73,125	(4)	3,386,419	5,771	(9)	267,255
Margaret M. McCarthy	12,460		41.54	6/22/2015	83,098	(5)	3,848,268	9,210	(8)	426,515
	23,310		50.205	2/09/2016
	49,380		42.57	2/08/2017
	11,687		53.96	11/11/2017
	73,636		50.70	2/07/2018
	43,600		32.11	2/12/2019
Karen S. Rohan	--		--	--	97,566	(6)	4,518,281	6,848	(10)	317,131

(1)

Consists of 6,921 SARs granted in lieu of a portion of Mr. Zubretsky’s ABP award for 2008, at Mr. Zubretsky’s election, which are currently exercisable.

(2)

Consists of 66,980 RSUs that vest in three substantially equal installments on February 2, 2013, February 2, 2014 and February 2, 2015; 27,177 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 122,125 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 46 for a description of how the number of vested PSUs and MSUs is determined.

(3)

Consists of 65,574 RSUs that vest in one installment on December 2, 2013; 15,071 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 67,723 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 46 for a description of how the number of vested PSUs and MSUs is determined.

(4)

Consists of 42,745 RSUs that vest in three substantially equal installments on March 5, 2013, March 5, 2014 and March 5, 2015; 5,771 PSUs granted on March 5, 2012, that are subject to performance Period One and will vest on March 5, 2014, and performed below target level at 81.67%; 25,933 MSUs granted on March 5, 2012, 50% of the grant date fair value of which will vest on March 5, 2014, and 50% of the grant date fair value of which will vest on March 5, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 5 on page 46 for a description of how the number of vested PSUs and MSUs is determined.

(5)

Consists of 32,787 RSUs that vest in one installment on December 2, 2013; 9,210 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 41,386 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 46 for a description of how the number of vested PSUs and MSUs is determined.

(6)

Consists of 53,706 RSUs that vest in three substantially equal installments on July 23, 2013, July 23, 2014 and July 23, 2015; 6,848 PSUs granted on July 23, 2012, that are subject to performance Period One and will vest on July 23, 2014, and performed below target level at 81.67%; 30,771 MSUs granted on July 23, 2012, 50% of the grant date fair value of which will vest on July 23, 2014, and 50% of the grant date fair value of which will vest on July 23, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 6 on page 46 for a description of how the number of vested PSUs and MSUs is determined.

(7)

Market value calculated using the December 31, 2012 closing price of the Common Stock of $46.31. For purposes of calculating the market value of unvested MSUs, the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period also was assumed to be $46.31.

(8)

Consists of PSUs granted on February 2, 2012 that are subject to performance Period Two and will vest on February 2, 2014.

(9)

Consists of PSUs granted on March 5, 2012 that are subject to performance Period Two and will vest on March 5, 2014.

(10)

Consists of PSUs granted on July 23, 2012 that are subject to performance Period Two and will vest on July 23, 2014.

(11)

Market value calculated using the December 31, 2012 closing price of the Common Stock of $46.31.

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2012 Option Exercises and Stock Vested

The following table sets forth information concerning the gross number of stock options and/or SARs exercised and RSUs, PSUs and MSUs vested during 2012 for the Named Executive Officers.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting(5) ($)
Mark T. Bertolini	112,000	3,076,356	691,063	(2)	31,153,555
Joseph M. Zubretsky	0	0	435,993	(3)	19,699,750
Kristi Ann Matus	0	0	0		0
Margaret M. McCarthy	0	0	237,127	(4)	10,659,569
Karen S. Rohan	0	0	0		0

(1)

Calculated by multiplying (a) the difference between (i) the market price of our Common Stock at the time of the exercise and (ii) the exercise price of the stock options or SARs, by (b) the number of stock options or SARs exercised.

(2)

Consists of 114,191 shares acquired upon the vesting of RSUs granted February 13, 2009; 113,014 shares acquired upon the vesting of PSUs granted February 8, 2010; 170,448 shares acquired upon the vesting of MSUs granted February 8, 2010; 21,704 shares acquired upon the vesting of PSUs granted November 29, 2010; 117,910 shares acquired upon the vesting of PSUs granted February 7, 2011; and 153,796 shares acquired upon the vesting of MSUs granted February 7, 2011.

(3)

Consists of 78,896 shares acquired upon the vesting of RSUs granted February 13, 2009; 78,084 shares acquired upon the vesting of PSUs granted February 8, 2010; 117,763 shares acquired upon the vesting of MSUs granted February 8, 2010; 69,976 shares acquired upon the vesting of PSUs granted February 7, 2011; and 91,274 shares acquired upon the vesting of MSUs granted February 7, 2011.

(4)

Consists of 53,426 shares acquired upon the vesting of PSUs granted February 8, 2010; 80,576 shares acquired upon the vesting of MSUs granted February 8, 2010; 44,752 shares acquired upon the vesting of PSUs granted February 7, 2011; and 58,373 shares acquired upon the vesting of MSUs granted February 7, 2011.

(5)

Calculated by multiplying the number of shares of Common Stock acquired on vesting by the closing price of the Common Stock on the vesting date.

2012 Pension Benefits

The following table sets forth information concerning the present value of the Named Executive Officers’ respective accumulated benefits under the Pension Plan and Supplemental Pension Plan. The present value shown below was determined for each participant based on their accrued benefit as of December 31, 2012, and the discount rates that Aetna used for its 2012 year-end pension disclosures and assumes continued employment to age 65 for Ms. McCarthy and Messrs. Bertolini and Zubretsky. Pursuant to SEC rules, the valuations shown below do not take into account any assumed future pay increases. Ms. Matus and Ms. Rohan are not eligible to participate in the Pension Plan because they joined the Company after the Pension Plan was frozen on December 31, 2010. Ms. Matus and Ms. Rohan are not eligible to participate in the Supplemental Pension Plan.

Name	Plan Name		Number of Years Credited Service	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Mark T. Bertolini	Pension Plan		11.08	$124,534	$0
	Supplemental Pension Plan	(1)	7.08	209,124	0
Joseph M. Zubretsky	Pension Plan		2.83	27,052	0
	Supplemental Pension Plan	(1)	0	0	0
Kristi Ann Matus	Pension Plan		0	0	0
	Supplemental Pension Plan	(1)	0	0	0
Margaret M. McCarthy	Pension Plan		6.75	80,997	0
	Supplemental Pension Plan	(1)	2.75	71,237	0
Karen S. Rohan	Pension Plan		0	0	0
	Supplemental Pension Plan	(1)	0	0	0

(1)

As of January 1, 2007, the Supplemental Pension Plan is no longer used to accrue benefits that exceed the Code limits, but interest continues to accrue on the outstanding cash balance accruals. In addition, the Supplemental Pension Plan may continue to be used to credit benefits for special pension agreements. Refer to “What are the health, welfare and pension benefits offered?” on page 41.

(2)

Refer to pages 107-111 of Aetna’s 2012 Annual Report, Financial Report to Shareholders for a discussion of the valuation methods used to calculate the amounts in this column. In calculating the present value of the accumulated benefit under the Pension Plan and the Supplemental Pension Plan, the following economic assumptions were used:

	Pension Plan	Supplemental Pension Plan
Discount Rate	4.19%	3.69%
Future Cash Balance Interest Rate	2.90%	2.90%
5-Year Average Cost of Living Adjustment	2.30%	2.30%

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Pension Plan Narrative

Prior to January 1, 2011, the Company provided the Pension Plan, a noncontributory, defined benefit pension plan, for most of its employees. In 1999, the Pension Plan was amended to convert the Pension Plan’s final average pay benefit formula to a cash balance design. Under this design, the pension benefit is expressed as a cash balance account. Each year through December 31, 2010, a participant’s cash balance account was credited with (i) a pension credit based on the participant’s age, years of service and eligible pay for that year, and (ii) an interest credit based on the participant’s account balance as of the beginning of the year and an interest rate that equals the average 30-year U.S. Treasury bond rate for October of the prior calendar year. For 2012, the interest rate was 3.13%. For purposes of the Pension Plan, eligible pay was generally base pay and certain other forms of cash compensation, including annual performance bonuses, but excluding long-term incentive compensation and proceeds from stock option and SAR exercises and other equity grants. The maximum eligible pay under the Pension Plan was set annually by the Internal Revenue Service. Effective December 31, 2010, the Pension Plan was frozen. No further pension service credits will be earned after this date. However, participants’ cash balance accounts will continue to be credited with the interest credit. Under the Pension Plan, benefits are paid over the lifetime of the employee (or the joint lives of the employee and his or her beneficiary) except that the employee may elect to take up to 50% of his or her benefits in a lump sum payment following termination of employment.

The Code limits the maximum annual benefit that may be accrued under and paid from a tax-qualified plan such as the Pension Plan. As a result, Aetna established the Supplemental Pension Plan, an unfunded, non-tax qualified supplemental pension plan that provides benefits (included in the amounts listed in the 2012 Pension Benefits table on page 51), that exceed the Code limit. The Supplemental Pension Plan also has been used to pay other pension benefits that were not otherwise payable under the Pension Plan, including additional years of credited service beyond years actually served, additional years of age, and covered compensation in excess of that permitted under the Pension Plan. Supplemental Pension Plan benefits are paid out in five equal annual installments commencing six months following termination of employment. As of January 1, 2007, the Supplemental Pension Plan is no longer used to accrue benefits that exceed the Code limits, but interest continues to accrue on the outstanding cash balance accruals. In addition, the Supplemental Pension Plan may continue to be used to credit benefits for special pension agreements.

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2012 Nonqualified Deferred Compensation

The following table sets forth information concerning compensation deferrals during 2012 by the Named Executive Officers.

Name	Executive Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Mark T. Bertolini	39,086	23,670	340,002	921,963
Joseph M. Zubretsky	0	86,599	0	3,417,589
Kristi Ann Matus	0	0	0	0
Margaret M. McCarthy	66,148	262,385	0	2,032,909
Karen S. Rohan	0	0	0	0

(1)

The following table provides additional information about contributions by Named Executive Officers to their nonqualified deferred compensation accounts during 2012. Except for Ms. McCarthy, the contributions during 2012 came from the base salary and/or annual bonus that are reported for the Named Executive Officer in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the 2012 Summary Compensation Table on page 45. All amounts contributed by a Named Executive Officer and by the Company in prior years have been reported in the Summary Compensation Tables in Aetna’s previously filed proxy statements in the year earned to the extent such person was a named executive officer for purposes of the SEC’s executive compensation disclosure.

Name	2012 Stock Contributions into Stock Unit Account ($)		2012 Cash Contributions into Supplemental 401(k) Plan ($)	Total 2012 Contributions ($)
Mark T. Bertolini	0		39,086	39,086
Joseph M. Zubretsky	0		0	0
Kristi Ann Matus	0		0	0
Margaret M. McCarthy	35,570	(a)	30,578	66,148
Karen S. Rohan	0		0	0

(a)

On October 17, 2007, the Compensation Committee granted Ms. McCarthy a cash award of $450,000. Fifty percent of the award vested in a stock unit account in increments of 10% per year, on each of October 17, 2008, 2009, 2010, 2011 and 2012. The remaining 50% will vest on October 17, 2014. The vested amount of each of these grants will be paid to Ms. McCarthy six months following her termination of employment with the Company.

(2)

The following table details the aggregate earnings on nonqualified deferred compensation accrued to each Named Executive Officer during 2012.

Name	Appreciation (Depreciation) on Stock Unit Account ($)	Earnings on Interest Account ($)	Dividend Equivalents on Stock Unit Account ($)	Interest on Supplemental 401(k) Plan ($)	Total ($)
Mark T. Bertolini	0	18,389	0	5,281	23,670
Joseph M. Zubretsky	0	86,599	0	0	86,599
Kristi Ann Matus	0	0	0	0	0
Margaret M. McCarthy	229,965	0	25,855	6,565	262,385
Karen S. Rohan	0	0	0	0	0
(3) The aggregate nonqualified deferred compensation account balances of each Named Executive Officer at December 31, 2012 consist of the following:
Name	Stock Unit Account ($)	Interest Account ($)	Supplemental 401(k) Plan Account ($)	Total
Mark T. Bertolini	0	696,145	225,818	921,963
Joseph M. Zubretsky	0	3,417,589	0	3,417,589
Kristi Ann Matus	0	0	0	0
Margaret M. McCarthy	1,761,498	0	271,411	2,032,909
Karen S. Rohan	0	0	0	0

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Deferred Compensation Narrative

The “Salary” and “Non-Equity Incentive Plan Compensation” columns in the 2012 Summary Compensation Table include cash compensation that was deferred by the Named Executive Officers during 2012. The Company permits executives to defer up to 20% of eligible pay (which includes base salary and annual bonus) into the 401(k) Plan (subject to deferral limits established by the Code — in 2012, $17,000 and $22,000 for individuals age 50 and older). The 401(k) Plan, which is available to all eligible employees of the Company, is a funded arrangement that provides nineteen investment options, as well as a self-managed brokerage option. Aetna matches 100% of the amount deferred by employees, including the Named Executive Officers, under the 401(k) Plan up to 6% of eligible pay. Under the 401(k) Plan, benefits are paid to the executive after termination of employment on the date selected by the executive.

Aetna established the Supplemental 401(k) Plan to provide the deferral that would have been credited to the 401(k) Plan but for limits imposed by the Employee Retirement Income Security Act of 1974, as amended, and the Code. The Supplemental 401(k) Plan allows eligible employees to defer up to an additional 10% of base salary. Aetna does not match employees’ contributions to the Supplemental 401(k) Plan. The Supplemental 401(k) Plan is an unfunded plan that credits interest at a fixed rate pursuant to a formula equal to the rate of interest paid from time to time under the fixed interest rate fund option of the 401(k) Plan. Since mid-2012, the 401(k) Plan interest rate has been set quarterly to better align the credited rates with the underlying fixed income investment earning rates achieved in the fund. In 2012, this fixed interest rate was 2.60% from January to June, 2.55% from July to September and 2.50% from October to December. In 2013, this fixed interest rate is 2.30% from January to March. Under the Supplemental 401(k) Plan, benefits are paid to the executive on the later of six months or January 1 following termination of employment.

The Company also permits executives to defer up to 100% of their annual bonus. The deferral arrangement for annual bonuses is also unfunded and permits investment in either an interest account or a stock unit account. The interest account credits the same interest as the Supplemental 401(k) Plan. The stock unit account tracks the value of our Common Stock and earns dividend equivalents, but is paid in cash. This arrangement pays out on a date selected by the executive at the time of deferral. The Compensation Committee may also require or permit other compensation to be deferred.

Potential Post-Employment Payments

Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she is entitled to receive certain amounts earned during his or her term of employment, including the following: (a) deferred compensation amounts; (b) amounts accrued and vested through the 401(k) Plan and Supplemental 401(k) Plan; and (c) amounts accrued and vested through the Pension Plan and Supplemental Pension Plan. In addition, except as provided in the tables below, each Named Executive Officer is eligible to receive vested equity awards upon a termination of employment for any reason (other than for cause). Equity awards (other than PSUs and MSUs) continue to vest for all employees during any period of severance or salary continuation. The actual amounts paid to any Named Executive Officer can only be determined at the time of the executive’s separation from the Company. Section 409A of the Code may require the Company to delay the payment of certain payments for six months following termination of employment. Refer to the 2012 Nonqualified Deferred Compensation table and “Deferred Compensation Narrative” beginning on page 53 for a discussion of the deferred compensation plan, 401(k) Plan and Supplemental 401(k) Plan. Refer to the 2012 Pension Benefits table and “Pension Plan Narrative” beginning on page 51 for a discussion of the Pension Plan and Supplemental Pension Plan. Refer to the Outstanding Equity Awards at 2012 Fiscal Year-End table beginning on page 49 for a discussion of outstanding equity awards at December 31, 2012.

Our agreement with Mr. Zubretsky provides that the Company will make him whole for certain excise taxes that may apply under Sections 280G and 4999 of the Code for payments made in connection with a change in control. SEC regulations require an estimate of these amounts, for purposes of the following tables, assuming that the change in control and termination of employment occurred on December 31, 2012, and using the market price of our Common Stock on that day. Using these assumed facts, these provisions produce no hypothetical payment to Mr. Zubretsky. Any payments that may actually be owed to Mr. Zubretsky under these provisions will be highly dependent upon the actual facts applicable to the change in control transaction and termination of employment, and can be accurately estimated only when such facts are known.

Each of the tables for the Named Executive Officers below assumes a termination of employment (or change in control and termination of employment without Cause and/or for Good Reason, as defined below, as applicable) as of December 31, 2012, and assumes a Common Stock price of $46.31 per share (the closing price of our Common Stock on December 31, 2012) and, for illustrative purposes, an immediate sale of equity awards upon termination of employment at $46.31 per share. Change in control severance benefits (base salary and bonus payments) to each Named Executive Officer are paid pursuant to a “double-trigger,” which means that to receive such benefits employment must terminate both: (1) as a result of a

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qualifying termination of employment, and (2) after a change in control as detailed in the agreements described below and under “Agreements with Named Executive Officers” beginning on page 60. The amounts set forth in the tables that follow under “PSUs” were calculated based upon the Compensation Committee’s determination that the Company achieved below target performance of 81.67% for performance Period One for the applicable PSUs granted in 2012. For performance Period Two, the applicable PSUs granted in 2012 are assumed to vest at target performance. For “Termination after Change-in-Control,” all PSUs granted in 2012 are assumed to vest at target performance.

As of December 31, 2012, Mr. Bertolini and Ms. McCarthy were considered retirement eligible for purposes of equity vesting.

Mark T. Bertolini

The following table reflects additional payments that would be made to Mr. Bertolini upon termination of his employment on December 31, 2012, under various scenarios. Mr. Bertolini’s employment agreement defines “Cause” as the occurrence of one or more of the following: (a) a willful and continued failure to attempt in good faith to perform duties, which failure is not remedied within fifteen business days following written notice of such failure; (b) material gross negligence or willful malfeasance in performance of duties; (c) with respect to the Company, commission of an act constituting fraud, embezzlement or any other act constituting a felony; or (d) commission of any act constituting a felony which has or is likely to have a material adverse economic or reputational impact on the Company. Mr. Bertolini’s employment agreement defines “Good Reason” as the occurrence of one or more of the following: (a) a reduction by the Company of base salary or total Target Cash Bonus Opportunity (except in the event of a ratable reduction prior to a change in control affecting all senior officers of the Company); (b) within twenty-four months following a change of control, a reduction in the level of the long-term incentive plan opportunity from that afforded him immediately prior to the change in control; (c) any failure of a successor of the Company to assume and agree to perform the Company’s entire obligations under the employment agreement; (d) reporting to any person other than the Company’s Board of Directors; (e) any action or inaction by the Company that constitutes a material breach of the employment agreement; (f) removal of Mr. Bertolini as President, Chief Executive Officer or Director; or (g) the appointment of any person to the position of executive Chairman after Mr. Bertolini becomes Chairman. Mr. Bertolini’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise. Mr. Bertolini’s employment agreement contains a change in control cutback policy which, under certain circumstances, would reduce the amount due to Mr. Bertolini following a change in control to an amount that maximizes the net after tax amount retained by him to the extent permitted under Section 409A of the Code.

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Payment Type	Retirement or Voluntary Termination by Mr. Bertolini		Termination by Aetna without Cause or by Mr. Bertolini for Good Reason		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0		$2,000,000	(1)	$2,000,000	(1)	$0		$0
Bonus	0		3,600,000	(1)	3,600,000	(1)	0		0
Long-term Incentive
RSUs	861,644	(2)	2,929,524	(5)	3,101,844	(8)	0	(9)	3,101,844	(10)
MSUs	2,032,500	(3)	5,685,849	(6)	5,847,378	(8)	0	(9)	5,847,378	(11)
PSUs	1,027,897	(4)	2,286,464	(7)	2,517,134	(8)	0	(9)	2,286,464	(12)
TOTAL	$3,922,041		$16,501,837		$17,066,356		$0		$11,235,686

(1)

Represents 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of Mr. Bertolini’s target cash bonus opportunity for the year in which termination of employment occurs. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of a RSU grant awarded February 2, 2012.

(3)

Represents pro-rated vesting of a MSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 and February 2, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014 and February 2, 2015 vesting dates, each of which is assumed to be $46.31.

(4)

Represents pro-rated vesting of a PSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are forfeited.

(5)

Represents pro-rated vesting of a RSU grant awarded February 2, 2012.

(6)

Represents pro-rated vesting of a MSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 and February 2, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014 and February 2, 2015 vesting dates, each of which is assumed to be $46.31.

(7)

Represents full vesting of a PSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are assumed to perform at target.

(8)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Bertolini’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $46.31.

(9)

Unvested RSUs, PSUs and MSUs are subject to forfeiture if there is a termination by Aetna for Cause (as defined in Mr. Bertolini’s employment agreement).

(10)

Represents full accelerated vesting of a RSU grant awarded February 2, 2012.

(11)

Represents full vesting of a MSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 and February 2, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014 and February 2, 2015 vesting dates, each of which is assumed to be $46.31.

(12)

Represents full vesting of a PSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are assumed to perform at target.

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Joseph M. Zubretsky

The following table reflects additional payments that would be made to Mr. Zubretsky upon termination of his employment on December 31, 2012, under various scenarios. Mr. Zubretsky’s agreement defines “Cause” as the occurrence of one or more of the following: (a) a willful and continued failure to attempt in good faith to perform duties, which failure is not remedied within 15 business days following notice of such failure; (b) material gross negligence or willful malfeasance in performance of duties; (c) with respect to the Company, a conviction for fraud, embezzlement or any other felony; or (d) a conviction of a felony which has or is likely to have a material adverse economic or reputational impact on the Company. Under Mr. Zubretsky’s agreement, “Change in Control” means the occurrence or the expected occurrence of a change in “the ownership or effective control” of Aetna or “the ownership of a substantial portion of the assets” of Aetna within the meaning of Section 280G of the Code. Certain of Mr. Zubretsky’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Mr. Zubretsky	Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0	$820,000	(1)	$820,000	(1)	$0		$0
Bonus	0	902,000	(1)	902,000	(1)	0		0
Payment Related to Tax Regulation	0	0		0		0		0
Long-term Incentive
RSUs	0	3,036,732	(2)	3,036,732	(5)	0	(6)	3,036,732	(2)
MSUs	0	1,127,139	(3)	3,242,580	(5)	0	(6)	1,127,139	(3)
PSUs	0	570,030	(4)	1,395,876	(5)	0	(6)	570,030	(4)
TOTAL	$0	$6,455,901		$9,397,188		$0		$4,733,901

(1)

Represents 52 weeks of base salary and annual bonus at 110% of base salary. Amounts would be paid bi-weekly during the severance period.

(2)

Represents full vesting of a RSU grant awarded December 2, 2010.

(3)

Represents pro-rated vesting of a MSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 and February 2, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014 and February 2, 2015 vesting dates, each of which is assumed to be $46.31.

(4)

Represents pro-rated vesting of a PSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are forfeited.

(5)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Zubretsky’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $46.31.

(6)

Unvested RSUs, MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for Cause (as defined in Mr. Zubretsky’s agreement).

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Kristi Ann Matus

The following table reflects additional payments that would be made to Ms. Matus upon termination of her employment on December 31, 2012, under various scenarios. Ms. Matus’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Ms. Matus	Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0	$ 725,000	(1)	$ 725,000	(1)	$ 0		$ 0
Bonus	0	0		0		0		0
Long-term Incentive
RSUs	0	1,154,740	(2)	1,979,521	(5)	0	(6)	1,979,521	(7)
MSUs	0	371,916	(3)	1,188,639	(5)	0	(6)	371,916	(3)
PSUs	0	163,752	(4)	534,510	(5)	0	(6)	163,752	(4)
TOTAL	$ 0	$ 2,415,408		$ 4,427,670		$ 0		$ 2,515,189

(1)

Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of a RSU grant awarded March 5, 2012.

(3)

Represents pro-rated vesting of a MSU grant awarded March 5, 2012. Actual payment would occur following March 5, 2014 and March 5, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the March 5, 2014 and March 5, 2015 vesting dates, each of which is assumed to be $46.31.

(4)

Represents pro-rated vesting of a PSU grant awarded March 5, 2012. Actual payment would occur following March 5, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are forfeited.

(5)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Ms. Matus’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $46.31.

(6)

Unvested RSUs, PSUs and MSUs are subject to forfeiture if there is a termination by Aetna for cause.

(7)

Represents full accelerated vesting of a RSU grant awarded March 5, 2012.

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Margaret M. McCarthy

The following table reflects additional payments that would be made to Ms. McCarthy upon termination of her employment on December 31, 2012, under various scenarios. Ms. McCarthy’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Ms. McCarthy		Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0		$ 460,659	(1)	$ 460,659	(1)	$ 0		$ 0
Bonus	0		0		0		0		0
Long-term Incentive
RSUs	0	(2)	1,391,847	(5)	1,518,366	(6)	0	(7)	1,518,366	(8)
MSUs	688,815	(3)	688,815	(3)	1,981,605	(6)	0	(7)	688,815	(3)
PSUs	348,344	(4)	348,344	(4)	853,030	(6)	0	(7)	348,344	(4)
TOTAL	$ 1,037,159		$ 2,889,665		$ 4,813,660		$ 0		$ 2,555,525

(1)

Represents 38 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)

Represents forfeiture of a RSU grant awarded December 2, 2010.

(3)

Represents pro-rated vesting of a MSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 and February 2, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014 and February 2, 2015 vesting dates, each of which is assumed to be $46.31.

(4)

Represents pro-rated vesting of a PSU grant awarded February 2, 2012. Actual payment would occur following February 2, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are forfeited.

(5)

Represents pro-rated vesting of a RSU grant awarded December 2, 2010 in accordance with Ms. McCarthy’s equity award agreement.

(6)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Ms. McCarthy’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $46.31.

(7)

Unvested RSUs, PSUs and MSUs are subject to forfeiture if there is a termination by Aetna for cause.

(8)

Represents full accelerated vesting of a RSU grant awarded December 2, 2010.

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Karen S. Rohan

The following table reflects additional payments that would be made to Ms. Rohan upon termination of her employment on December 31, 2012, under various scenarios. Ms. Rohan’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Ms. Rohan	Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0	$ 600,000	(1)	$ 600,000	(1)	$ 0		$ 0
Bonus	0	0		0		0		0
Long-term Incentive
RSUs	0	1,174,514	(2)	2,487,125	(5)	0	(6)	2,487,125	(7)
MSUs	0	308,054	(3)	1,772,191	(5)	0	(6)	308,054	(3)
PSUs	0	107,949	(4)	634,262	(5)	0	(6)	107,949	(4)
TOTAL	$ 0	$ 2,190,517		$ 5,493,578		$ 0		$ 2,903,128

(1)

Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of a RSU grant awarded July 23, 2012.

(3)

Represents pro-rated vesting of a MSU grant awarded July 23, 2012. Actual payment would occur following July 23, 2014 and July 23, 2015 in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the July 23, 2014 and July 23, 2015 vesting dates, each of which is assumed to be $46.31.

(4)

Represents pro-rated vesting of a PSU grant awarded July 23, 2012. Actual payment would occur following July 23, 2014 in shares of Common Stock, net of taxes. The Compensation Committee has determined that the PSUs subject to performance Period One performed at the below target level (81.67%). PSUs subject to performance Period Two are forfeited.

(5)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Ms. Rohan’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $46.31.

(6)

Unvested RSUs, PSUs and MSUs are subject to forfeiture if there is a termination by Aetna for cause.

(7)

Represents full accelerated vesting of a RSU grant awarded July 23, 2012.

Agreements with Named Executive Officers

Aetna entered into an amended and restated employment agreement with Mr. Bertolini in connection with his promotion to Chief Executive Officer and President effective November 29, 2010. Under the agreement, which is for a remaining term ending December 31, 2013, with automatic one-year extensions, Mr. Bertolini is entitled to an annual salary of $1,000,000, and a full year target bonus opportunity of at least 300% of his base salary. If Aetna terminates Mr. Bertolini’s employment other than for “Cause” (as defined in the agreement), death or disability, or Mr. Bertolini terminates his employment for “Good Reason” (as defined in the agreement), he will be entitled to 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of his target cash bonus opportunity for the year of termination. Under certain circumstances the amounts payable to Mr. Bertolini following a change in control will be reduced to an amount that maximizes the net after tax amount retained by him to the extent permitted under Section 409A of the Code. Under the non-competition agreement entered into in July 2007 between Aetna and Mr. Bertolini, Mr. Bertolini agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Bertolini’s agreements with Aetna.

Aetna entered into an agreement with Mr. Zubretsky at the time of his hire in February of 2007, which was last amended effective December 17, 2008. Under the agreement, Mr. Zubretsky was hired with an annual salary of $700,000. The agreement provided for an initial grant of 288,626 SARs and 107,418 RSUs that each vested in three substantially equal annual installments, a full year target bonus opportunity of 100% of base salary and a payment of up to $1,175,000 in connection with his career move. Mr. Zubretsky’s base salary was increased to $820,000 effective as of April 9, 2012, and his target bonus opportunity was increased to 110% of base salary effective for performance year 2011. Under the agreement, a deferred compensation account was created in the amount of $2,800,000 which replaced certain compensation and benefits forfeited from his prior employer. This account vested over four years and completed vesting on February 28, 2011. If Mr. Zubretsky’s

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employment is involuntarily terminated by the Company other than for “Cause” (as defined in the agreement) his severance payment would be 12 months of base salary plus bonus at target. Aetna has agreed generally to make Mr. Zubretsky whole for certain excise taxes incurred as a result of payments made under his agreement or otherwise, although under certain circumstances Mr. Zubretsky has agreed to reduce the amounts payable to him to an amount that does not trigger any such excise taxes. Under the agreement, Mr. Zubretsky has agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Zubretsky’s agreement with Aetna.

Under her letter agreement with Aetna, Ms. Matus was hired with an annual base salary of $725,000, and Aetna provided Ms. Matus with a one-time payment of $800,000 (less applicable withholding and taxes) in recognition of her career move. If Ms. Matus voluntarily terminates her employment or is terminated for misconduct within 12 months of her start date, she will be required to repay that entire amount. If she voluntarily terminates her employment or is terminated for misconduct after 12 months but before 18 months following her start date, she will be required to repay 50% that amount. If Ms. Matus’s employment is involuntarily terminated by the Company, other than for cause, she is entitled to 52-weeks of salary in lieu of amounts payable under any Company severance and salary continuation benefits plan. Under her agreement, Aetna also provided Ms. Matus with assistance with her relocation expenses, including the loss on the sale of her prior home. If Ms. Matus voluntarily terminates her employment or is terminated for misconduct within 12 months of her start date, she will be required to repay 100% of her relocation expenses paid by Aetna. If she voluntarily terminates her employment or is terminated for misconduct after 12 months but before 18 months following her start date, she will be required to repay 50% of that amount. Under her agreement, Ms. Matus’s target bonus opportunity is 100% of her base salary, and she has agreed not to compete against the Company for a period of one year following termination of her employment. All equity or long-term incentive awards that Ms. Matus received under her agreement are listed in the preceding tables. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. Matus’s agreement with Aetna.

In connection with her retention RSU award, Ms. McCarthy has agreed not to compete against the Company for a period of one year following termination of her employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. McCarthy’s agreement with Aetna.

Under her letter agreement with Aetna, Ms. Rohan was hired with an annual base salary of $600,000, and Aetna provided Ms. Rohan with a one-time payment of $135,000 (less applicable withholding and taxes) in recognition of her career move. If Ms. Rohan voluntarily terminates her employment or is terminated for misconduct within 12 months of her start date, she will be required to repay that entire amount. If she voluntarily terminates her employment or is terminated for misconduct after 12 months but before 18 months following her start date, she will be required to repay 50% of that amount. If Ms. Rohan’s employment is involuntarily terminated by the Company, other than for cause, she is entitled to 52-weeks of salary in lieu of amounts payable under any Company severance and salary continuation benefits plan. Under her agreement, Ms. Rohan’s target bonus opportunity is 90% of her base salary, and she has agreed not to compete against the Company for a period of one year following termination of her employment. Upon the entry of a final order, if any, Aetna also has agreed to reimburse Ms. Rohan for certain compensation she may forfeit or be required to repay to her prior employer. All equity or long-term incentive awards that Ms. Rohan received under her agreement are listed in the preceding tables. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. Rohan’s agreement with Aetna.

Job Elimination Benefits Plan

Aetna administers a Job Elimination Benefits Plan under which employees, including Aetna’s executive officers, terminated by Aetna due to re-engineering, reorganization or staff reduction efforts may receive a maximum of 52 weeks of continuing salary depending on years of service and pay level. Under certain circumstances, determined on a case-by-case basis, additional severance pay benefits may be granted for the purpose of inducing employment of senior officers or rewarding past service. The tables above under “Potential Post-Employment Payments” reflect any benefits payable under the Job Elimination Benefits Plan. Certain health and other employee benefits continue for part of the severance period.

The Board has approved provisions for certain benefits of Company employees upon a change in control of Aetna (as defined). The provisions provide that the Job Elimination Benefits Plan shall provide an enhanced benefit and shall become noncancelable for a period of two years following a change in control. Upon a change in control, stock options and other equity-based awards granted prior to January 1, 2010 and PSUs and MSUs granted on or after January 1, 2010 that have not yet vested will become vested and immediately exercisable, and bonuses payable under the Annual Incentive Plan will become payable based on the target award for participants. Upon a change in control, stock options, SARs and RSUs granted on or after January 1, 2010 vest upon a termination of employment by the Company other than for cause within 24 months after the change in control. Provision also has been made to maintain the aggregate value of specified benefits for one year following a change in control.

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Equity Compensation Plans

The following table gives information about Common Stock that may be issued upon the exercise of options, SARs, warrants and rights and any other outstanding awards under all of our equity compensation plans as of December 31, 2012. In 2012, executive tier participants’ equity-based incentive value was granted 30% in PSUs and 70% in MSUs. PSUs and MSUs are delivered in shares, net of taxes, after final performance is reviewed and approved and the awards have vested.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(3) (a)	Weighted-average exercise price of outstanding options, warrants and rights(4) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(5) (c)
Equity compensation plans approved by security holders(1)	21,648,043	$ 42.19	13,907,604
Equity compensation plans not approved by security holders(2)	3,183,566	$ 22.61	0
TOTAL	24,831,609	N/A	13,907,604

(1)

Consists of the Aetna Inc. 2000 Stock Incentive Plan (the “2000 Stock Plan”), the 2010 Stock Plan, the Aetna Inc. 2010 Non-Employee Director Compensation Plan (the “2010 Director Plan”) and the 2011 Employee Stock Purchase Plan (the “2011 ESPP”).

(2)

Consists of the Aetna Inc. 2002 Stock Incentive Plan and the Aetna Inc. 2000 Non-Employee Director Compensation Plan. No shares of Common Stock are available for future awards under either Plan.

(3)

Consists of all outstanding awards under the applicable plans, including stock options, SARs, RSUs, PSUs, MSUs and other stock-based awards. Amount shown assumes maximum performance for all outstanding PSUs granted in 2012 and all outstanding MSUs granted in 2011 and 2012.

(4)

Amounts in this column do not take into account outstanding MSUs, PSUs or RSUs.

(5)

Consists of 8,854,445 shares of Common Stock available for future issuance under the 2010 Stock Plan; 312,633 shares of Common Stock available for future issuance under the 2010 Director Plan; and 4,740,526 shares of Common Stock available for future issuance under the 2011 ESPP. Shares available under the 2010 Stock Plan and the 2010 Director Plan may become the subject of future awards in the form of stock options, SARs, restricted stock, RSUs, PSUs, MSUs and other stock-based awards. Only shares of Common Stock are issuable under the 2011 ESPP. As of December 31, 2012, employees had committed an aggregate of approximately $6.0 million to purchase Common Stock under the 2011 ESPP. This purchase will occur on June 7, 2013, at a purchase price equal to 95% of the fair market value of the Common Stock on the purchase date.

2002 Stock Incentive Plan

The Aetna Inc. 2002 Stock Incentive Plan (the “Prior Stock Plan”) was replaced by the 2010 Stock Plan. The Prior Stock Plan was designed to promote our interests and those of our shareholders and to further align the interests of shareholders and employees by tying awards to total return to shareholders, enabling plan participants to acquire additional equity interests in Aetna and providing compensation opportunities dependent upon our performance. The Prior Stock Plan has not been submitted to shareholders for approval. No shares of Common Stock remain available for future awards under the Prior Stock Plan.

Under the Prior Stock Plan, eligible participants formerly could be granted stock options to purchase shares of Common Stock, SARs, time vesting and/or performance vesting incentive stock or incentive units and other stock-based awards. At December 31, 2012, the maximum number of shares of Common Stock that may be issued under the awards outstanding under the Prior Stock Plan was 2,750,186 shares, subject to adjustment for corporate transactions, and no shares remained available for future awards. If an award under the Prior Stock Plan is paid solely in cash, no shares are deducted from the number of shares available for issuance.

2000 Non-Employee Director Compensation Plan

The Aetna Inc. 2000 Non-Employee Director Plan (the “Prior Director Plan”) was replaced by the Aetna Inc. 2010 Non-Employee Director Compensation Plan. The Prior Director Plan permitted Aetna’s eligible Directors to receive shares of Common Stock, deferred stock units, RSUs and other stock-based awards in recognition of their contributions. The Prior Director Plan was not submitted to shareholders for approval and expired on April 30, 2010. No shares of Common Stock remain available for future awards under the Prior Director Plan. At December 31, 2012, the maximum number of shares of Common Stock that may be issued under the awards outstanding under the Prior Director Plan was 433,380 shares, subject to adjustment for corporate transactions, and no shares remained available for future awards.

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COMPENSATION COMMITTEE REPORT

The Board has determined in its business judgment that all members of the Compensation Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards.

The Committee operates pursuant to a Charter that was last reviewed by the Committee on February 28, 2013. The Compensation Committee Charter can be found at www.aetna.com/governance.

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Committee on Compensation and Organization

Roger N. Farah, Chair

Frank M. Clark

Barbara Hackman Franklin

Jeffrey E. Garten

REPORT OF THE AUDIT COMMITTEE

The Board has determined in its business judgment that all members of the Audit Committee meet the independence, financial literacy and expertise requirements for audit committee members set forth in the NYSE listing standards. Additionally, the Board has determined in its business judgment that each Committee member, based on his or her background and experience (including that described in this Proxy Statement), has the requisite attributes of an “audit committee financial expert” as defined by the SEC.

The Committee assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accountants”), (3) the performance of the Company’s internal audit function and the Independent Accountants, and (4) the compliance by the Company with legal and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Accountants and any other accounting firm engaged to perform audit, review or attest services (including the resolution of any disagreements between management and any auditor regarding financial reporting). The Independent Accountants and any other such accounting firm report directly to the Committee.

The Committee operates pursuant to a Charter that was last amended and restated by the Board on January 18, 2013. The Audit Committee Charter can be found at www.aetna.com/governance.

As set forth in the Audit Committee Charter, Aetna’s management is responsible for the preparation, presentation and integrity of Aetna’s financial statements and management’s annual assessment of Aetna’s internal control over financial reporting. Aetna’s management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Accountants are responsible for planning and carrying out proper annual audits and quarterly reviews of Aetna’s financial statements. In conjunction with the Company’s annual report, the Independent Accountants express an opinion as to the conformity of the Company’s financial statements with U.S. generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. The Independent Accountants also provide review reports regarding the Company’s quarterly financial statements.

In the performance of its oversight function, the Committee has reviewed and discussed the Company’s audited financial statements for 2012 with management and the Independent Accountants. The Committee has also discussed with the Independent Accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T. The Committee has also received the written disclosures and the letter from the Independent Accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Accountants’ communications with the Committee concerning independence, and has discussed with the Independent Accountants the Independent Accountants’ independence.

Members of the Committee are not employees of Aetna and, as such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Committee rely on information, opinions, reports and statements, including financial statements and other financial data, prepared or presented by officers or employees of Aetna, legal counsel, the Independent Accountants or other persons

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with professional or expert competence. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements by the Independent Accountants has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the Company’s internal control over financial reporting is effective or that the Independent Accountants are in fact “independent.”

Based upon the reports, review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Committee, certain of which are referred to above and in its Charter, the Committee recommended to the Board that the audited financial statements be included in Aetna’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC.

The Audit Committee

Richard J. Harrington, Chair

Fernando Aguirre

Ellen M. Hancock

Edward J. Ludwig

Joseph P. Newhouse

II.    APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to audit the Company’s consolidated financial statements for 2013. The Audit Committee and the Board recommend that shareholders approve KPMG LLP as the Company’s independent registered public accounting firm (the “Independent Accountants”) for 2013. Representatives of the firm are expected to be available at the Annual Meeting to make a statement if the firm desires and to respond to appropriate questions.

Nonaudit Services and Other Relationships Between the Company and the Independent Registered Public Accounting Firm

The Company’s practice is not to have its Independent Accountants provide financial information systems design and implementation consulting services. Instead, these services are provided by other accounting or consulting firms. Other types of permissible consulting services have been provided by the Independent Accountants or other accounting and consulting firms from time to time. All new services provided by the Independent Accountants must be approved in advance by the Audit Committee regardless of the size of the engagement. The Chair of the Audit Committee may approve any proposed engagements that arise between Committee meetings, provided that any such decision is presented to the full Committee at its next scheduled meeting.

In addition, management may not hire as an employee a person who within the last three years was an employee of the Independent Accountants and participated in the audit engagement of the Company’s financial statements if the hiring is prohibited by SEC rules or if the Audit Committee determines that the hiring of such person would impair the independence of the Independent Accountants. The independence of the Independent Accountants is considered annually by the Audit Committee and Board.

Fees Incurred for 2012 and 2011 Services Performed by the Independent Registered Public Accounting Firm

The table below provides details of the fees paid to KPMG LLP by the Company for services rendered in 2012 and 2011. All such services were approved in advance by the Audit Committee. As shown in the table below, audit and audit-related fees totaled approximately 96% and 99% of the aggregate fees paid to KPMG LLP for 2012 and 2011, respectively, and tax and other fees made up the remainder. There were no other fees paid to KPMG LLP in 2011.

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	2012	2011
Audit Fees(1)	$9,467,500	$9,107,000
Audit-Related Fees(2)
Servicing Reports	765,000	973,000
Employee Benefit Plan Audits	97,000	155,000
Audit/Attest Services Not Required by Statute or Regulation	52,000	52,000
	$10,381,500	$10,287,000
Tax Fees(3)	323,000	123,000
All Other Fees(4)	129,000	0
Total Fees	$10,833,500	$10,410,000

(1)

Audit Fees include all services performed to comply with generally accepted auditing standards and services that generally only the Independent Accountants can provide, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC. For the Company, these fees include the integrated audit of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting, quarterly reviews, statutory audits of the Company’s subsidiaries required by statute or regulation, attest services required by applicable law, comfort letters in connection with debt issuances, consents and assistance with, and review of, documents filed with the SEC.

(2)

Audit-Related Fees are for audit and related attest services that traditionally are performed by the Independent Accountants, and include servicing reports, employee benefit plan audits, and audits or agreed-upon procedures that are not required by applicable law. Servicing reports represent reviews of the Company’s claim administration and certain health data processing functions that are provided to customers.

(3)

Tax Fees include all services performed by professional staff in the Independent Accountants’ tax division for tax return and related compliance services, except for those tax services related to the audit.

(4)

All Other Fees are for assistance with a data center consolidation cost study.

The affirmative vote of a majority of the votes cast is required for approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013. The Audit Committee and the Board recommend a vote FOR the approval of KPMG LLP as the Company’s independent registered public accounting firm for 2013. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013.

III.    APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

Subject to shareholder approval at the Annual Meeting, on February 19, 2013, the Board, on the recommendation of the Compensation Committee, unanimously approved an amendment (the “Amendment”) of the Amended Aetna Inc. 2010 Stock Incentive Plan (the “2010 Stock Plan”), to be effective as of May 17, 2013, the date of the Annual Meeting. The Amendment increases the number of shares authorized to be issued under the 2010 Stock Plan from 15,750,000 to 22,000,000. The Board of Directors recommends and requests that the shareholders approve the Amendment by approving the following resolution at the Annual Meeting:

“Resolved: That the first sentence of Section 4(a) of the Amended Aetna Inc. 2010 Stock Incentive Plan is hereby amended and restated to read in its entirely as follows: ‘The maximum number of shares of Common Stock in respect of which awards may be made under the Plan shall be a total of 22,000,000 shares of Common Stock.’”

The principal features of the 2010 Stock Plan are summarized below. Shareholders should read the full text of the 2010 Stock Plan provided in Annex B to this Proxy Statement for a complete description of its legal terms and conditions. The summary below is subject in all respects to the actual terms of the 2010 Stock Plan. Annex B is marked to show the Amendment proposed to be approved by Aetna’s shareholders.

We currently maintain two stock compensation plans under which future equity awards may be granted: the 2010 Stock Plan and the 2010 Non-Employee Director Compensation Plan (the “2010 Director Plan”), which together we refer to as the “Current Plans.” As of March 15, 2013, there were 7,581,355 shares available for future awards under the Current Plans. Of that number, 7,269,850 shares were available under the 2010 Stock Plan and 311,505 shares were available under the 2010 Director Plan. The 2010 Director Plan expires on May 21, 2020.

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As of March 15, 2013, there were outstanding under the Current Plans stock options and SARs with respect to 16,132,445 shares of Common Stock, with a weighted average exercise price of $41.26 and a weighted average remaining term of 3.6 years. None of the outstanding stock options or SARs are entitled to dividends or dividend equivalents. In addition, as of March 15, 2013, there were 6,111,996 full-value awards outstanding under the Current Plans. Moreover, as illustrated in the table below, 13.9% of the total outstanding awards are options and SARs that are substantially in-the-money and have an aggregate weighted average remaining contractual life of less than two years.

As of March 15, 2013	Year Granted	Outstanding Options/ SARs/Full- Value Awards	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
	2003	5,000	$15.59	0.6
	2004	1,310,609	$19.39	1.0
	2005	1,784,678	$33.92	2.1
OPTIONS/SARS OUTSTANDING GRANTED PRIOR TO GRANT YEAR 2006:		3,100,287	$27.75	1.8
Options/SARs Outstanding From Grant Years 2006 Through 2013:		13,032,158	$42.65	4.2
Total Options/SARs Outstanding:		16,132,445	$41.26	3.6
Total Full-Value Awards (RSUs, MSUs, PSUs) Outstanding:		6,111,996
Total Outstanding (All Awards):		22,244,441
Options/SARs Granted Prior to Grant Year 2006 as Percent of Total Outstanding Awards:		13.9%

Upon shareholder approval of the Amendment, the shares remaining available for future awards under the 2010 Stock Plan will increase from approximately 7.6 million to approximately 13.8 million. If the Amendment is not approved by the shareholders, we will continue to grant awards under the 2010 Stock Plan while it remains in effect and to the extent shares are available. The table below provides the approximate number of shares available for future awards under the Current Plans prior to the Amendment and those that would be available following approval of the Amendment, each as of the date of the Annual Meeting. The number of shares requested considers our desire to maintain an average multi-year burn rate below 3%; maintain a reasonable incremental dilution to shareholders (1.9%); and limit our long-term share consumption associated with equity compensation.

Stock Compensation Plan	Shares Remaining Available for Future Equity Awards at March 15, 2013
	Prior to Shareholder Approval	Following Shareholder Approval
2010 Stock Plan	7,269,850	13,519,850
2010 Director Plan	311,505	311,505
TOTAL	7,581,355	13,831,355
COMMON SHARES OUTSTANDING, AT MARCH 15, 2013	326,606,173	326,606,173
PERCENT OF COMMON SHARES OUTSTANDING	2.3%	4.2%

Introduction

The Board believes that an effective equity compensation program is a key component of Aetna’s compensation philosophy. Long-term incentive compensation in the form of equity awards is intended to promote Aetna’s long-term success and increase shareholder value by attracting and retaining high caliber executives and employees who are essential to our success, and motivating these individuals to achieve Aetna’s continued financial growth and profitability. To achieve this purpose, the 2010 Stock Plan, initially approved by the Board and our shareholders at the 2010 Annual Meeting, provides the flexibility to grant stock options, Stock Appreciation Rights (“SARs”), restricted stock, Restricted Stock Units (“RSUs”), Performance Stock Units (“PSUs”), Market Stock Units (“MSUs”), performance shares and other stock-based awards to eligible employees.

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Why the Board of Directors Recommends You Vote “For” This Proposal

•

The Amendment will allow Aetna to continue to grant equity awards, an important incentive tool for creating shareholder value.

The use of Common Stock as a component of the Company’s compensation program is critical to the future success of the Company. Equity awards create an employee ownership culture that aligns the interests of employees with shareholders. Equity compensation also focuses employees’ attention on creating long-term value since the awards are subject to vesting and/or performance conditions. For example:

1.

Aetna has established stock ownership requirements for senior executives, which are further described on page 42 in the Compensation Discussion and Analysis section of this Proxy Statement; and

2.

A portion of the equity compensation granted to senior executives in recent years has been awarded in the form of PSUs and MSUs, which are earned contingent on the Company attaining specified operating earnings per share, operating earnings and/or revenue performance levels.

•

Equity awards are important as a recruiting and retention tool.

Aetna’s future performance is dependent on its ability to recruit and retain high caliber employees, and a competitive compensation program that includes equity awards is essential for attracting and retaining such employees. The Company would be at a significant competitive disadvantage if it were not able to use stock-based awards to compensate employees. Without equity compensation, our recruiting efforts could be more challenging, and, over time, executives would no longer have stock awards at risk of forfeiture, which could impact our ability to retain them.

•

Aetna has demonstrated sound equity compensation practices.

The Company recognizes that equity compensation programs dilute shareholder equity and need to be used judiciously. Our compensation programs are designed to be consistent with competitive market practice, and we believe that our historical share utilization has been prudent and mindful of shareholder interests.

•

The 2010 Stock Plan includes features designed to protect shareholder interests, including:

1.

Awards under the 2010 Stock Plan are administered by the Compensation Committee, which consists entirely of independent directors;

2.

The 2010 Stock Plan prohibits granting stock options and SARs with an exercise price below the fair market value of a share of stock on the date of grant;

3.

The 2010 Stock Plan prohibits the repricing of stock options or SARs or the exchange of stock options or SARs for cash or other awards without shareholder approval;

4.

Material amendments to the 2010 Stock Plan, including the Amendment, require shareholder approval; and

5.

The 2010 Stock Plan permits the Company to credit and accrue, but does not permit the Company to pay out, dividends or dividend equivalents on unvested equity awards.

•

If the Amendment is not approved, the Company will be compelled to increase the cash component of employee compensation.

In order to provide competitive compensation opportunities to attract and retain employees without equity compensation, the Company would need to replace the compensation previously delivered in equity awards with cash awards or other vehicles. These alternative forms of compensation may not align employee interests with those of shareholders as efficiently as stock-based awards.

Principal Features of the 2010 Stock Plan

The principal features of the 2010 Stock Plan as proposed to be amended by the Amendment are summarized below. The full text of the 2010 Stock Plan as proposed to be amended by the Amendment is attached as Annex B to this Proxy Statement, and the following summary is qualified in its entirety by reference to Annex B.

Plan Limits

The maximum number of shares of our Common Stock that may be issued pursuant to awards under the 2010 Stock Plan as proposed to be amended by the Amendment, is 22,000,000, which may include authorized but unissued shares.

The 2010 Stock Plan permits the Company to credit and accrue, but does not permit the Company to pay out, dividends or dividend equivalents on unvested equity awards until such awards become vested.

Shares that are subject to a stock option, SAR, restricted stock award, RSU award, PSU award, MSU award or other award granted under the 2010 Stock Plan which for any reason expire or are terminated, forfeited, canceled or converted to and paid in cash, are available for delivery in connection with future awards under the 2010 Stock Plan. In addition, shares surrendered for the payment of the exercise price of stock options or other awards or withheld for taxes upon exercise or vesting of an award are again available for issuance under the 2010 Stock Plan. In addition, when a SAR is exercised and settled in shares or a stock option is subject to net-exercise, only the net shares issued from the SAR or option are counted against the 2010 Stock Plan limit.

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The 2010 Stock Plan provides that no participant may be granted stock options or SARs for more than 2,000,000 shares in any one-year period. In addition, no participant may be granted performance-based restricted stock awards, PSUs, MSUs, unrestricted stock awards or RSUs for more than 2,000,000 shares in any one-year period.

Administration

The 2010 Stock Plan is administered by the Compensation Committee, or such other committee as the Board selects consisting of two or more Directors, each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the NYSE rules. The current members of the Compensation Committee are Mr. Clark, Mr. Farah, Ms. Franklin and Mr. Garten, each of whom is an independent Director and not an employee of Aetna.

The Board may reserve to itself any or all of the authority and responsibility of the Compensation Committee under the 2010 Stock Plan or may act as administrator of the 2010 Stock Plan for any and all purposes. In addition, the Board or the Compensation Committee may expressly delegate to another committee of the Board some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not Executive Officers under Rule 3b-7 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee has full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the 2010 Stock Plan in accordance with its terms. The Compensation Committee determines the employees who will be granted awards under the 2010 Stock Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2010 Stock Plan. The Compensation Committee interprets the 2010 Stock Plan and award agreements and has authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2010 Stock Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2010 Stock Plan are final and conclusive.

The 2010 Stock Plan prohibits reducing the exercise price or grant price of an outstanding stock option or SAR or replacing or exchanging an outstanding stock option or SAR that has an exercise price or grant price above the value of our Common Stock with a new option or SAR that has a lower exercise price or grant price, or with cash or any other type of new award other than as described under “Adjustment for Corporate Transactions” on page 70, without first obtaining shareholder approval.

Eligibility

The 2010 Stock Plan provides that awards may only be granted to employees of the Company. At March 15, 2013, there were approximately 34,500 employees who would be eligible to receive awards under the 2010 Stock Plan. In each year from 2008 through 2012, approximately 4,000 of the Company’s eligible employees received equity awards.

Duration and Modification

The 2010 Stock Plan will terminate on May 21, 2020, or such earlier date as the Board of Directors may determine. Notwithstanding the foregoing, the 2010 Stock Plan will remain in effect for awards outstanding under that Plan until no such awards remain outstanding.

The Board of Directors may amend, alter, suspend or terminate the 2010 Stock Plan. However, the Board of Directors is required to obtain approval of the shareholders, if such approval is required by any applicable law or rule, of any amendment of the 2010 Stock Plan that would: (a) increase the maximum number of shares of Common Stock that may be sold or awarded under the 2010 Stock Plan, or that may be subject to awards granted to a single participant during a single fiscal year, except in the event of certain changes in our capital (as described on page 70 under “Adjustment for Corporate Transactions”); (b) decrease the minimum option exercise price or SAR grant price required by the 2010 Stock Plan, except in the event of certain changes in our capital (as described on page 70 under “Adjustment for Corporate Transactions”); (c) change the class of persons eligible to receive awards under the 2010 Stock Plan; (d) change the performance measures applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Code; (e) extend the duration of the 2010 Stock Plan or the exercise period of any stock options or SARs granted under the 2010 Stock Plan; or (f) otherwise require shareholder approval to comply with applicable laws or rules. The proposed Amendment requires shareholder approval.

Incentive Stock and Incentive Units

The 2010 Stock Plan provides the Compensation Committee with the authority to grant a variety of time-based and performance-based incentive stock and incentive unit awards, including, but not limited to, restricted stock, RSUs, PSUs, MSUs and performance shares, to eligible employees.

Restricted stock awards are shares of our Common Stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Until the applicable restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. RSUs are denominated in units of shares of our Common Stock, except that no shares are actually issued to the participant on the grant date. When a RSU award vests, the participant is entitled to receive shares of our Common Stock, a cash payment based on the value of shares of our

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Common Stock or a combination of shares and cash. Vesting of restricted stock and RSU awards may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. A recipient of restricted stock will have the rights of a shareholder during the restriction period, including the right to be credited with any dividends, which shall be subject to the same restrictions as the underlying share of restricted stock. A recipient of RSUs will have none of the rights of a shareholder unless and until shares are actually delivered to the participant. Upon termination of employment or a period of service, or failure to satisfy other vesting or performance conditions, a participant’s unvested shares of restricted stock and unvested RSUs are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.

Performance units, performance shares, PSUs and MSUs granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Compensation Committee at the time of grant. A performance share has an initial value equal to the fair market value of one share of our Common Stock on the date of grant. Whether a performance unit, performance share, PSU or MSU award will actually result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Compensation Committee are satisfied. After a performance unit, performance share, PSU or MSU award has vested, the participant will be entitled to receive a payout of cash, shares of our Common Stock or a combination of cash and such shares, as determined by the Compensation Committee. A participant’s award agreement describes the terms and conditions of the award, including the effect of a termination of employment on the participant’s performance unit, performance share, PSU or MSU award.

The number of shares of incentive stock and/or incentive units granted to a participant will be determined by the Compensation Committee, but no participant may be granted more than 2,000,000 shares subject to awards in any year.

Incentive stock and/or incentive unit awards may be conditioned on the achievement of objectively determinable performance goals based on any combination of one or more of the performance measures listed below, determined in relation to the Company or our affiliates or any business unit of either or in comparison to a designated group of other companies or index:

• Net income	• Cash flow
• Earnings before income taxes	• Return on assets
• Earnings per share	• Pretax operating income
• Return on shareholders’ equity	• Customer satisfaction
• Expense management	• Provider satisfaction
• Ratio of claims to revenues	• Employee satisfaction
• Revenue growth	• Quality of networks
• Earnings growth	• Strategic innovation
• Profitability of an identifiable business unit or product	• Net economic profit (operating earnings minus a charge for capital)
• Total shareholder return

The Compensation Committee will determine whether the performance goals that have been chosen for a particular performance-based award have been met. The Compensation Committee may, in its discretion, adjust downwards but not upwards amounts payable or benefits granted, issued, retained or vested under a performance-based award described above.

SARs

SARs may be granted under the 2010 Stock Plan alone or in tandem with specific stock options granted under the 2010 Stock Plan. SARs are awards that, upon their exercise, give a participant the right to receive from us an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of our Common Stock on the exercise date above the exercise price of the SAR. The exercise price of a SAR cannot be less than 100% of the fair market value of our Common Stock on the grant date of such SAR. A SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms and conditions established by the Compensation Committee, subject to a maximum term of 10 years following the grant date. However, a SAR granted in tandem with a stock option will be exercisable and terminate when the related stock option is exercisable and terminates. Such a stock option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, a SAR will not be exercisable to the extent that the related stock option is exercised. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted SARs covering more than 2,000,000 shares of our Common Stock in any year.

Stock Options

A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price, subject to the other terms and conditions specified in the award agreement and the 2010 Stock Plan. Stock options granted under the 2010 Stock Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Code, or stock options other than incentive stock options (referred to as “nonqualified stock options”), as determined by the Compensation Committee and stated in the award agreement. The number of shares covered by each stock option award will be determined by the Compensation Committee, but no participant may be granted stock options

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for more than 2,000,000 shares of our Common Stock in any year. The exercise price of each stock option is determined by the Compensation Committee but cannot be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value of our Common Stock is generally determined as the closing price of our Common Stock on the NYSE on the grant date. Stock options granted under the 2010 Stock Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with us or one of our subsidiaries will have an exercise price that is intended to preserve the economic value of the award that is replaced. The exercise price of any stock options granted under the 2010 Stock Plan may be paid in cash, shares of our Common Stock already owned by the option holder or any other method that may be approved by the Compensation Committee, such as a cashless broker-assisted exercise that complies with law.

Stock options will become exercisable and expire at the times and on the terms and conditions established by the Compensation Committee, subject to a maximum term of 10 years following the grant date. Stock options generally terminate 90 days after the holder’s employment or service with Aetna or one of our affiliates terminates.

Other Stock-Based Awards

Under the 2010 Stock Plan, the Compensation Committee may grant to participants other stock-based awards which are valued in whole or in part by reference to, or otherwise based on, shares of our Common Stock. The form of any other stock-based awards will be determined by the Compensation Committee, and may include a grant or sale of unrestricted shares of Common Stock. The number of shares of our Common Stock related to any other stock-based award will be determined by the Compensation Committee. Other stock-based awards may be paid in shares of our Common Stock or cash, according to the award agreement. The terms and conditions of the award, including vesting provisions and the effect of a termination of employment or service on the award, will be established by the Compensation Committee at the time of grant.

Dividend Equivalents

The Compensation Committee may provide for the crediting of dividends or dividend equivalents with respect to equity awards, such as RSUs, that have not vested or been issued. However, such dividends or dividend equivalents will generally be subject to the same terms and conditions as the underlying award, and will in no event pay out on unvested awards. Neither SARs nor stock options will be eligible for dividends or dividend equivalents.

Transferability of Awards

Awards under the 2010 Stock Plan generally may not be sold, assigned or otherwise transferred except by will or the laws of descent and distribution. The Compensation Committee may permit awards to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of such immediate family members on such terms and conditions as the Committee shall determine.

Adjustment for Corporate Transactions

In the event of any corporate event or transaction, such as an extraordinary stock dividend, stock split, recapitalization, reorganization, merger, combination, consolidation or spin-off, in order to prevent dilution or enlargement of participants’ rights under the 2010 Stock Plan, the Compensation Committee will substitute or adjust the number, class and kind of securities that can be delivered under the 2010 Stock Plan and outstanding awards, the 2010 Stock Plan’s limits on the number of shares that can be subject to awards granted to a single participant during a single fiscal year, and the price, as applicable, of securities subject to awards outstanding under the 2010 Stock Plan.

Tax Withholding Obligations

The 2010 Stock Plan authorizes the Company to withhold all applicable taxes from any award or payment under the 2010 Stock Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

Certain United States Federal Income Tax Consequences

The following is a brief summary of certain significant United States federal income tax consequences under the Code, as in effect on the date of this summary, applicable to us and participants in connection with awards under the 2010 Stock Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “we,” “us,” “our” and the “Company” in this summary of tax consequences mean Aetna Inc., or any subsidiary or affiliate of Aetna Inc. that employs or receives the services of a recipient of an award under the 2010 Stock Plan, as the case may be.

A recipient of shares of restricted stock will not recognize any taxable income upon the award of shares of restricted stock which are not transferable or are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the recipient. Generally, the recipient will recognize taxable ordinary income when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse.

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However, a recipient may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of our Common Stock subject to the award on the date of the award. If a recipient makes such an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the recipient will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. In addition, if the election is made, the recipient will not be allowed a deduction for amounts subsequently required to be returned to the Company.

The granting of RSUs does not result in taxable income to the recipient of a RSU or a tax deduction for the Company. The amount of cash received or the then-current fair market value of our Common Stock received upon vesting of the RSU is taxable to the recipient as ordinary income and deductible by the Company in the year of receipt of the cash or Common Stock, subject to the limitations of Section 162(m)(6) of the Code.

The granting of incentive stock and/or incentive unit awards subject to performance conditions, including PSUs, MSUs, performance shares and other stock-based awards, generally should not result in the recognition of taxable income by the recipient or a tax deduction by us. The payment or settlement of a PSU, MSU, performance share or other stock-based award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares of our Common Stock received, and a corresponding tax deduction by the Company. Section 162(m)(6) of the Code limits our tax deduction to the first $500,000 of earned compensation regardless of whether or not that compensation is performance-based. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the recipient and the Company will be similar to the tax consequences of restricted stock awards previously described. If the award consists of unrestricted shares of our Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we will be entitled to a corresponding tax deduction, subject to the limitations of Section 162(m)(6) of the Code.

The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any Common Stock received as of the exercise date are taxable to the recipient as ordinary income and deductible by the Company, subject to the limitations of Section 162(m)(6) of the Code.

The grant of stock options under the 2010 Stock Plan will not, in itself, result in taxable income to the recipient of the stock option or an income tax deduction for us. However, our transfer of Common Stock to a stock option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for us depending upon whether such option is a nonqualified stock option or an incentive stock option and subject to the limitations of Section 162(m)(6) of the Code.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of our Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid, subject to the limitations of Section 162(m)(6) of the Code. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time the participant disposes of the shares (long term capital gain if the holding period of such shares of Common Stock is more than one year) and has no impact on the Company.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the option holder will be taxed as if nonqualified stock options were granted. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder, subject to the limitations of Section 162(m)(6) of the Code. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2010 Stock Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the recipient holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and we would be denied a tax deduction for the excess parachute payment.

Equity compensation awards to be granted in the future to the Company’s current and future eligible employees under the 2010 Stock Plan cannot be determined at this time, as actual awards will be based on the discretion of the Compensation Committee. For an understanding of the equity compensation

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awards made in the past under the 2010 Stock Plan and the 2000 Stock Plan, see the 2012 Grants of Plan-Based Awards table and the Outstanding Equity Awards at 2012 Fiscal Year-End table beginning on page 48.

Approval of the Amendment requires (a) a majority of the votes cast on the Amendment to be “FOR” the Amendment and (b) the total number of votes cast on the Amendment to be a majority of the shares of Common Stock outstanding at the Record Date. The Board recommends a vote FOR the approval of the Amendment. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the Amendment.

IV.    APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON A NON-BINDING ADVISORY BASIS

In accordance with Section 14A of the Securities Exchange Act (15 U.S.C. 78n-l) (“Section 14A”), Aetna is providing shareholders with the opportunity to cast a non-binding advisory vote on the fiscal 2012 compensation of our NEOs (sometimes referred to as “say-on-pay”). This vote is not intended to address any specific item of compensation, but rather the overall compensation for our NEOs and our compensation philosophy, policies and practices as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the shareholders of Aetna Inc. (“Aetna”) hereby approve, on an advisory basis, the compensation paid to Aetna’s Named Executive Officers, as disclosed in Aetna’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.”

As described in detail under “Compensation Discussion and Analysis” and “Executive Compensation” our compensation programs are designed to motivate our executives to manage and grow a successful company. If fully earned based on the achievement of performance goals, equity compensation in the form of PSUs that are subject to performance-based vesting and MSUs, the number of which is determined by our stock price performance, are the largest component of executive compensation. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards) and long-term incentives (including PSUs and MSUs) and share ownership guidelines, rewards sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, the accompanying compensation tables, and the related narrative disclosure.

This advisory vote is non-binding. The Compensation Committee, which is comprised solely of independent Directors, and the Board value the opinions of all of our shareholders and expect to take into account the outcome of this vote when considering future executive compensation decisions for our NEOs.

The affirmative vote of a majority of the votes cast is required for the non-binding advisory vote on executive compensation to be considered approved. The Board recommends a vote FOR the approval, on an advisory basis, of the proposed resolution on the compensation of Aetna’s Named Executive Officers. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval, on an advisory basis, of such compensation.

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V.    SHAREHOLDER PROPOSALS

Proposal 1   Independent Board Chair

The Comptroller of the City of New York, John C. Liu, as the custodian and a trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System, Municipal Building, One Centre Street, Room 629, New York, NY 10007 (owner of Common Stock valued in excess of $2,000), has advised Aetna that he plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

Independent Board Chair

RESOLVED: Shareholders of Aetna Inc. request that the Board of Directors adopt a policy that the Chair of the Board shall be an independent director who is not a current or former employee of the company, and whose only nontrivial professional, familial or financial connection to the corporation or its CEO is the directorship. The policy should be implemented so as not to violate existing agreements and should allow for departure under extraordinary circumstances such as the unexpected resignation of the chair.

Supporting Statement

The role of the CEO is to run the company. The role of the board of directors is to provide independent oversight of management and the CEO.

At present, Aetna’s CEO also serves as chairman of the board, a conflict of interest that we believe can result in excessive management influence on the board and weaken the board’s independent oversight of management. The consequences can include higher executive compensation, lower shareholder returns, more aggressive risk-taking, and ultimately less sustainable companies.

We believe Aetna’s acquisition (pending as of November 2012) and integration of Coventry Health Care and the more than 10-year average tenure of its independent directors underscore the need for an independent chairman. In addition, we share the independent board oversight concerns raised by some shareholders in connection with Aetna’s questionable political spending and transparency (see http://www.pionline.com/article/20120830/DAILYREG/120839992).

We note that voting shareholders cast the majority of their shares for a proposal requesting an independent chairman at Aetna’s 2011 annual meeting. The board subsequently expanded the duties of the Presiding Director and changed the name of the role to Lead Director. But a lead director is not an independent chairman, who sets the agenda and committee assignments and presides over meetings.

According to a June 2012 study of 180 North American companies with market capitalization over $20 billion (“The Costs of a Combined Chair/CEO,” GMI Ratings), shareholders pay out more when there is a non-independent chair at the helm. The median total compensation paid to a combined chair/CEO was $16.1 million, 73% more than the $9.3 million paid in total to the positions of CEO and an independent chair.

Companies with a separate chair (independent or non-independent) and CEO also appear to perform better and to be more sustainable over the longer term, according to the GMI study. The 5-year total shareholder return was found to be 28% higher, and the GMI risk ratings lower, at these companies.

Board leadership structure in the U.S. is trending towards an independent chair. Twenty-one percent of S&P 500 companies now have an independent chair compared to 9% in 2003 (Spencer Stuart Board Index). Approximately 73% of directors on boards with an independent chair believe that their companies benefited from the split (Survey, 2008 Public US National Association of Corporate Directors) and more than 88% of senior financial executives believe the positions should be separated (Grant Thornton, 2009 Survey).

We urge shareholders to support this proposal for an independent chairman.

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

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Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2013 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that the decision of who should serve as Chairman is the responsibility of the Board and that the Board should not be constrained by a requirement that the position of Chairman be limited to a director who has not previously served as an executive officer. The Company’s existing governance structure allows the Board flexibility to make changes in the Company’s leadership structure if and when the Board believes that such actions are in the best interests of the Company and its shareholders. Currently, the Board believes that the Company and its shareholders are best served by a flexible policy that permits but does not require the same individual to serve as Chairman and Chief Executive Officer. A policy that would restrict the Board’s discretion in selecting the Chairman would deprive the Board of the opportunity to select the most qualified and appropriate individual to lead the Board as Chairman. There is simply no benefit to limiting the Board’s discretion to choose the best candidate.

The Board, with the assistance of the Nominating Committee (which consists solely of independent Directors), regularly reviews the leadership structure of the Company, including whether the position of Chairman should be held by an independent Director. The Board has given careful consideration to separating the roles of Chairman and CEO and has determined that the Company’s shareholders are currently best served by having Mr. Bertolini serve as both Chairman and CEO. Mr. Bertolini is a highly effective leader of the Board and an effective bridge between the Board and management, and will continue to provide critical leadership for carrying out the Company’s strategic initiatives and confronting its challenges.

Following its 2011 annual meeting, in which shareholders voted on a similar proposal, the Company reached out to many of its largest shareholders to discuss this issue. As a result of these discussions, the Company revised its Corporate Governance Guidelines to expand the role of Presiding Director and change the role to Lead Director. As presently structured, the Lead Director’s duties include the following:

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presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-management directors;

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approving meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items;

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approving information sent to the Board;

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having authority to call special meetings of the Board (including meetings of the non-management or independent Directors); and

•

making himself or herself available, as appropriate, for consultation and direct communication upon the reasonable request of a major shareholder.

In addition, the Board has taken several other steps to ensure that it effectively carries out its responsibility for the independent oversight of management. Executive sessions of nonmanagement Directors are scheduled as part of every regularly scheduled Board meeting, without management present, to discuss certain Board policies, processes and practices, the performance and proposed performance-based compensation of the Chief Executive Officer, management succession and other matters relating to the Company and the functioning of the Board. It should also be noted that out of the 12 Directors standing for election, only Mr. Bertolini is a member of management, and that the Audit, Nominating and Compensation Committees are comprised entirely of independent Directors.

Shareholders wishing to make their concerns known to Aetna’s independent or nonmanagement Directors or to send communications to the entire Board may contact the Lead Director as described in “Communications with the Board” in the “Governance of the Company” section of this Proxy Statement.

In summary, the Board opposes this proposal because it would eliminate the Board’s ability to exercise its business judgment with respect to selecting the best person to serve as the Company’s Chairman, and because it believes that the Company and management already receive substantial oversight from our Lead Director and other independent Directors; and because of the strength of our corporate governance practices.

For these reasons, the Board believes that this proposal is not in the best interests of the Company or its shareholders.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

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Proposal 2  Simple Majority Vote Right

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 (owner of Common Stock valued in excess of $2,000), has advised Aetna that he plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

Proposal 2 - Simple Majority Vote Right

RESOLVED, Shareholders request that our board take the steps necessary so that each voting requirement in our charter and bylaws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Supporting Statement

Shareowners are willing to pay a premium for shares of corporations that have excellent corporate governance. Supermajority voting requirements have been found to be one of six entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. The proponents of these proposals included James McRitchie and Ray T. Chevedden. Currently a 1%-minority can frustrate the will of our 66%-shareholder majority that seeks to improve to our corporate governance. Supermajority requirements are arguably most often used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal should also be evaluated in the context of our Company’s overall corporate governance as reported in 2012:

GMI/The Corporate Library, an independent investment research firm, rated our company “D” with “High Governance Risk.” Also “High Concern” in our director’s qualifications and “Concern” in Executive Pay -$10 million for our CEO Mark Bertolini.

Performance stock units (PSU) for our highest paid executives were based on annual operating earnings per share, the same goal already triggering other executive pay. Since Mr. Bertolini’s equity pay was 7-times his salary, his stock ownership requirement of only 5-times his salary was too low. Our CEO also gained $6 million from exercising 200,000 options. Mr. Bertolini had a potential entitlement to $35 million for his termination if without cause or for good reason.

Directors Joseph Newhouse, Betsy Cohen and Barbara Franklin were each over age 70 and each had 11 to 19 years long-tenure. Jeffrey Garten and Ellen Hancock each had 12 to 17 years long-tenure. Director independence erodes after 10-years. GMI said long-tenured directors could form relationships that may hinder their ability to provide effective oversight. A more independent perspective would be a priceless asset for our directors.

Jeffrey Garten even had involvement with the bankruptcy of the Calpine Corporation on his resume and was apparently deemed qualified to sit on our executive pay committee. Molly Coye received by far our highest negative votes - in double-digits. Meanwhile 5 directors showed us that they could keep their negative votes below 2%.

Please vote to protect shareholder value:

Simple Majority Vote Right- Proposal 2

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2013 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board recommends that shareholders vote against this proposal because it believes that adopting this proposal is unnecessary, would not enhance shareholder value and, therefore, is not in the best interest of the Company or its shareholders.

Under the Company’s existing Articles of Incorporation and By-Laws (collectively, the “Governance Documents”), a voting standard requiring the approval of a majority of votes cast at a meeting already applies to the election of Directors in an uncontested director election. Certain matters, such as the approval of a consolidation or merger, are subject to a majority of votes outstanding standard, and for a limited number of fundamental matters, such as calling a special meeting of shareholders and certain amendments to the Governance Documents, a supermajority vote of the outstanding shares (66 2/3%) is required.

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Pennsylvania’s Business Corporation Law specifically permits supermajority voting requirements, and a number of publicly-traded companies have adopted these provisions to preserve and maximize long-term value for all shareholders. The Company does not believe it should amend all applicable provisions of the Governance Documents to provide for a majority of votes cast standard for all matters that shareholders vote on because, with that standard, the holders of a minority of the outstanding shares would have the ability to adopt significant changes to the corporate governance of the Company or approve extraordinary transactions that may not be in the best interest of a majority of all shareholders or the Company. The Board believes that extraordinary transactions and fundamental corporate governance changes should have the support of a broader consensus of the Company’s shareholders than a simple majority of the shares present and voting at a meeting.

In addition, the Board is subject to fiduciary duties under the law to act in a manner that it believes to be in the best interests of the Company and its shareholders. The Board believes that the more meaningful supermajority voting requirements are appropriate for issues that would have a significant or long-lasting impact on the Company. Shareholders, on the other hand, do not have the same fiduciary duties as Directors. Applying a majority of votes cast voting standard to all issues could result in short-term shareholders acting in their own self-interest to the detriment of other shareholders. We believe our current voting standards help guard against that risk.

The corporate governance concerns raised by the proponent are not accurately stated. The proponent relies on an article written by Harvard Law School professors to support his contention that supermajority voting standards are negatively related to company performance. However, the article cited by the proponent specifically refers to other factors such as staggered boards of directors and poison pills, in addition to supermajority voting requirements. Our Company does not have a staggered Board of Directors and does not have a poison pill. Consequently, the article cited by the proponent is not fully on point. In addition, the proponent unequivocally states that the Company received a “D” rating with a “High Governance Risk” from “GMI/The Corporate Library”. In fact, in the August 2012 GMI Report, the Company’s overall GMI rating was 9.5 out of 10 and its rating for shareholder rights was 10 out of 10. According to GMI, a rating of 9.0 or higher is considered to be “well above average”. The proponent also indicates that the Company’s executive compensation practices raise concerns, yet the shareholder advisory vote on executive compensation at the Company’s 2012 annual meeting received the approval of 93% of the shares that were voted.

Shareholder approval of this proposal would not in itself change the current voting standards. Under the Governance Documents, in order to revise the current standards, the Board must first authorize amendments to the Company’s Governance Documents. Shareholders would then have to approve the amendments with an affirmative vote of not less than a majority of the outstanding shares or 66 2/3% of the outstanding shares of the Company, depending on the provision changed in the Governance Documents.

The Board does respect that shareholders may have differing views on whether a particular provision in the Governance Documents is important enough as a governance matter to merit a voting standard greater than a majority of votes cast. Further, the Board acknowledges that certain aspects of this proposal merit further consideration by the Board. However, the Board opposes the proposal as drafted because its sweeping “one-size-fits-all” voting standard, requiring a single voting standard for all matters, deprives shareholders and the Board of the ability to thoughtfully assess and choose the appropriate voting standard applicable for each provision.

For these reasons, the Board opposes this proposal and recommends a vote against the proposal.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

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Proposal 3  Political Contributions – Board Oversight

The Unitarian Universalist Association of Congregations, 75 Beacon Street, Boston, MA 02108 (owner of Common Stock valued in excess of $2,000), has advised Aetna that it plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

Political Contributions – Board Oversight

RESOLVED, that shareholders of Aetna, Inc. (“Aetna”) request that the Board of Directors amend Aetna’s Political Contributions Policy (the “Policy”) to include the following provisions regarding Board oversight of Aetna’s political expenditures:

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Assign to the Board responsibility for (a) formulating and revising the Policy and (b) establishing the parameters of Aetna’s commitment to publicly disclose political expenditures (in addition to legal disclosure requirements);

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Assign to the Audit Committee responsibility for analyzing and reporting to the full Board annually on (a) compliance with the Policy; and (b) the risks associated with Aetna’s political activities, including those undertaken through politically active intermediaries such as trade associations and social welfare organizations (“Intermediaries”); and

•

Establish specific criteria tailored to analyzing whether to make payments to Intermediaries for political purposes, requiring articulation of the business rationale for each payment and consideration of the use(s) to which the funds will be put by the Intermediary.

Supporting Statement

Robust board oversight is necessary to ensure that corporate political expenditures are in the best interests of companies and their shareholders. Without such oversight, corporate funds can be used to pursue private managerial preferences or activities that are not aligned with a company’s business strategy or values. The risk of such misalignment is heightened when funds are contributed to an organization that a company does not control, such as a trade association or social welfare organization.

In our view, Aetna’s Policy does not provide for strong board oversight of corporate political expenditures. It states vaguely that “[a]ll corporate political contributions shall promote the interests of the company and will be made without regard for the private political preferences of company directors or officers.” It does not set forth any other criteria to be used in deciding whether to make payments, describe the payments Aetna is committed to disclosing publicly, or define the respective roles of management and the Board.

Instead, the Policy incorporates by reference Aetna’s annual Political Contributions and Related Activity Report (the “Report”), which is prepared by Aetna’s Government Affairs personnel. The Report sets forth criteria directed at candidate contributions (but not payments to Intermediaries) and describes the Audit Committee’s role in reviewing contributions. We believe that it is inappropriate for the Board to delegate these important matters to management and that Aetna’s board should take the lead in setting company policy.

Strong board oversight is particularly important at Aetna, which disclosed that it gave $4,000,000 to the US Chamber of Commerce for unspecified “voter education initiatives” and $3,000,000 to the American Action Network, a social welfare organization that sponsors ads regarding political candidates, in 2011. The “voter education” initiatives described on the Chamber’s website consisted of attack ads aimed at specific candidates. (http://www.uschamber.com/press/releases/2012/july/us-chamber-launches-new-voter-education-campaign-five-senate-battleground-r; see also http://www.washingtonpost.com/business/economy/for-chamber-of-commerce-election-was-a-money-loser/2012/11/07/ce32327c-2920-11e2-96b6-8e6a7524553f_story.html) It is not clear how such efforts, which attracted significant controversy, are in Aetna’s best interests.

We urge shareholders to vote for this proposal.

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2013 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Company is an active participant in the political process at all levels of government and seeks to promote political interests that are aligned with the business interests of the Company, its shareholders and its members. Given the importance of this issue to the Company, the Company recently expanded the information available on its website about its policies and procedures regarding political contributions and the related oversight of those activities. This information can be found at http://www.aetna.com/about-aetna-insurance/initiatives/political-action-committee.html. In addition, as it has done for many years, the Company annually publishes a Political Contributions and Related Activity Report with extensive information about its political contributions. Our 2011 and past reports are available on our website http://www.aetna.com/about-aetna-insurance/

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document-library/pac/2011-Aetna-PAC-annual-report.pdf. The 2012 report will become available after it has been reviewed and approved by the Audit Committee.

The Company complies fully with all state and federal laws concerning the disclosure of its political and lobbying activity. In addition, it makes available additional information beyond that required by current laws and regulations. The 2012 Center of Political Accountability CPA-Zicklin Index of Corporate Political Accountability and Disclosure (“Zicklin Index”) ranked Aetna 15th among the top 200 companies in the S&P 500 Index (measured by market capitalization), ahead of all of its managed healthcare competitors. The Zicklin Index is intended to provide a comprehensive portrait of disclosure practices of the largest U.S. public companies.

The proposal asks that the Board amend its political contributions policy to include provisions regarding Board oversight of the Company’s political expenditures. We do not believe such an amendment is necessary because the Board (acting on its own or through the Audit Committee) already oversees the Company’s political expenditures. As outlined in more detail on our political contributions website, the Board currently has a robust oversight role over the Company’s political contributions, policies and practices. Among other activities, the Board reviews the Company’s list of government affairs priorities, reviews the Company’s Political Contributions and Related Activities Report and oversees compliance with political contribution policy and process. In addition, given the importance of public policy to our business, management regularly discusses public policy issues and related political activities with the Board. The Board fully expects to continue this oversight of public policy matters.

At our 2012 annual meeting, a shareholder proposal related to political contribution disclosure practices was presented to our shareholders, and 89.98% of the votes cast at that meeting were voted against the proposal, reflecting our shareholders’ agreement that our current disclosure practices meet or exceed their expectations.

In summary, the Board opposes this proposal because the Board believes it already complies with much of what has been requested in the proposal and that the additional activities requested are not warranted at this time.

For these reasons, the Board opposes this proposal and recommends a vote against the proposal.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

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ADDITIONAL INFORMATION

Contact Information

If you have questions or need more information about the Annual Meeting, write to:

Office of the Corporate Secretary

Aetna Inc.

151 Farmington Avenue, RW61

Hartford, CT 06156

or email us at shareholderrelations@aetna.com.

For information about your record holdings or Computershare Investment Plan account, call Computershare Trust Company, N.A. at 1-800-446-2617 or access your account via the Internet at www.computershare.com/investor. We also invite you to visit Aetna’s website at www.aetna.com. Website addresses are included for reference only. The information contained on websites referred to in this Proxy Statement (other than Aetna’s website to the extent specifically referred to herein as required by the SEC’s rules) is not part of this proxy solicitation and is not incorporated by reference into this Proxy Statement or any other proxy materials.

Financial Statements

The 2012 Aetna Annual Report, Financial Report to Shareholders (the “Annual Report”) includes the Report of Independent Registered Public Accounting Firm, which includes an opinion on the Company’s consolidated financial statements as of December 31, 2012 and 2011 and for each of the three years in the three-year period ending December 31, 2012, as well as an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012. The Annual Report also contains Management’s Discussion and Analysis of Financial Condition and Results of Operations together with the Consolidated Financial Statements and related Notes as of December 31, 2012 and 2011 and for each of the three years in the three-year period ending December 31, 2012. Other information provided in the Annual Report includes Management’s Report on Internal Control Over Financial Reporting, Selected Financial Data for the most recent five years, Quarterly Financial Data for 2012 and 2011 and a Corporate Performance Graph.

SEC Form 10-K

Shareholders may obtain a copy of Aetna’s 2012 Annual Report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, without charge by calling 1-800-237-4273, by visiting Aetna’s website at www.aetna.com or by mailing a written request to Judith H. Jones, Aetna’s Corporate Secretary, at 151 Farmington Avenue, RW61, Hartford, CT 06156.

By order of the Board of Directors,

Judith H. Jones
Vice President and Corporate Secretary

April 5, 2013

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ADMISSION AND TICKET REQUEST PROCEDURE

Admission

Admission is limited to shareholders of record at the close of business on March 15, 2013, or one individual designated as a shareholder’s authorized proxy holder or one representative designated in writing to present a shareholder proposal. In each case, the individual must have an admission ticket and valid government issued photo identification (e.g., a driver’s license or a passport) to be admitted to the Annual Meeting.

Ticket Request Deadline

Ticket requests must include all information specified in the applicable table below and be submitted in writing and received by Aetna on or before May 10, 2013. No requests will be processed after that date.

To Submit a Request

Submit ticket requests by mail to Office of the Corporate Secretary, 151 Farmington Avenue, RW61, Hartford, CT 06156 or by facsimile to 860-293-1361. Ticket requests will not be accepted by telephone or e-mail.

Authorized Proxy Representative

A shareholder may appoint a representative to attend the Annual Meeting and/or vote on his/her behalf. The admission ticket must be requested by the shareholder but will be issued in the name of the authorized representative. Individuals holding admission tickets that are not issued in their name will not be admitted to the Annual Meeting. The shareholder information specified below and a written proxy authorization must accompany the ticket request.

Proponent of a Shareholder Proposal

For each shareholder proposal included in this Proxy Statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. One admission ticket will be issued for the designated representative.

Registered Shareholders For ownership verification provide:	Beneficial Holders For ownership verification provide one of the following:	401(k) Holders For ownership verification provide:

Option A

•

Name(s) of shareholder;

•

Address;

•

Phone number; and

•

Shareholder account number or social security number

Option B

•

A copy of your proxy card or notice showing shareholder name and address

Also include:

•

Name of authorized proxy representative, if applicable

•

Address where ticket should be mailed

•

A copy of your March 2013 brokerage account statement showing Aetna share ownership as of the record date (3/15/13); or

•

A letter from your broker, bank or other nominee verifying your record date (3/15/13) ownership; or

•

A copy of your brokerage account voting instruction card showing shareholder name and address

Also include:

•

Name of authorized proxy representative, if applicable

•

Address where ticket should be mailed and phone number

• Name; • Address; and • Phone number Also include: • Address where ticket should be mailed

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ANNEX A

Reconciliation of Certain Amounts to the Most Directly Comparable GAAP Measure

Operating earnings and operating earnings per share exclude from net income net realized capital gains and losses and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. Although the excluded items may recur, management believes that operating earnings and operating earnings per share provide a more useful comparison of Aetna’s underlying business performance from period to period. Management uses operating earnings to assess business performance and to make decisions regarding Aetna’s operations and allocation of resources among Aetna’s businesses. Operating earnings is also the measure reported to the Chief Executive Officer for these purposes. Refer below for a reconciliation of operating earnings and operating earnings per share to the most directly comparable Generally Accepted Accounting Principles (“GAAP”) measure.

In order to provide useful information regarding Aetna’s profitability on a basis comparable to others in the industry, without regard to financing decisions, income taxes or amortization of other acquired intangible assets (each of which may vary for reasons not directly related to the performance of the underlying business), Aetna’s pretax operating margin is based on operating earnings excluding interest expense, income taxes and amortization of other acquired intangible assets. Management also uses pretax operating margin to assess Aetna’s performance, including performance versus competitors.

The following is a reconciliation of operating earnings, operating earnings per share and pre-tax operating margin to the most directly comparable GAAP measure for 2012:

(Millions)		Year Ended 2012
Reconciliation to Income Before Income Taxes
Operating earnings before income taxes, excluding interest expense and amortization of other acquired intangible assets	(A)	$3,104.6
Interest expense*		(251.4)
Amortization of other acquired intangible assets		(142.0)
Litigation-related settlement		(120.0)
Transaction and integration-related costs		(32.6)
Loss on early extinguishment of long-term debt		(84.9)
Severance charge		(37.0)
Net realized capital gains		108.7
Income before income taxes (GAAP measure)		$2,545.4
Reconciliation to Net Income
Operating earnings	(B)	$1,769.6
Litigation-related settlement, net of tax		(78.0)
Transaction and integration-related costs, net of tax		(25.4)
Loss on early extinguishment of long-term debt, net of tax		(55.2)
Severance charge, net of tax		(24.1)
Net realized capital gains, net of tax		71.0
Net income (GAAP measure)	(C)	$1,657.9
Reconciliation of Revenue
Adjusted Revenue (excludes net realized capital gains and other items)	(D)	$35,544.8
Group annuity contract conversion premium		941.4
Interest income on proceeds of transaction-related debt		1.0
Net realized capital gains		108.7
Total revenue (GAAP measure)	(E)	$36,595.9

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Operating Margin
Pretax operating margin	(A)/(D)	8.7%
After-tax net income margin (GAAP measure)	(C)/(E)	4.5%

*Interest expense of $163.4 million ($251.4 million pretax) for the year ended December 31, 2012 excludes costs associated with the bridge credit agreement executed in connection with the proposed acquisition of Coventry Health Care, Inc. Those costs are presented within transaction and integration-related costs.

Operating Earnings Per Share
Weighted-average common shares - diluted (millions)	(F)	345.0
Operating earnings per share	(B)/(F)	$5.13
Net income per share (GAAP measure)	(C)/(F)	$4.81

Under the Annual Bonus Plan (“ABP”), bonus pool funding is determined by the Committee on Compensation and Organization using non-GAAP metrics to measure actual performance. The following is a reconciliation of the actual performance metrics used in determining the bonus pool funding to the most directly comparable GAAP measure for 2012:

(Millions)	Year Ended 2012
Health care premium	$28,872.0
Other premiums	1,902.0
Group annuity contract conversion premium	941.4
Fees and other revenue	3,853.5
Total premiums and fees and other revenue	35,568.9
Less: health care costs	23,728.9
Less: current and future benefits	2,008.1
Less: benefit expense on group annuity contract conversion	941.4
Total underwriting margin (GAAP measure)	8,890.5
Less: fees and other revenue	3,853.5
Risk underwriting margin	$5,037.0
Year Ended 2012
Adjusted operating earnings per share, excluding pension expense	$5.13
Add: pension expense**	-
Operating earnings per share	5.13
Litigation-related settlement, net of tax	(.23)
Transaction and integration-related costs, net of tax	(.07)
Loss on early extinguishment of long-term debt, net of tax	(.16)
Severance charge, net of tax	(.07)
Net realized capital gains, net of tax	.21
Net income (GAAP measure)	$4.81
**Rounds to zero.
(Millions)		Year Ended 2012
Operating expenses, excluding certain performance-based compensation expenses, selling expense and other items	(G)	$5,464.7
Performance-based compensation expense		133.0
Selling expenses		1,105.5
Litigation-related settlement		120.0
Transaction and integration-related costs		16.2
Severance charge		37.0
Total operating expenses (GAAP measure)	(H)	$6,876.4
G&A as a % of Revenue	(G)/(D)	15.38%
Total operating expense ratio (GAAP measure)	(H)/(E)	18.8%

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ANNEX B

Amended Aetna Inc. 2010 Stock Incentive Plan As Amended May 17, 2013

Section 1.    Purpose.

The purposes of this Plan are to promote the interests of the Company and its shareholders and align the interests of shareholders and Participants by:

(i)

motivating Participants through Awards tied to total return to shareholders (i.e., stock price appreciation and dividends);

(ii)

attracting and retaining high performing individuals as Participants;

(iii)

enabling Participants to acquire additional equity interests in the Company; and

(iv)

providing compensation opportunities dependent upon the Company’s performance relative to its competitors and changes in its own performance over time.

Section 2.    Definitions.

“AFFILIATE” shall mean any corporation or other entity (other than the Company or one of its Subsidiaries) in which the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

“AWARD” shall mean a grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in Section 12(b).

“BOARD” shall mean the Board of Directors of the Company.

“CAUSE” shall mean (i) the willful failure by the Participant to perform substantially the Participant’s duties as an employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant, (ii) the Participant’s engagement in serious misconduct that is injurious to the Company, any Subsidiary or any Affiliate, (iii) the Participant’s conviction of, or entrance of a plea of nolo contendere to, a crime that constitutes a felony, (iv) the breach by the Participant of any written covenant or agreement not to compete with the Company, any Subsidiary or any Affiliate or (v) the breach by the Participant of his or her duty of loyalty to the Company which shall include, without limitation, (A) any disclosure by the Participant of any confidential information pertaining to the Company, any Subsidiary or any Affiliate, (B) any harmful interference by the Participant in the business or operations of the Company, any Subsidiary or any Affiliate, (C) any attempt by the Participant directly or indirectly to induce any employee, insurance agent, insurance broker or broker-dealer of the Company, any Subsidiary or any Affiliate to be employed or perform services elsewhere, (D) any attempt by the Participant directly or indirectly to solicit the trade of any customer or supplier, or prospective customer or supplier, of the Company or (E) any breach or violation of the Company’s Code of Conduct.

“CODE” shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“COMMITTEE” shall mean a committee of the Board as may be designated by the Board to administer the Plan, which shall consist of at least three directors of the Company chosen by the Board each of whom has satisfied such criteria for independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.

“COMMON STOCK” shall mean the common shares, $.01 par value, of the Company.

“COMPANY” shall mean Aetna Inc., a Pennsylvania corporation.

“ELIGIBLE EMPLOYEE” shall mean each employee of the Company, its Subsidiaries or its Affiliates, but shall not include directors who are not employees of such entities. Any individual the Company designates as, or otherwise determines to be, an independent contractor shall not be considered an Eligible Employee, and such designation or determination shall govern regardless of whether such individual is ultimately determined to be an employee pursuant to the Code or any other applicable law.

“EMPLOYMENT” shall mean, for purposes of determining whether a termination of employment has occurred under the Plan, continuous and regular salaried employment with the Company, a Subsidiary or an Affiliate, which shall include (unless the Committee shall otherwise determine) any period

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of paid time off, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary or Affiliate of the Company. For this purpose, regular salaried employment means scheduled employment of at least 20 hours per week.

“EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“EXECUTIVE OFFICER” shall mean those persons who are officers of the Company within the meaning of Rule 16a-l(f) of the Exchange Act.

“FAIR MARKET VALUE” shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded on such Exchange.

“FUNDAMENTAL CORPORATE EVENT” shall mean any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below fair market value, or other similar event.

“INCENTIVE STOCK” shall mean an Award of Common Stock granted under Section 7 which may become vested and nonforfeitable upon the passage of time and/or the attainment, in whole or in part, of performance objectives determined by the Committee.

“INCENTIVE STOCK OPTION” shall mean an option which is intended to meet the requirements of Section 422 of the Code.

“INCENTIVE UNIT” shall mean an Award of a contractual right granted under Section 7 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which may become vested and nonforfeitable upon either the passage of time and/or the attainment, in whole or in part, of performance objectives determined by the Committee.

“NONSTATUTORY STOCK OPTION” shall mean an Option which is not intended to be an Incentive Stock Option.

“OPTION” shall mean the right granted under Section 5 to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose, and shall include both Incentive Stock Options and Nonstatutory Stock Options.

“OTHER STOCK-BASED AWARD” shall mean any right granted under Section 8.

“PARTICIPANT” shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan and any recipient of a Substitute Award.

“PLAN” shall mean the Aetna Inc. 2010 Stock Incentive Plan, described herein, and as may be amended from time to time.

“RESTRICTED PERIOD” shall mean the period during which a grant of Incentive Stock or Incentive Units is subject to forfeiture.

“SECTION 409A” shall mean Section 409A of the Code and the regulations issued thereunder, as may be amended from time to time.

“STOCK APPRECIATION RIGHT” or “SAR” shall mean a right granted under Section 6.

“SUBSIDIARY” shall mean any entity of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

“SUBSTITUTE AWARD” shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

Section 3.    Administration.

The Plan shall be administered by the Committee. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards, if any, to be granted to an Eligible Employee; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances, cash, Common

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Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan (including authorizing another committee of the Board to designate Participants or make Awards under the Plan within limits prescribed by the Committee).

Except with respect to any action or adjustment taken in connection with a Fundamental Corporate Event, any amendment or action that would, directly or indirectly, reduce the exercise price of any outstanding option or SAR previously granted under the Plan, including through an exchange or cancellation of awards for cash or other awards, shall be subject to the approval of the Company’s shareholders.

Section 4.    Shares Available For Awards.

(a)

Shares Available for Issuance. The maximum number of shares of Common Stock in respect of which Awards may be made under the Plan shall be a total of 15,750,000 22,000,000 shares of Common Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company’s treasury and not reserved for some other purpose. In the event that any Award is paid solely in cash, no shares shall be deducted from the number of shares available for issuance by reason of such Award. Shares of Common Stock subject to Awards that are forfeited, terminated, canceled or settled, in whole or in part, without the delivery of Common Stock under the Plan will again be available for Awards under the Plan, as will shares of Common Stock tendered (either actually or by attestation) to the Company in satisfaction or partial satisfaction of the exercise price of any Award under the Plan, and shares withheld by the Company to pay applicable withholding in accordance with Section 12.

(b)

Adjustment for Corporate Transactions. In the event that the Committee shall determine that any Fundamental Corporate Event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Awards under the Plan, (ii) the number and kinds of shares subject to outstanding Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award; provided, however, that to the extent such an Award constitutes “deferred compensation” within the meaning of Section 409A, no such provision for a cash payment shall change the timing of payment of such Award unless such change is permitted under Section 409A. However, the number of shares subject to any Award shall always be a whole number.

Section 5.    Stock Options.

(a)

Grant. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) subject to Section 5(b), the exercise price of the Option and (iii) the conditions and limitations applicable to the exercise of the Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Options (i) for more than 2,000,000 shares of Common Stock in respect of any year in which the Plan is in effect, as such number may be adjusted pursuant to Section 4(b) or (ii) with a term of exceeding 10 years. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and the regulations thereunder.

(b)

Exercise Price. Except in the case of a Substitute Award, the exercise price of an Option shall not be less than 100% of the Fair Market Value on the date of grant.

(c)

Exercise. Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify at the time of the applicable Award or thereafter. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest or which, in the case of Incentive Stock, are fully vested) either actually or by attestation, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price.

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(d)

Incentive Stock Option Annual Limit. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year (counting Incentive Stock Options under this Plan and under any other stock option plan of the Company or a subsidiary) shall not exceed $100,000. If an Option intended to be an Incentive Stock Option is granted to an Eligible Employee and the Option may not be treated in whole or in part as an Incentive Stock Option pursuant to the $100,000 limitation, the Option shall be treated as an Incentive Stock Option to the extent it may be so treated under the limitation and as a Nonstatutory Stock Option as to the remainder. For purposes of determining whether an Incentive Stock Option would cause the limitation to be exceeded, Incentive Stock Options shall be taken into account in the order granted. The annual limit set forth above shall not apply to Nonstatutory Stock Options.

Section 6.    Stock Appreciation Rights.

(a)

Grant of Stock Appreciation Rights. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Stock Appreciation Rights (i) for more than 2,000,000 shares of Common Stock in respect of any year in which the Plan is in effect, as such number may be adjusted pursuant to Section 4(b), and (ii) with a term exceeding 10 years (or the term of the underlying Incentive Stock Option in the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option). Stock Appreciation Rights granted in tandem with an Option may be granted either at the same time as the Option or at a later time.

(b)

Exercise Price. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted; provided that if a Stock Appreciation Right is granted retroactively in tandem with or in substitution for an Option, the exercise price may be the exercise price of the Option to which it is related.

(c)

Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a change of control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable at the same time or times as the related Option is exercisable.

Section 7.    Incentive Awards.

(a)

Incentive Stock and Incentive Units. Subject to the provisions of the Plan, the Committee shall have the authority to grant time vesting and/or performance vesting Incentive Stock or Incentive Units to any Eligible Employee and to determine (i) the number of shares of Incentive Stock and/or the number of Incentive Units to be granted to each Participant and (ii) the other terms and conditions of such Awards; provided that, to the extent necessary to comply with applicable law, Incentive Stock shall only be awarded to an Eligible Employee who has been employed for such minimum period of time as shall be determined by the Committee. The Restricted Period related to Incentive Stock or Incentive Units shall lapse upon the passage of time and/or the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part. The maximum number of shares of Common Stock that may be subject to any performance-based Awards of Incentive Stock and/or Incentive Units (whether payable in cash or shares) granted to an Executive Officer with respect to any year in which the Plan is in effect shall not exceed 2,000,000 shares, as such number may be adjusted pursuant to Section 4(b). If the award is intended to qualify under Section 162(m) of the Code, the performance objectives with respect to an Award made to an Executive Officer shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company, a Subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on shareholders equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) ratio of claims to revenues; (viii) revenue growth; (ix) earnings growth; (x) total shareholder return; (xi) cash flow; (xii) return on assets; (xiii) pretax operating income; (xiv) net economic profit (operating earnings minus a charge for capital); (xv) customer satisfaction; (xvi) provider satisfaction; (xvii) employee satisfaction; (xviii) quality of networks; (xix) strategic innovation or (xx) any combination of the foregoing.

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Section 8.    Other Stock-Based Awards.

The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 5 through 7 above and (ii) an Award of Common Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 under the Exchange Act and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 9.    Dividends and Dividend Equivalents.

The Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash, Common Stock, securities or other property on a current or deferred basis, including payment contingencies provided, however, in no event shall any such dividend or dividend equivalent become payable prior to the date on which an award is vested in accordance with its terms. The preceding sentence to the contrary not withstanding, no dividends or dividend equivalents will be payable on options or stock appreciation rights.

Section 10.    Stock in Lieu of Cash.

The Committee may grant Awards in lieu of all or a portion of compensation or an Award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company.

Section 11.    Deferral.

The Committee shall have the discretion to determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee. The timing of any elective deferral shall comply with Section 409A. At the time of any automatic or elective deferral, the time and form of payment shall be established consistent with the requirements of Section 409A. If the time or form of payment is not so established, the form of payment shall be a lump sum and the time of payment shall be the date the Participant experiences a “separation from service” within the meaning of Section 409A. Gains from the exercise of Options and Stock Appreciation Rights shall not be eligible for automatic or elective deferral.

Section 12.    General Provisions.

(a)

Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any withholding tax obligations applicable with respect to such Award.

(b)

Award Agreement. Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

(c)

Nontransferability. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees or the Participant’s legal representative.

(d)

No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, any Subsidiary or any Affiliate. Further, the Company and each Subsidiary and Affiliate expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement.

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(e)

No Rights to Awards, No Shareholder Rights. No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

(f)

Applicable Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Connecticut.

(g)

Effective Date. The Plan shall be effective upon approval by the Company’s shareholders.

(h)

Amendment or Termination of Plan. The Board or the Committee may terminate or suspend the Plan at any time, but the termination or suspension will not adversely affect any vested Awards then outstanding under the Plan. No Award may be granted under the Plan after May 21, 2020 or such earlier date as the Plan is terminated by action of the Board or the Committee. The Plan may be amended or terminated at any time by the Board, except that no amendment may be made without shareholder approval if the Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Committee determines that it is desirable to qualify or comply; and, the Committee may amend the term of any Award or Option granted, retroactively or prospectively, but no amendment may adversely affect any vested Award or Option without the holder’s consent.

(i)

Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligations or liability to the Participant with respect to any Award (or stock issuable thereunder) that shall lapse because of such postponement.

(j)

Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

(k)

Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of providing a receipt therefore shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Committee, the Board, the Company and all other parties with respect thereto.

(l)

Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

(m)

Compliance with Section 409A. All Awards granted under the Plan are intended to be either exempt from the requirements of Section 409A or, if not exempt, to satisfy the requirements of Section 409A. The provisions of the Plan and any Awards granted under the Plan shall be construed in a manner consistent with such intent. In addition, notwithstanding any other provision of this Plan or an Award agreement to the contrary, the Company will not pay or accelerate the payment of any amount that constitutes “deferred compensation” within the meaning of Section 409A, in violation of Section 409A. To the extent any amount of “deferred compensation” as defined in Section 409A would otherwise vest and become payable upon a Change in Control or upon a disability, as set forth herein or in an Award Agreement, any such Award may vest but payment shall not be accelerated unless the Change in Control or the disability also satisfies the definition of “change in control” or “disability” as set forth in Section 409A.

Any amount that constitutes “deferred compensation” within the meaning of Section 409A and is payable under the Plan solely by reason of a Participant’s termination of employment shall be payable only if the Participant has experienced a “separation from service” within the meaning of Section 409A, provided that if the Participant is a “specified employee” within the meaning of Section 409A at the time of such separation from service, as determined by the Company in accordance with Section 409A, no payments shall be made before the six-month anniversary of the Participant’s separation from service, at which time all payments that would otherwise have been made during such six-month period shall be paid to the Participant in a lump sum.

AETNA INC. – 2013 Proxy Statement   B-6

Back to Contents

ANNEX C

Directions to InterContinental Tampa in Tampa, Florida

4860 West Kennedy Boulevard

Tampa, Florida 33609

From Tampa International Airport:

1.  Head west

2.  Turn left toward George J. Bean Outbound Pkwy.

3.  Continue straight onto George J. Bean Outbound Pkwy.

4.  Take the ramp to Florida 589 Toll S

5.  Keep right at the fork, follow signs for Tampa and merge onto Florida 589 Toll S

6.  Continue onto FL-60 E

Destination will be on the right

AETNA INC. – 2013 Proxy Statement   C-1

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The Aetna Way is an expression of why we exist, what we are trying to achieve and what we believe in.

Everything we do at Aetna starts with our values --- a clear, strongly held set of core beliefs that reflect who we are and what you can expect from us.

151 Farmington Avenue

Hartford, Connecticut 06156

Visit our Investor Relations website http://www.aetna.com/investors-aetna/index.html

Read our 2012 Corporate Responsibility Report http://www.aetna.com/about-aetna-insurance/document-library/cr/CorpResp2012.pdf

Aetna Mobile Web - shows a streamlined view of Aetna.com. You can buy health insurance or access our most popular tools directly from your mobile phone’s web browser.

http://www.aetna.com/about-aetna-insurance/sas/mobile/index.html

THE AETNA STORY

Providing insurance for 159 years and counting

Founded in 1853 in Hartford, Connecticut, Aetna is one of the nation’s leading diversified health care benefits companies.

Helping to manage health care, one of the most important things in life

We believe we can help create a better health care system. This belief drives our daily decisions as one of the nation’s leading health care benefits companies. We work hard to provide our members with information and resources to help them in consultation with their health care professionals make better informed decisions about their health.

Our mission

We help people achieve health and financial security by providing easy access to cost-effective, high-quality health care. And we continue to be a leader in building a stronger, more effective health care system by working with doctors, hospitals, employers, patients, public officials and others.

Our products

Aetna offers a broad range of traditional, voluntary and consumer-directed health insurance products and related services, including medical, pharmacy, dental, behavioral health, group life and disability plans, and medical management capabilities, Medicaid health care management services and health information technology services.

Our customers

We serve approximately 37.3 million people with information and resources to help them in consultation with their health care professionals make better informed decisions about their health care. Our customers include employer groups, individuals, college students, part-time and hourly workers, health plans, health care providers, governmental units, government-sponsored plans, labor groups and expatriates.

aetna[SM]

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 16, 2013. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M52193-P33521 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

AETNA INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Fernando Aguirre	☐	☐	☐
1b. Mark T. Bertolini	☐	☐	☐
1c. Frank M. Clark	☐	☐	☐
1d. Betsy Z. Cohen	☐	☐	☐
1e. Molly J. Coye, M.D.	☐	☐	☐
1f. Roger N. Farah	☐	☐	☐
1g. Barbara Hackman Franklin	☐	☐	☐
1h. Jeffrey E. Garten	☐	☐	☐
1i. Ellen M. Hancock	☐	☐	☐
1j. Richard J. Harrington	☐	☐	☐
1k. Edward J. Ludwig	☐	☐	☐
1l. Joseph P. Newhouse	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐
3. Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan	☐	☐	☐
4. Approval of the Company's Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐
The Board of Directors recommends a vote AGAINST proposals 5, 6 and 7.			
5. Shareholder Proposal on Independent Board Chair	☐	☐	☐
6. Shareholder Proposal on Simple Majority Vote	☐	☐	☐
7. Shareholder Proposal on Political Contributions - Board Oversight	☐	☐	☐

NOTE: The proxies may vote in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2013 Annual Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2013 ANNUAL MEETING OF SHAREHOLDERS
OF
AETNA INC.

FRIDAY, MAY 17, 2013, 9:30 AM
INTERCONTINENTAL TAMPA
4860 WEST KENNEDY BOULEVARD
TAMPA, FLORIDA 33609

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the Annual Meeting. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by the Company's outside tabulator, Broadridge Financial Solutions, Inc.

NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the 2013 Proxy Statement. Aetna's Corporate Secretary must receive your written request for an admission ticket on or before May 10, 2013. You must present your admission ticket along with **government-issued photo identification** (e.g., a driver's license or passport) in order to be admitted to the Annual Meeting.

M52194-P33521

Proxy– Aetna Inc.

2013 Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF AETNA'S BOARD OF DIRECTORS.

The undersigned hereby appoints Barbara Hackman Franklin, Ellen M. Hancock, and Edward J. Ludwig, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the 2013 Annual Meeting of Shareholders of Aetna Inc. to be held on May 17, 2013 and at any adjournment or postponement thereof, and directs said proxies to vote as specified herein on the seven items specified in this proxy, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof. **THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2, 3 and 4 AND AGAINST ITEMS 5, 6 and 7.**

If you vote by telephone or the Internet, please DO NOT mail back this Proxy Card.

THANK YOU FOR VOTING

(Items to be voted appear on reverse side of this Proxy Card.)

AETNA INC.
ANNUAL MEETING FOR SHAREHOLDERS AS OF MARCH 15, 2013
TO BE HELD ON MAY 17, 2013

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET on May 16, 2013.

To vote by Internet

1) Go to website www.proxyvote.com.
2) Follow the instructions provided on the website.

To vote by Telephone

1) Call 1-800-454-8683.
2) Follow the instructions.

To vote by Mail

1) Check the appropriate boxes on the voting instruction form below.
2) Sign and date the voting instruction form.
3) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M51959-TBD

Important Notice Regarding the Availability of Proxy Materials for the 2013 Shareholder Meeting. The following material is available at www.proxyvote.com:
The Notice of Annual Meeting of Shareholders and 2013 Proxy Statement and 2012 Annual Report, Financial Report to Shareholders

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Fernando Aguirre	☐	☐	☐
1b. Mark T. Bertolini	☐	☐	☐
1c. Frank M. Clark	☐	☐	☐
1d. Betsy Z. Cohen	☐	☐	☐
1e. Molly J. Coye, M.D.	☐	☐	☐
1f. Roger N. Farah	☐	☐	☐
1g. Barbara Hackman Franklin	☐	☐	☐
1h. Jeffrey E. Garten	☐	☐	☐
1i. Ellen M. Hancock	☐	☐	☐
1j. Richard J. Harrington	☐	☐	☐
1k. Edward J. Ludwig	☐	☐	☐
1l. Joseph P. Newhouse	☐	☐	☐

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐
3. Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan	☐	☐	☐
4. Approval of the Company's Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐
The Board of Directors recommends a vote AGAINST proposals 5, 6 and 7.			
5. Shareholder Proposal on Independent Board Chair	☐	☐	☐
6. Shareholder Proposal on Simple Majority Vote	☐	☐	☐
7. Shareholder Proposal on Political Contributions - Board Oversight	☐	☐	☐

NOTE: The proxies may vote in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 14, 2013. Have your Voting Instruction Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Aetna in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Instruction Cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 14, 2013. Have your Voting Instruction Card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Instruction Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M52195-Z59587 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

AETNA INC.

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Fernando Aguirre	☐	☐	☐
1b. Mark T. Bertolini	☐	☐	☐
1c. Frank M. Clark	☐	☐	☐
1d. Betsy Z. Cohen	☐	☐	☐
1e. Molly J. Coye, M.D.	☐	☐	☐
1f. Roger N. Farah	☐	☐	☐
1g. Barbara Hackman Franklin	☐	☐	☐
1h. Jeffrey E. Garten	☐	☐	☐
1i. Ellen M. Hancock	☐	☐	☐
1j. Richard J. Harrington	☐	☐	☐
1k. Edward J. Ludwig	☐	☐	☐
1l. Joseph P. Newhouse	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐
3. Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan	☐	☐	☐
4. Approval of the Company's Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐
The Board of Directors recommends a vote AGAINST proposals 5, 6 and 7.			
5. Shareholder Proposal on Independent Board Chair	☐	☐	☐
6. Shareholder Proposal on Simple Majority Vote	☐	☐	☐
7. Shareholder Proposal on Political Contributions - Board Oversight	☐	☐	☐

NOTE: The Trustee may vote in its discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all voting instructions heretofore given by the signer with respect to the shares represented hereby to be voted at the 2013 Annual Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2013 ANNUAL MEETING OF SHAREHOLDERS
OF
AETNA INC.

FRIDAY, MAY 17, 2013, 9:30 AM
INTERCONTINENTAL TAMPA
4860 WEST KENNEDY BOULEVARD
TAMPA, FLORIDA 33609

Your vote is important to us. You may provide voting instructions by Internet, telephone or mail. Please provide your voting instructions at your earliest convenience even if you plan to attend the Annual Meeting. Voting instructions appear on the reverse side of this card. Your individual voting instructions are held in confidence.

NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the 2013 Proxy Statement. Aetna's Corporate Secretary must receive your written request for an admission ticket on or before May 10, 2013. You must present your admission ticket along with **government-issued photo identification** (e.g., a driver's license or passport) in order to be admitted to the Annual Meeting.

M52196-Z59587

Voting Instructions – Aetna Inc.

2013 Annual Meeting of Shareholders

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF STATE STREET BANK AND TRUST COMPANY.

To: Participants in the Aetna 401(k) Plan

State Street Bank and Trust Company, the Trustee under the Aetna 401(k) Plan (the Plan), has been instructed to solicit your instructions as named fiduciary on how to vote the Aetna Common Shares held by the Trustee on your behalf in accordance with the terms of the Plan and to vote those shares in accordance with your instructions at the Annual Meeting of Shareholders of Aetna Inc. to be held on May 17, 2013, and at any adjournment or postponement thereof. Please indicate by checking the appropriate box how you want these shares voted by the Trustee and return this card to the Trustee in the envelope provided. We would like to remind you that your individual voting instructions are held in strictest confidence and will not be disclosed to Aetna. **If you fail to provide voting instructions to the Trustee by 11:59 p.m. Eastern Time on May 14, 2013, by telephone, by Internet, or by completing, signing and returning this card, the Trustee will vote the shares held on your behalf in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.**

If you vote by the Internet or telephone, please DO NOT mail back this Voting Instruction Card.

THANK YOU FOR VOTING

(Items to be voted appear on reverse side.)